As filed with the Securities and Exchange Commission on February 15, 2007
                                                     Registration No. 333-134429
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                               AMENDMENT NO. 4 TO
                             REGISTRATION STATEMENT
                                       ON
                                    FORM S-3
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 ---------------


                       STRUCTURED OBLIGATIONS CORPORATION
             (Exact name of Registrant as specified in its charter)

              Delaware                                         13-3741177
  (State or other jurisdiction of                           (I.R.S. Employer
   incorporation or organization)                          Identification No.)

                        c/o J.P. Morgan Securities, Inc.
                                 270 Park Avenue
                            New York, New York 10017
                                 (212)-834-6000
               (Address, including zip code, and telephone number,
                      including area code, of Registrant's
                          principal executive offices)


                       Structured Obligations Corporation
                              Sponsor and Depositor
                                 270 Park Avenue
                            New York, New York 10017
                            Attention: Chad S. Parson
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


                                    Copy to:
                               Al B. Sawyers, Esq.
                       Orrick, Herrington & Sutcliffe LLP
                                666 Fifth Avenue
                            New York, New York 10103
                                 (212) 506-5000


                    [Identify Issuing Entity on cover page.]

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective in light of market conditions.

If the only  securities  being  registered  on this  form are being      offered
pursuant to dividend or interest reinvestment plans, please check the following box. [_]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective
registration   statement  for  the  same  offering. [_]

If delivery of the prospectus is executed to be made pursuant to Rule 434, please check the following box. [_]

                                             CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------
 Title of Securities        Amount to be           Proposed Maximum         Proposed Maximum          Amount of
   Being Registered          Registered        Offering Price Per Unit     Aggregate Offering      Registration Fee
                                 (1)                                           Price (1)
  Trust Certificates         $1,000,000                  100%            100%                            $107
----------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee on the basis of the proposed maximum aggregate offering price.

The Certificates represent obligations of the Issuing Entity only and do not represent an interest in or obligation of Structured Obligations Corporation, [the Sponsor, the Depositor], or any of their affiliates.

    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                                EXPLANATORY NOTE


This Registration Statement includes a base prospectus and a form of prospectus supplement for offering series of trust certificates representing the entire beneficial ownership interest in various issuing entities to be created from time to time, the assets of which will consist primarily of securities within one of the following categories: (1) debt or asset-backed securities or a pool of debt or asset-backed securities issued by certain domestic corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities), (2) preferred securities issued by certain trusts or other special purpose entities, (3) obligations issued by the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States government sponsored organization created pursuant to a federal statute, (4) obligations issued or guaranteed by a foreign government or any political subdivision or agency or instrumentality thereof, (5) debt securities or a pool of debt securities issued by certain foreign private issuers or (6) asset-backed securities issued by certain trusts or other special purpose entities. The Issuing Entity may also hold cash pending disbursement by the trustee and may have rights under credit support agreements, swap agreements, puts, calls or derivative instruments, which rights will be described in the prospectus supplement. The base prospectus and form of prospectus supplement contain bracketed provisions appropriate for the various categories of trust assets; each set of alternate language, when combined with the base prospectus and form of prospectus supplement constitutes a separate prospectus.

Prospectus Supplement
(To Prospectus Dated ________________, 20__)



               Subject to Completion Dated ________________, 20__

                                 [            ]

                                [Issuing Entity]

                    [Callable] Trust Certificates, Series [ ]

                       STRUCTURED OBLIGATIONS CORPORATION
                              Sponsor and Depositor

                                    PRINCIPAL BALANCE         CERTIFICATE          PRICE TO     UNDERWRITING DISCOUNT
                                                                 RATE               PUBLIC
                                                            [%] [Variable]
                                                             Pass Through
[Class ___ certificate]               $___________               Rate               100.00%             ___%
                                                            [%] [Variable]
                                                             Pass Through
[Class ___ certificate]               $___________               Rate               100.00%             ___%


THE CERTIFICATES            Issuing Entity
REPRESENT OBLIGATIONS OF    o       is a [Delaware business][common law] trust
THE ISSUING ENTITY ONLY             formed by a trust agreement between
AND DO NOT REPRESENT THE            Structured Obligations Corporation and
OBLIGATIONS OF OR                   ________________.
INTEREST IN THE SPONSOR     o       will issue __________ classes of
AND DEPOSITOR, OR ANY OF            certificates, [all of which [except the
ITS AFFILIATES.                     class [  ]] are offered by this Prospectus
                                    Supplement.]


                            The Certificates
                            o are principally secured by the assets of the Issuing Entity, which consist [primarily] of a [security] [pool of securities [category - asset backed/debt securities]] that [is] [are] described in this Prospectus Supplement.
                            o       currently have no trading market.
                            o [are not insured or guaranteed by any governmental agency.]
                            o [Credit Enhancement. Identify each form of credit enhancement that may be used in connection with this prospectus supplement.]

YOU SHOULD REVIEW THE INFORMATION IN "RISK FACTORS" ON PAGE S-___ OF THIS PROSPECTUS SUPPLEMENT AND ON PAGE ___ IN THE ACCOMPANYING PROSPECTUS.

For complete information about the offered certificates, read both this Prospectus Supplement and the Prospectus. This Prospectus Supplement must be accompanied by the Prospectus if it is being used to offer and sell the offered certificates.

[Structured Obligations Corporation has made an application to list the certificates on the [________] Exchange. If the application is approved, trading of the certificates on the [__________] Exchange is expected to commence within a [30-day] period after the initial delivery of the certificates. See "Method of Distribution" in this Prospectus Supplement and "Plan of Distribution" in the accompanying Prospectus.]

[[Interest will accrue on the certificates at rate equal to ____.][The first expected distribution date for the certificates is [____], distributions will be made [each] [___].] [The class ____ certificates will receive all scheduled interest payments received by the Issuing Entity on or before ____ from the securities held by the Issuing Entity. [The class ____ certificates will receive a distribution of the securities in kind on _____.]]

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE CERTIFICATES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Subject to the satisfaction of certain conditions, the underwriter[s] named below will purchase the offered certificates from the [Structured Obligations Corporation]. See "Method of Distribution" in this Prospectus Supplement and "Plan of Distribution" in the accompanying prospectus. The offered certificates will be issued in book-entry form only on or about ________________.

                                -----------------

                                  [Underwriter]

             [The date of this Prospectus Supplement is __________.]

               IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
              PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

We provide information to you about the certificates in two separate documents that progressively provide more detail: (a) the accompanying Prospectus, which provides general information, some of which may not apply to your series of certificates and (b) this Prospectus Supplement, which describes the specific terms of your series of certificates.

Structured Obligations Corporation has filed with the Securities and Exchange Commission a registration statement (of which this Prospectus Supplement and the accompanying Prospectus form a part) under the Securities Act of 1933 with respect to your series of certificates. This Prospectus Supplement and the accompanying Prospectus do not contain all of the information contained in the registration statement. For further information regarding the documents referred to in this Prospectus Supplement and the accompanying Prospectus, you should refer to the registration statement and its exhibits. The registration statement and its exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Securities and Exchange Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330). Copies of such materials can also be obtained electronically through the Securities and Exchange Commission's internet web site (http://www.sec.gov).

We are incorporating by reference into the Prospectus and Prospectus Supplement any future SEC reports filed by Structured Obligations Corporation on behalf of the issuing entity under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act after the date of this Prospectus Supplement and before we terminate our offering of the certificates. Such documents may include, without limitation, Annual Reports on Form 10-K, Periodic Reports on Form 10-D and Current Reports on Form 8-K. Information that we file later with the Securities and Exchange Commission will automatically update the information in the attached Prospectus and this Prospectus Supplement. In all cases, you should rely on the later information included in the accompanying Prospectus or the applicable Prospectus Supplement.

[As a recipient of the accompanying Prospectus and this Prospectus Supplement, you may request a copy of any document we incorporated by reference, except exhibits to the documents (unless the exhibits are specifically incorporate by reference), at no cost, by writing or calling us at: Structured Obligations Corporation, ________________.]

You should rely only on the information contained in this Prospectus Supplement or the accompany Prospectus. Neither Structured Obligations Corporation nor the Underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither Structured Obligations Corporation nor the Underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this Prospectus Supplement or the accompanying Prospectus is accurate as of the dates stated on their respective front covers only.

We include cross-references in this Prospectus Supplement and the accompanying Prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying Prospectus provide the pages on which these captions are located.

You can find a listing of the pages where terms are defined under the caption "Index of Terms" beginning on page S-____ in this document and beginning on page ____ in the accompanying Prospectus.

We are not offering the certificates in any state where the offer or sale is not permitted.

[THE UNDERWRITERS] MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE PRICE OF THE CERTIFICATES, INCLUDING OVER-ALLOTMENT,
STABILIZING AND SHORT-COVERING TRANSACTIONS IN SUCH SECURITIES AND THE IMPOSITION OF PENALTY BIDS, IN EACH CASE IN CONNECTION WITH THE OFFERING OF THE CERTIFICATES. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "METHOD OF DISTRIBUTION" IN THIS PROSPECTUS SUPPLEMENT.

No dealer salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus Supplement or the accompanying Prospectus in connection with the offer made by this Prospectus Supplement and the accompanying Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by [the Underwriters]. This Prospectus Supplement and the accompanying Prospectus do not constitute an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus Supplement or the accompanying Prospectus nor any sale made hereunder and thereunder shall, under any circumstances, create any implication that the information contained in this Prospectus Supplement and in the accompanying Prospectus is correct as of any time subsequent to the date of this Prospectus Supplement; however, if any material change occurs while this Prospectus Supplement or the accompanying Prospectus is required by law to be delivered, this Prospectus Supplement or the accompanying Prospectus will be amended or supplemented accordingly.

                                TABLE OF CONTENTS
                                                                            Page

                              PROSPECTUS SUPPLEMENT

EXPLANATORY NOTE...............................................................3

SUMMARY  S-1

         The Certificates....................................................S-1

         The Deposited Assets................................................S-6

RISK FACTORS................................................................S-14

SPONSOR AND DEPOSITOR.......................................................S-14

FORMATION OF THE TRUST......................................................S-15

DESCRIPTION OF THE DEPOSITED ASSETS.........................................S-15

         General  ..........................................................S-15

         Underlying Securities..............................................S-18

         [The Federal National Mortgage Association.........................S-19

         [The Federal Home Loan Mortgage Corporation........................S-19

         [The Student Loan Marketing Association............................S-20

         [The Resolution Funding Corporation................................S-20

         [The Federal Home Loan Banks.......................................S-21

         [Tennessee Valley Authority........................................S-22

         [Federal Farm Credit Banks.........................................S-22

         [Government Trust Certificates.....................................S-23

         Pending Legal Proceedings..........................................S-25

         Affiliations Among Transaction Parties.............................S-25

[DESCRIPTION OF CREDIT SUPPORT].............................................S-25

         [The Letter of Credit..............................................S-25

         [The Surety Bond...................................................S-26

         [Reserve Account...................................................S-26

YIELD ON THE CERTIFICATES...................................................S-26

DESCRIPTION OF THE CERTIFICATES.............................................S-27

         General  ..........................................................S-27

         Definitive Certificates............................................S-28

         Distributions......................................................S-28

         [Currency Matters].................................................S-30

         [Exchange Rates and Exchange Controls].............................S-31

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

         [Payment Currency].................................................S-32

         [Foreign Currency Judgments].......................................S-32

         [Additional Underlying Securities and Certificates.................S-32

         [Redemption of [Class [__]] Certificates Upon Exercise of a
                   Call Warrant.............................................S-33

         [Tender Right].....................................................S-33

         [Optional Exchange]................................................S-33

         Default on Underlying Securities...................................S-35

         [Advances..........................................................S-35

         Allocation of Losses; Subordination [specify if necessary].........S-36

         [Restrictions on Transfer of the Class [ ] Certificates............S-36

DESCRIPTION OF THE TRUST AGREEMENT..........................................S-36

         General  ..........................................................S-36

         The Trustee and the Servicer.......................................S-37

         Events of Default..................................................S-37

         Voting Rights......................................................S-38

         Voting of Underlying Securities, [Modification of Indenture].......S-39

         [Reports as to Compliance].........................................S-40

         [Administrative Agent].............................................S-41

         [Administrative Agent Termination Events; Rights Upon
                   Administrative Agent Termination Event]..................S-42

         Termination........................................................S-43

         Fees and Expenses..................................................S-43

FEDERAL INCOME TAX CONSEQUENCES.............................................S-44

         Scope of Opinion...................................................S-44

         General  ..........................................................S-44

CERTAIN ERISA CONSIDERATIONS................................................S-45

METHOD OF DISTRIBUTION......................................................S-46

RATINGS.....................................................................S-47

LEGAL OPINIONS..............................................................S-47

INDEX OF TERMS FOR PROSPECTUS SUPPLEMENT....................................S-48

                                TABLE OF CONTENTS
                                   (continued)

                                   PROSPECTUS

                                                                            Page

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
         PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT.................2

RISK FACTORS...................................................................5

WHERE YOU CAN FIND MORE INFORMATION............................................9

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE................................9

REPORTS TO CERTIFICATEHOLDERS.................................................10

STRUCTURED OBLIGATIONS CORPORATION............................................10

USE OF PROCEEDS...............................................................10

FORMATION OF THE TRUSTS.......................................................10

MATURITY AND YIELD CONSIDERATIONS.............................................11

DESCRIPTION OF THE CERTIFICATES...............................................13

         General  ............................................................13

         Distributions........................................................14

         Interest on the Certificates.........................................15

         Principal of the Certificates........................................18

         Foreign Currency Certificates........................................18

         Dual Currency Certificates...........................................18

         Optional Exchange....................................................19

         Default on Underlying Securities and Remedies........................19

         Call Right...........................................................19

         Global Securities....................................................19

         Redemption of [Class [__]] Certificates Upon Exercise of a
                   Call Warrant...............................................22

         [Tender Right].......................................................22

         [Optional Exchange]..................................................22

DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT............................24

         General  ............................................................24

         Underlying Securities................................................26

         Principal Economic Terms of Concentrated Underlying Securities.......31

         Publicly Available Information.......................................33

         Other Deposited Assets...............................................33

         Credit Support.......................................................33

         Collections..........................................................35

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

DESCRIPTION OF THE TRUST AGREEMENT............................................36

         Acquisition of Deposited Assets......................................36

         Collection and Other Administrative Procedures.......................37

         Retained Interest....................................................38

         Trustee and Administrative Agent Compensation and
                   Payment of Expenses........................................38

         Certain Matters Regarding the Trustee, the
                   Administrative Agent and SOC...............................38

         Remedies of Certificateholders.......................................39

         Modification and Waiver..............................................40

         Reports to Certificateholders; Notices...............................41

         Evidence as to Compliance............................................42

         Replacement Certificates.............................................43

         Termination..........................................................43

         Call [Rights] [Warrants].............................................43

         Duties of the Trustee................................................43

         The Trustee..........................................................43

         Removal and Replacement of Trustee...................................44

         Bankruptcy Remoteness................................................45

         Additional Underlying Securities; Issuance of
                   Additional Certificates....................................45

LIMITATIONS ON ISSUANCE OF BEARER CERTIFICATES................................45

FEDERAL INCOME TAX CONSEQUENCES...............................................46

         Scope of Opinion.....................................................46

         General  ............................................................47

         Tax Status of the Trust..............................................47

         Income of Certificateholders.........................................48

         Possible Recharacterization of the Issuing Entity as a Partnership...49

         Withholding Taxes with Respect to Non-U.S. Persons...................50

         State and Other Tax Consequences.....................................50

PLAN OF DISTRIBUTION..........................................................50

LEGAL OPINIONS................................................................51

INDEX OF TERMS................................................................52

                            [EUROPEAN ECONOMIC AREA]

[In relation to each Member State of the European Economic Area which has implemented the prospectus Directive (each, a Relevant Member State), the underwriter has represented and agreed that, with effect from and including the date on which the prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date"), it has not made and will not make an offer of notes to the public in that Relevant Member State prior to the publication of a prospectus in relation to the notes which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of notes to the public in that Relevant Member State at any time:

(a) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year, (2) a total balance sheet of more than
(euro)43,000,000 and (3) an annual net turnover of more than (euro)50,000,000, as shown in its last annual or consolidated accounts; or

(c) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the prospectus Directive.

For the purposes of this provision, the expression an "offer of notes to the public" in relation to any notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the notes to be offered so as to enable an investor to decide to purchase or subscribe the notes, as the same may be varied in that Relevant Member State by any measure implementing the prospectus Directive in that Relevant Member State and the expression "prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

The underwriter has represented and agreed that:

(a) (i) it is a person whose ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business and (ii) it has not offered or sold and will not offer or sell the notes other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or who it is reasonable to expect will acquire, hold, manage or dispose of investments (as principal or agent) for the purposes of their businesses where the issue of the notes would otherwise constitute a contravention of Section 19 of the Financial Services and Markets Act (the "FSMA") by the issuer;

(b) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the notes in circumstances in which
Section 21(1) of the FSMA does not apply to the issuer; and

(c) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the notes in, from or otherwise involving the United Kingdom.

The offer in The Netherlands of the notes included in this offering is exclusively limited to persons who trade or invest in securities in the conduct of a profession or business (which include banks, stockbrokers, insurance companies, pension funds, other institutional investors and finance companies and treasury departments of large enterprises).]

                                [UNITED KINGDOM]

[The underwriter has represented and agreed that:

(d) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of the [NAME] in circumstances in which Section 21(1) of the FSMA does not apply to the issuer; and

(e) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the [NAME] in, from or otherwise involving the United Kingdom.

                       NOTICE TO UNITED KINGDOM INVESTORS

The distribution of this prospectus supplement (A) if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Articles 49(2)(a) through (d) ("high net worth companies, unincorporated associates, etc.") or 19 (Investment Professionals) of the Financial Services and Market Act 2000 (Financial Promotion) Order 2005 (all such persons together being referred to as the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered [ [NAME], is available only to Relevant Persons and will be engaged in only with Relevant Persons.

Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the issuer and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.]

                                     SUMMARY

         This summary highlights the principal economic terms of the certificates being issued by the Issuing Entity and of the Underlying Securities and any other Deposited Assets. It does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the certificates, you should read carefully this Prospectus Supplement and the accompanying Prospectus carefully and in full.

The Certificates

Sponsor and Depositor..................  Structured   Obligations    Corporation
                                         ("SOC")   an   indirect    wholly-owned
                                         subsidiary  of J.P.  Morgan  Securities
                                         Holdings    Inc.    See     "Structured
                                         Obligations    Corporation"    in   the
                                         accompanying Prospectus.

[Administrative Agent..................           [                           ]]

Issuing Entity.........................  the  Series [ ] Trust.  We refer to the
                                         [trust] as the "Issuing Entity."

Securities Offered.....................  [Insert   Name]   [Callable]    [Trust]
                                         certificates, Series [ ], consisting of
                                         class [ ] certificates[,] [and] class [
                                            ] certificates [and specify others].

Initial certificate
Principal Balance
[Notional Amount]......................  Class [  ]:       [$]  [             ].
                                         Class [  ]:       [$]  [             ].

Final Scheduled
Distribution Date......................  Class [ ].
                                         Class [ ].

Pass-Through
Rates..................................  [The   Variable    Pass-Through   Rates
                                         applicable  to the  calculation  of the
                                         interest     distributable    on    any
                                         Distribution  Date on the  certificates
                                         [(other    than    the    class   [   ]
                                         certificates)]  are equal to  [describe
                                         method for determining variable rates].
                                         The initial Variable Pass-Through Rates
                                         for  the  class  [ ]  certificates  [,]
                                         [and] the class [ ]  certificates  [and
                                         specify others] are approximately  ___%
                                         [,] [and]  ___% [and  ___%] per  annum,
                                         respectively.]  [The  Pass-Through Rate
                                         applicable  to the  calculation  of the
                                         interest     distributable    on    any
                                         Distribution   Date  on  the

                                         [specify classes] certificates is fixed
                                         at ___% [and ___%,  respectively,]  per
                                         annum.]

[Certificate Principal Balance]
[Notional Amount]......................  [The Certificate Principal Balance of a
                                         certificate  outstanding  at  any  time
                                         represents  the maximum amount that the
                                         certificate   holder  is   entitled  to
                                         receive as  distributions  allocable to
                                         principal.  The  Certificate  Principal
                                         Balance of a  certificate  will decline
                                         to the extent  distributions  allocable
                                         to principal are made to holders.] [The
                                         Notional   Amount  of  the  class  [  ]
                                         certificates   as  of   any   date   of
                                         determination  is equal  to  [specify].
                                         "Notional   Amount"  means  the  stated
                                         amount  on the  face  of the  class [ ]
                                         certificates    and   is   solely   for
                                         convenience in determining the basis on
                                         which  distributions  on the  class [ ]
                                         certificates    are   calculated   [and
                                         determining  the relative voting rights
                                         of  certificateholders  of  class  [  ]
                                         certificates  for purposes of voting on
                                         a  class-by-class  basis or otherwise].
                                         The Notional  Amount does not represent
                                         the right to receive any  distributions
                                         allocable to principal.]

                                         [The class [ ] certificates,  which are
                                         not being  offered  by this  Prospectus
                                         Supplement,  have in the  aggregate  an
                                         initial  Certificate  Principal Balance
                                         of [$]  (approximate)  and a [Variable]
                                         Pass-Through  Rate [of ___%]. The class
                                         [ ] certificates represent the right to
                                         receive  distributions  in  respect  of
                                         their Certificate Principal Balance and
                                         interest  thereon  at their  applicable
                                         Pass-Through   Rate.]   Shortfalls   in
                                         collections   with   respect   to   the
                                         Deposited   Assets  will  be  allocated
                                         solely to the class [ ] certificates to
                                         the extent  provided in this Prospectus
                                         Supplement  and,  thereafter,  will  be
                                         allocated  among the  certificates  and
                                         the class [ ] certificates, as provided
                                         in  this  Prospectus  Supplement.  [The
                                         class   [  ]   certificates   will   be
                                         transferred  by SOC to an  affiliate on
                                         or about [________, ____] (the "Closing
                                         Date"),  and may be sold at any time in
                                         accordance with any restrictions in the
                                         trust agreement.]]

Retained Interest......................  [None.]

Original Issue
Date...................................  [                 ].

Cut-off Date...........................  [                 ].

Distribution Dates.....................  [        ], commencing [   ].

Record Dates...........................  The [ ] day immediately  preceding each
                                         Distribution Date.

Denominations;
Specified
Currency...............................  The  class [ ]  certificates  [,] [and]
                                         class  [ ]  certificates  [and  specify
                                         others] will be denominated and payable
                                         in [U.S.  dollars] [ ] (the  "Specified
                                         Currency")  and will be  available  for
                                         purchase  in minimum  denominations  of
                                         [$][ ] and [multiples of [$] [ ]] .

Interest Accrual
Periods................................  [Monthly]  [Quarterly]  [Semi-annually]
                                         (or, in the case of the first  Interest
                                         Accrual Period,  from and including the
                                         Original  Issue  Date to but  excluding
                                         the first Distribution Date).
Form of
Security...............................  [Book-entry   certificates   with   The
                                         Depository    Trust    Company].    See
                                         "Description  of  the   Certificates  -
                                         Definitive Certificates." Distributions
                                         will   be   settled   in   [immediately
                                         available  (same-day)]   [clearinghouse
                                         (next-day)] funds.

Distributions..........................  Holders  of the  certificates  will  be
                                         entitled    to    receive    on    each
                                         Distribution  Date,  to the  extent  of
                                         available funds,  [after payment of the
                                         expenses   of  the   Trustee   and  its
                                         respective  agents up to the  Allowable
                                         Expense Amount,]

                                         o    [in  the  case of  each  class  of
                                              certificates  other than the class
                                              [ ]  certificates,]  distributions
                                              allocable   to   interest  at  the
                                              applicable  Pass-Through  Rate  on
                                              the     applicable     Certificate
                                              Principal Balance,

                                         o    [in  the  case of  each  class  of
                                              certificates  other than the class
                                              [ ]  certificates,]  distributions
                                              allocable to principal, and

                                         o    [in  the  case of  each  class  of
                                              certificates  other than the class
                                              [ ]  certificates,]  distributions
                                              allocable  to premium  (if any) in
                                              an amount equal to all payments of
                                              premium  (if any)
                                              received    on   the    Underlying
                                              Securities   for  the   applicable
                                              Collection Period.

                                         o    [[in  the  case of each  class  of
                                              certificates  other than the class
                                              [ ]  certificates,]  distributions
                                              as a result of  prepayments on the
                                              Underlying   Securities   for  the
                                              applicable Collection Period.]

                                         Distributions    will    be   made   to
                                         certificateholders  only if, and to the
                                         extent  that,  payments  are made  with
                                         respect to the Deposited  Assets or are
                                         otherwise   covered   by   any   credit
                                         support.  [The holders of the class [ ]
                                         certificates   will  be   entitled   to
                                         receive  on  each   Distribution   Date
                                         distributions  allocable to interest in
                                         an amount  equal to  [describe].]  [The
                                         holders  of the class [ ]  certificates
                                         will not be  entitled  to  receive  any
                                         distributions allocable to principal or
                                         premium (if any).] See  "Description of
                                         the       Certificates--Distributions."
                                         [Describe  events which may cause lower
                                         principal distributions.]

Special Distribution Dates.............  If  a  payment   with  respect  to  the
                                         Underlying  Securities  is  made to the
                                         Trustee after the Underlying Securities
                                         Payment Date on which  payment was due,
                                         then the Trustee  will  distribute  any
                                         such  amounts   received  on  the  next
                                         occurring  Business  Day or as  soon as
                                         possible,    thereafter   (a   "Special
                                         Distribution Date") as if the funds had
                                         constituted   Available  Funds  on  the
                                         Distribution Date immediately preceding
                                         such   Special    Distribution    Date;
                                         provided, however, that the Record Date
                                         for  such  Special   Distribution  Date
                                         shall be [five  Business  Days (as such
                                         term  is  defined  in  the  Prospectus,
                                         "Business  Day")  prior  to the day on]
                                         which the related  payment was received
                                         from the Underlying Securities Trustee.

[Subordination.........................  [The rights of the holders of the class
                                         [ ]  certificates  [and  specify  other
                                         classes]  to receive  distributions  of
                                         principal,   premium   (if  any),   and
                                         interest  with respect to the Deposited
                                         Assets  will  be  subordinated  to  the
                                         rights  of the  holders  of  the  other
                                         classes of certificates with respect to
                                         losses   attributable   to   principal,
                                         premium (if any) and interest  realized
                                         on  a  Deposited  Asset  (such  losses,
                                         "Realized Losses"). [Losses not covered
                                         by [credit enhancement or
                                         support]   will  be  allocated  to  the
                                         Certificates  [Name]  [Certificates  as
                                         follows  [describe]].  See "Description
                                         of  the   Certificates--Allocation   of
                                         Losses; Subordination."]]

[Optional Termination..................  SOC may  purchase  at a price  equal to
                                         the  [principal  amount]   [liquidation
                                         preference  amount]  of the  Underlying
                                         Securities all the Deposited  Assets in
                                         the Issuing Entity on any  Distribution
                                         Date on which the aggregate  [principal
                                         amount] [liquidation preference amount]
                                         of the Underlying  Securities remaining
                                         in the  Issuing  Entity  is  less  than
                                         [10%]  of  the   aggregate   [principal
                                         amount] [liquidation preference amount]
                                         of  the  Deposited  Assets  as  of  the
                                         Cut-off  Date.  This  would  cause  the
                                         termination  of the Issuing  Entity and
                                         early  retirement of the  certificates.
                                         [Specify   any   other    purchase   or
                                         repurchase    option   of   SOC.]   See
                                         "Description      of     the      trust
                                         agreement-Termination"      in     this
                                         Prospectus  Supplement and "Description
                                         of Trust  Agreement-Termination" in the
                                         Prospectus.]

[Call Warrants; Redemption
of Certificates........................  The  Issuing  Entity  has  issued  call warrants with respect to the Underlying
                                         Securities.  The Call Warrants  entitle
                                         the  holder  of the  Call  Warrants  to
                                         purchase the Underlying  Securities [on
                                         or    after]     [describe     exercise
                                         provisions].  The Call  Warrants may be
                                         exercised       [describe      exercise
                                         provisions].  If the Call  Warrants are
                                         exercised,   then   the   [Class   ___]
                                         Certificates  will  be  redeemed  at  a
                                         price  equal to [the  principal  amount
                                         of]  the  Certificates   redeemed  plus
                                         accrued  distributions  to the  date of
                                         redemption.  [Describe partial exercise
                                         and partial redemption if applicable.]]

Trustee................................  [                 ], as trustee.

Ratings................................  [ ] by [ ] [and  [ ] by [ ]].  [Specify
                                         specific   ratings   requirements   for
                                         particular   classes,   including   the
                                         extent  to which  the  issuance  of the
                                         certificates   of  a  given   class  is
                                         conditioned  upon  satisfaction  of the
                                         ratings   of  each   other   class   of
                                         certificates.] See "Ratings".

Collection Period......................  With  respect to a  Distribution  Date, the period  beginning on [ ] and ending
                                         at the close of business on [ ].

The Deposited Assets

Deposited
Assets.................................  The  Deposited  Assets will  consist of the Underlying Securities [and describe
                                         any   assets   which   relate   to  the
                                         Underlying   Securities].   See  "--The
                                         Underlying   Securities"   [,  "--Other
                                         Deposited  Assets"] and "Description of
                                         the Deposited Assets" below.

Underlying Securities..................  [A [ ]%] [A pool  of]  [floating  rate]
                                         [debt][asset-backed]  [trust preferred]
                                         [foreign]   [foreign  private]  [United
                                         States  treasury   securities]  [United
                                         States       government       sponsored
                                         entit[y][ies] [or guaranteed by foreign
                                         government[s], political subdivision[s]
                                         or           agenc[y][ies]           or
                                         instrumentalit[y][ies]    thereof]   [,
                                         exclusive  of  the  Retained   Interest
                                         [in/having]   an  aggregate   principal
                                         amount  of  [$][  ] [and  scheduled  to
                                         mature on [___________]].

[Underlying Securities Guarantor.......  Pursuant to a  [guarantee][or  identify
                                         other   form   of   credit    support],
                                         [Identify] has  [guaranteed  payment of
                                         interest,    premium   (if   any)   and
                                         principal    outstanding   should   the
                                         Underlying  Securities  Issuer  fail to
                                         pay].   The    Underlying    Securities
                                         Guarantor is not  participating in this
                                         offering and has no  obligations  under
                                         the Certificates. Information about the
                                         Underlying   Securities   Guarantor  is
                                         available in the Underlying  Securities
                                         Guarantor's     filings     with    the
                                         Commission.]

Underlying Securities Issuer...........  [Specify   issuer]   [Pool  of  various
                                         [domestic]   [foreign]    corporations,
                                         limited  liability  companies,  banking
                                         organizations and insurance companies.]
                                         [A   trust  or   other   legal   entity
                                         organized    under    the    laws    of
                                         ________________    to   issue    trust
                                         [certificates.][notes.][asset-backed]
                                         [trust   preferred]   securities.   [A[
                                         ]%]-[floating   rate]  [United   States
                                         Government      Entities]      [Foreign
                                         government entities]

[GSE Issuer]...........................  [Specify  issuer] [Pool of various U.S.
                                         government sponsored entity issuers].

                                         [The  [obligor]  [guarantor] is subject
                                         to the  informational  requirements  of
                                         the   Exchange   Act  and   which,   in
                                         accordance with the Exchange Act, files
                                         reports    and    other     information
                                         (including financial  information) with
                                         the SEC].  [The obligor makes available
                                         to  the  public  upon  request  certain
                                         annual      financial     and     other
                                         information.]  See  "Description of the
                                         Deposited Assets".

                                         [United States treasury  securities/US.
                                         Government Sponsored Entities]

                                         [[Name   such   obligor]   is  a  [U.S.
                                         government-sponsored  entity]  [specify
                                         other]   whose   principal    executive
                                         offices   are   located   at   [specify
                                         address].]

                                         [The  [obligor]  [guarantor] is subject
                                         to the  informational  requirements  of
                                         the   Exchange   Act  and   which,   in
                                         accordance with the Exchange Act, files
                                         reports    and    other     information
                                         (including financial  information) with
                                         the SEC].  [The obligor makes available
                                         to  the  public  upon  request  certain
                                         annual      financial     and     other
                                         information.]  See  "Description of the
                                         Deposited Assets."

                                         [debt securities of one or more foreign
                                         private issuers]

                                         [[Name such obligor] is a [specify type
                                         of   entity   and    jurisdiction    of
                                         formation]  whose  principal  executive
                                         offices   are   located   at   [specify
                                         address].]

                                         [The  [obligor]  [guarantor] is subject
                                         to the  informational  requirements  of
                                         the   Exchange   Act  and   which,   in
                                         accordance with the Exchange Act, files
                                         reports    and    other     information
                                         (including financial  information) with
                                         the SEC].  [The obligor makes available
                                         to  the  public  upon  request  certain
                                         annual      financial     and     other
                                         information.]  See  "Description of the
                                         Deposited Assets".

                                         [Foreign government debt securities]

                                         [[Name  such  obligor]  is  [an  entity
                                         sponsored   by   the    government   of
                                         [_______]]    [specify   other]   whose
                                         principal executive offices are located
                                         at [specify address].]

                                         [The  [obligor]  [guarantor] is subject
                                         to the  informational  requirements  of
                                         the  Exchange  Act  and  in  accordance
                                         therewith   files   reports  and  other
                                         information     (including    financial
                                         information)   with  the   SEC].   [The
                                         obligor  makes  available to the public
                                         upon request  certain annual  financial
                                         and     other     information.]     See
                                         "Description of the Deposited Assets."


                                         Additional    Underlying    Securities;
                                         Issuance         of          Additional
                                         Certificates...........................
                                         From time to time hereafter, additional
                                         Underlying   Securities  may  be  [sold
                                         to][deposited  with] the Issuing Entity
                                         without       the       consent      of
                                         Certificateholders,   in   which   case
                                         additional      Certificates     [Name]
                                         Certificates]   will  be  issued  in  a
                                         principal  [notional]  amount  equal to
                                         [[__]%  of]  the  principal  amount  of
                                         Underlying    Securities    so    [sold
                                         to][deposited with] the Issuing Entity.
                                         Any such additional Certificates issued
                                         will   rank   pari   passu   with   the
                                         Certificates  issued on the date hereof
                                         [and  any  such  additional  Underlying
                                         Securities    will   be    subject   to
                                         additional  call [rights]  [warrants]].
                                         Additional      Certificates     [Name]
                                         Certificates]  will  only be  issued in
                                         connection with the [deposit] [sale] of
                                         additional Underlying Securities [with]
                                         [to] the Issuing Entity. Notice will be
                                         given to existing Certificateholders of
                                         the  [deposit]   [sale]  of  additional
                                         Underlying  Securities  [with] [to] the
                                         Issuing  Entity not [less]  [more] than
                                         [___] days  [prior to] [after] the date
                                         on  which  such  additional  Underlying
                                         Securities are  [deposited  with] [sold
                                         to]  the  Issuing   Entity.   Any  such
                                         additional   Certificates  issued  will
                                         rank pari passu  with the  Certificates
                                         issued  on the  Closing  Date  and such
                                         additional  Certificates  together with
                                         the Certificates  issued on the Closing
                                         Date  will be  backed  by the  expanded
                                         asset pool consisting of the Underlying
                                         Securities    originally    [sold   to]
                                         [deposited  with] the Issuing Entity on
                                         the   Closing   Date   and   any   such
                                         additional  Underlying Securities which
                                         are  [sold  to]  [deposited  with]  the
                                         Issuing  Entity  after the Closing Date
                                         [and  any  such  additional  Underlying
                                         Securities    will   be    subject   to
                                         additional  call [rights]  [warrants]].
                                         Additional  Certificates  will  only be
                                         issued in connection with the [deposit]
                                         [sale]   of    additional    Underlying
                                         Securities   [with]  [to]  the  Issuing
                                         Entity.   [Notice   will  be  given  to
                                         existing Certificateholders
                                         of the  [deposit]  [sale] of additional
                                         Underlying  Securities  [with] [to] the
                                         Issuing  Entity not [less]  [more] than
                                         [___] days  [prior to] [after] the date
                                         on  which  such  additional  Underlying
                                         Securities are  [deposited  with] [sold
                                         to] the Issuing Entity.  Any additional
                                         Underlying    Securities    [sold   to]
                                         [deposited  with]  the  Issuing  Entity
                                         will  be the  same  securities,  in the
                                         same  proportions,  as  the  Underlying
                                         Securities    originally    [sold   to]
                                         [deposited  with] the Issuing Entity so
                                         that,  following such [sale]  [deposit]
                                         of  additional  Underlying  Securities,
                                         the expanded asset pool will be made up
                                         of the  same  securities,  in the  same
                                         proportions,   as  the  original  asset
                                         pool.  Because  additional   Underlying
                                         Securities  may be [sold to] [deposited
                                         with] the Issuing  Entity as  described
                                         above,  the trust is a  "master  trust"
                                         within    the     meaning    of    Item
                                         1101(c)(3)(i) of Regulation AB.


Removal or Substitution of
Underlying Securities..................  [Underlying  Securities  may be removed from the Issuing  Entity upon [exercise
                                         by an affiliate of the Depositor of its
                                         right   to   exchange   an    aggregate
                                         Certificate  Principal  Balance  of the
                                         Certificates  for a principal amount of
                                         Underlying  Securities  comprising  the
                                         same   percentage  of  the   Underlying
                                         Securities  held by the Issuing Entity.
                                         See    "Description    of   the   Trust
                                         Agreement--Affiliate   Exchange  Right"
                                         herein.] [The Underlying Securities may
                                         be  purchased by the holder of the call
                                         warrants  on  or  after  _______]  at a
                                         price  equal to  [describe].  [Describe
                                         other events which may [allow][require]
                                         the  holder of the call  [warrants]  to
                                         purchase  the  Underlying  Securities.]
                                         [Describe    purchase   of   Underlying
                                         Securities  upon exercise of any put or
                                         call entered into by the Issuing Entity
                                         with respect to the Underlying Assets.]

                                         [If  any   document   relating  to  the
                                         transfer of the  Underlying  Securities
                                         to the  Issuing  Entity  is found to be
                                         missing or  defective  in any  material
                                         respect and the  Depositor  cannot cure
                                         such  omission or defect within 60 days
                                         after   receipt   of   notice  of  such
                                         omission or defect,  the Depositor will
                                         be obligated, within 90 days of receipt
                                         of  such  notice,   to  repurchase  the
                                         Underlying  Securities from the Issuing
                                         Entity  at  purchase   price  equal  to
                                         [describe]
                                         or   provide  a   substitute   for  the
                                         Underlying Securities.]

Underlying Securities Original
Issue Date.............................  [            ].

Underlying Securities Final
Payment Date...........................  [            ].

Amortization...........................  [Describe   amortization  schedule,  if
                                         any].

Denominations; Underlying
Securities Currency....................  The    Underlying     Securities    are
                                         denominated   and   payable   in  [U.S.
                                         dollars]  [  ]  and  are  available  in
                                         minimum  denominations  of  [$][  ] and
                                         [multiples  thereof]  [multiples of [$]
                                         []].

Underlying Securities Payment
Dates..................................  [     ], commencing [     ].

Underlying Securities Rate.............  [__% per annum.] [A [Weighted  Average]
                                         rate  per  annum   equal  to   [specify
                                         interest    rate   formula   for   debt
                                         security].]

Underlying Securities Interest
Accrual Periods........................  [Monthly] [Quarterly] [Semi-annually].

Priority...............................  [Describe senior or subordinated status or  liquidation  preference  of  any of
                                         Underlying Securities].

Security...............................  [Describe existence of any security for obligations  or state  that  Underlying
                                         Securities are unsecured].

Redemption/Put/Call Other Features.....  [Describe  existence of any redemption, put,  call or other  material  features
                                         applicable     to    the     Underlying
                                         Securities].

Form of Security.......................  Book-entry debt securities with DTC.

[Listing]..............................  [Describe stock exchange  listings,  if any.]

[Underlying Securities Trustee]........  [ ].  The  Underlying  Securities  have
                                         been   issued   through  an   indenture
                                         between  ______________  and the issuer
                                         of the Underlying Securities.

[Fiscal and Paying Agent]..............  [ ]  [The  Underlying  Securities  have been issued through a fiscal and paying
                                         agency agreement,
                                         between  ____________ and the issuer of
                                         the  Underlying   Securities]  [specify
                                         other agreement].

Ratings................................  It is a  condition  of the  issuance of the certificate that they are rated [ ]
                                         by [ ]  [and  [ ] by [ ]].  A  security
                                         rating is not a recommendation  to buy,
                                         sell  or  hold  securities  and  may be
                                         subject to  revision or
                                         withdrawal at any time by the assigning
                                         rating agency.  A security  rating does
                                         not address the occurrence or frequency
                                         of redemptions  or  prepayments  on, or
                                         extensions  of  the  maturity  of,  the
                                         Deposited  Assets,   the  corresponding
                                         effect  on  yield  to   investors   [or
                                         whether  investors  in  the  class  [ ]
                                         certificates  may fail to recover fully
                                         their      initial      investment].See
                                         "Description    of    the    Underlying
                                         Securities-Ratings     of    Underlying
                                         Securities."

[Other Deposited Assets and Credit
Support................................  The Deposited  Assets will also include
                                         [direct   obligations   of  the  United
                                         States]  [describe  any assets that are
                                         incidental or relate to the  Underlying
                                         Securities,   including  puts,   calls,
                                         interest  rate swaps,  currency  swaps,
                                         floors, caps and collars] (such assets,
                                         together     with    the     Underlying
                                         Securities,  the  "Deposited  Assets").
                                         See   "Description  of  the  [Deposited
                                         Assets] [Underlying Securities]."

                                         [The certificateholders of the [specify
                                         particular  classes]  certificates will
                                         have the  benefit of  [describe  credit
                                         support]   to  support  or  ensure  the
                                         [servicing  and]  [timely]   [ultimate]
                                         distribution   of   amounts   due  with
                                         respect   to  the   Deposited   Assets,
                                         including  providing  certain  coverage
                                         with respect to losses.]]

                                         [If the  entity or group of  affiliated
                                         entities  providing  credit  support is
                                         liable   or   contingently   liable  to
                                         provide  payments  representing  10% or
                                         more of the cash  flow  supporting  the
                                         Certificates,    identify   the   name,
                                         organizational    form,   and   general
                                         character of the business of the credit
                                         support   provider   and   provide   or
                                         incorporate   by  reference   financial
                                         data.]

Trustee and Servicer...................  [_______].  We  refer  to  [______]  as
                                         "[_____]"  or  the  "Trustee."  On  the
                                         closing  date,  SOC  will  provide  the
                                         Trustee   with   certain    information
                                         relating to the  Underlying  Securities
                                         Issuer and the

                                         Underlying  Securities.  Based  on this
                                         information,  the Trustee  will perform
                                         certain  servicing  and  administrative
                                         functions    with    respect   to   the
                                         Certificates  and the  Issuing  Entity,
                                         including:    performing   distribution
                                         calculations,  remitting  distributions
                                         on   the    distribution    dates    to
                                         Certificate   holders   and   preparing
                                         [monthly] [quarterly] [semi- annual][or
                                         specify other frequency]  statements to
                                         Certificate  holders  that  detail  the
                                         payments  received  and the activity on
                                         the  Underlying  Securities  during the
                                         applicable collection period. [Identify
                                         additional  servicers and sub-servicers
                                         if  they  represent  10% or more of the
                                         pool assets.]

Trustee and Servicer
Compensation...........................  As compensation  for the performance of its duties as Trustee, the Trustee will
                                         be entitled to payment of Trustee  fees
                                         and  reimbursement  of expenses [by the
                                         Issuing  Entity from the interest  [and
                                         principal]  payments  received  by  the
                                         Issuing  Entity  with  respect  to  the
                                         Underlying Securities][by the Depositor
                                         pursuant to a separate  agreement  with
                                         the  Depositor,  but  will not have any
                                         claim  against the Issuing  Entity with
                                         respect       thereto][add      source,
                                         distribution and priority of fees.]

Federal Income Tax
Consequences...........................  The  Depositor  will receive an opinion that the Issuing Entity [should] [will]
                                         be characterized as a grantor trust and
                                         will   not  be   characterized   as  an
                                         association taxable as a corporation.

ERISA Considerations...................  An employee benefit plan subject to the
                                         Employee Retirement Income Security Act
                                         of   1974   ("ERISA"),   including   an
                                         individual   retirement   account   (an
                                         "IRA") or Keogh plan (a "Keogh") (each,
                                         a "Plan")  should  consult its advisors
                                         concerning  the ability of such Plan to
                                         purchase  Certificates  under  ERISA or
                                         the   Code.    See    "Certain    ERISA
                                         Considerations."

[Diagram of flow of funds and payment priorities, as applicable]

                                  RISK FACTORS

         [Describe   risk  factors   applicable   to  the  specific   Underlying
Securities,   other  Deposited  Assets  and  the  particular  structure  of  the certificates being offered, including factors relating to the yield on the certificates and risks associated with the Deposited Assets (including any material risks as a result of any repurchase option or put and the inclusion in the Deposited Assets of GTCs) and the terms of the Deposited Assets, as described in "Summary of Principal Economic Terms--Underlying Securities".] See "Risk Factors" and "Maturity and Yield Considerations" in the Prospectus.

[The Underlying Securities are not guaranteed by the federal government or any agency or instrumentally of the federal government, other than the issuer of the Underlying Securities.]

                              SPONSOR AND DEPOSITOR

         Structured Obligations Corporation, or the "Company", was incorporated in the State of Delaware on October, 13, 1993, as an indirect, wholly-owned, limited-purpose finance subsidiary of J.P. Morgan Securities Inc. The Company's address is 270 Park Avenue, New York, NY 10017 and its telephone number is (212) 834-3040 As provided in its certificate of incorporation, the Company's business consists of, and is limited to, acquiring, holding and disposing of underlying securities, entering into certain derivative transactions in connection with such underlying securities, acting as depositor of trusts in connection with series of trust certificates, issuing and selling certificates and notes relating to such underlying securities (and pursuant to certain restrictions unrelated to such underlying securities), registering the trust certificates with the SEC and complying on behalf of each trust with the related reporting and filing requirements under the Exchange Act, and engaging in other related activities and transactions. The first securitization transaction sponsored by the Company took place over four years ago.

         The Company [has deposited the Underlying Securities with the Trustee on behalf of the Trust][has caused the Trustee, on behalf of the Trust to purchase the Underlying Securities from the Company or another of its broker-dealer affiliates, who have acquired the Underlying Securities at negotiated prices in secondary market transactions].

         The limited activities of the Company are intended to prevent the Company from having any indebtedness that could result in the initiation of any insolvency proceeding in relation to the Company.

         The duties of the Company as depositor under the trust agreement following the issuance of the Certificates are limited to: (i) giving notice of the discovery by the depositor of any breach of its representations or warranties made in connection with establishment of the Trust; (ii) providing certain limited information about the Trust in the event the Trust is no longer subject to reporting obligations under the Exchange Act; (iii) filing periodic reports in relation to the Trust under the Exchange Act for so long as such reporting obligations apply to the Trust; (iv) providing for the payment of the fees and expenses of the Trustee pursuant to a separate agreement and providing indemnification to the Trustee; [and] (v) appointing a replacement trustee in the event of the Trustee's resignation or removal[; and
(vi) appointing a replacement warrant agent in relation to the warrants in the event of the existing agent's resignation or removal][identify any other duties of the depositor under the Trust Agreement].

[Disclose the size, composition and growth of the sponsor's portfolio of assets, if material.]

                             FORMATION OF THE TRUST

         The Issuing Entity will be formed through the trust agreement (including the series supplement executed and delivered in connection with the issuance of the certificates) between SOC and the Trustee. At the time of the execution and delivery of the series supplement, SOC will deposit the Underlying Securities in the Trust. The Trustee, on behalf of the Trust, will accept such Underlying Securities and will deliver the certificates in accordance with the instructions of SOC.

         The Underlying Securities will be purchased in the secondary market. [name of issuer] is [not] participating in this offering and will not receive any of the proceeds of the issuance of the certificates. [Neither SOC nor any of its affiliates participated in the initial public offering of the Underlying Securities] [[The [underwriter]] [__________,] [an affiliate of SOC], participated in the initial public offering of the Underlying Securities as a [co-underwriter] [underwriter]].

                       DESCRIPTION OF THE DEPOSITED ASSETS

General

         This Prospectus Supplement sets forth the relevant terms with respect to the Underlying Securities, but does not provide detailed information with respect to the Underlying Securities or the issuer of the Underlying Securities. This Prospectus Supplement relates only to the Certificates and does not relate to the Deposited Assets. All disclosure contained in this Prospectus Supplement with respect to the Underlying Securities is derived from [publicly available documents] [information set forth in the offering memorandum for the Underlying Securities]. [Describe publicly available documents and sources.] [The] [Each] issuer of the Underlying Securities is [not] subject to the information reporting requirements of the Exchange Act. Although SOC has no reason to believe the information concerning the Underlying Securities, [name of issuer] [or each Underlying Securities prospectus related to the Underlying Securities] and other [publicly available] information is not reliable, in connection with the offering of the Certificates, neither SOC nor any of the underwriters has participated in the preparation of such documents, or made any due diligence inquiry with respect to the information provided in such documents. Events affecting the Underlying Securities or [or name of issuer] may have occurred and may have not yet been publicly disclosed. Such undisclosed events would affect the accuracy or completeness of the documents described above.

                  The issuing entity will have no assets other than Underlying Securities [and any other Deposited Assets] from which to make distributions of amounts due in respect of the trust certificates. Consequently, the ability of trust certificateholders to receive distributions in respect of the trust certificates will depend entirely on the trust's receipt of payments on the Underlying Securities [and any other Deposited Assets]. You should consider carefully the financial condition of the issuer of the Underlying Securities and its ability to make payments in respect of the Underlying Securities. This Prospectus Supplement relates only to the trust certificates being offered hereby and does not relate to the Underlying Securities or the issuer of the Underlying Securities.

[Add disclosure indicating the significant percentage of a derivative pursuant to 1115(a)(4) of Reg. AB. The significance percentage (as defined in, and calculated in accordance with, Item 1115 of Regulation AB) is [less than 10%] [at least 10% but less than 20%] [20% or more].]

[Use the following where the Underlying Securities consist of a pool of obligations of multiple obligors.]

         [The Deposited Assets will consist primarily of the Underlying Securities, which are a pool of [publicly issued debt or asset-backed securities of [domestic] [foreign] [corporations][,][limited liability companies][,] [banking organizations] [and] [insurance companies] [U.S. treasury securities] [U.S. government-sponsored entities ("GSEs")] [Government Trust Certificates ("GTCs")]] [foreign governments, political subdivision or agency thereof] [foreign private issuers]. The Underlying Securities will be purchased in the secondary market.

         The composition of the Underlying Securities pool and the distribution by ratings, remaining term to maturity and interest rate of the Underlying Securities as of the Cut-off Date are as set forth below:

                  Composition of the Underlying Securities Pool
                             as of the Cut-off Date

Number of Underlying Securities:
Aggregate Principal Balance:                                                   [$]
Average Principal Balance:                                                     [$]
Largest Balance:                                                               [$]
Weighted Average Interest Rate:                                                                  %
Weighted Average Original Term to Maturity:                                                    years
Weighted Average Remaining Term to Maturity:                                                   years
Longest Remaining Term to Maturity:                                                            years

                     Distribution by Industry Classification
            of the Underlying Securities Pool as of the Cut-off Date

                                                                                         Percent of
                                                                            Aggregate    Aggregate
Industry                                                                    Principal    Principal
Classification                                                   Number      Balance      Balance
----------------------------------------------------------    -----------  -----------  -----------

                                                              -----------  -----------  -----------
Total
                                                              -----------  -----------  -----------

                         Distribution by Ratings of the
          Underlying Securities Business Tool as of the Cut-Off Date

                                                                                         Percent of
                                                                            Aggregate    Aggregate
                                                                            Principal    Principal
Rating                                                           Number      Balance      Balance
----------------------------------------------------------    -----------  -----------  -----------

                                                              -----------  -----------  -----------
Total
                                                              -----------  -----------  -----------

                   Distribution by Remaining Term to Maturity
            of the Underlying Securities Pool as of the Cut-off Date

                                                                                         Percent of
                                                                            Aggregate    Aggregate
Remaining Term                                                              Principal    Principal
to Maturity                                                      Number      Balance      Balance
----------------------------------------------------------    -----------  -----------  -----------

                                                              -----------  -----------  -----------
Total
                                                              -----------  -----------  -----------

                      Distribution by Interest Rate of the
                Underlying Securities Pool as of the Cut-off Date

                                                                                         Percent of
                                                                            Aggregate    Aggregate
                                                                            Principal    Principal
Interest Rate Range                                              Number      Balance      Balance
----------------------------------------------------------    -----------  -----------  -----------
__%  to __%                                                                [$]                  %
Greater than __%                                                           [$]               100%
                                                              -----------  -----------  -----------
Total
                                                              -----------  -----------  -----------

         [As of the Cut-off Date, [all of] [approximately ___% of] the Underlying Securities were rated [investment grade] [specify particular rating] by at least one nationally recognized rating agency, and, based on publicly available information, no obligor of any Underlying Security was in default in the payment of any installments of principal, interest or premium (if any) with respect to such Underlying Security. Any rating of any of the Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Security or the certificates, and a rating may not remain for any given period of time or may be lowered or withdrawn entirely by a rating agency in the future. See "Ratings" in this Prospectus Supplement and "Risk Factors--Ratings of the Certificates" in the accompanying Prospectus regarding considerations applicable to the ratings of the certificates.]

Underlying Securities

         The Underlying Securities have been issued by [an] agreement[s] (specify other)) between the [various] [issuer[s] of the Underlying Securities and Underlying Securities [trustee[s]] [fiscal agent[s]] [a certificate of designation].

         The [pool of] Underlying Securities, together with any other assets described below and any credit support described under "Description of Credit Support," represent the sole assets of the Issuing Entity that are available to make distributions in respect of the certificates.]

         [Use the following with respect to each obligor the Underlying Securities of which represent more than 10% of the total Underlying Securities available to make distributions in respect of the certificates-only a single obligor is referred to for purposes of this section of the form of Prospectus Supplement.]

         [A significant portion of] [Virtually all of] [All of] the Deposited Assets of the Issuing Entity will consist of the [___%] [floating rate] [specify security] due _____________ of [specify issuer][, exclusive of the interest in such Deposited Assets retained by [SOC] as described below (the "Retained
Interest")],  having an  [aggregate  principal  amount]  [aggregate  liquidation preference amount] outstanding as of the Cut-off Date of approximately [$][specify currency] (the "Underlying Securities"). The Underlying Securities [(other than Underlying Securities which are issued by the United States of America)] will be purchased in the secondary market (either directly or through an affiliate of SOC) and will be deposited into the Trust. [Describe any put, call or other conversion or redemption options applicable to the Underlying Securities, as well as the nature of the obligation represented by such Underlying Securities (i.e., senior, subordinate, secured)]. As of the Cut-off Date, the foregoing security comprising [___%] of the Underlying Securities was rated [specify investment grade rating] [investment grade] by [specify nationally recognized rating agency or agencies], and, based on publicly available information, the obligor thereon was not in default in the payment of any installments of principal, interest or premium (if any) with respect to such Underlying Security. Any such rating of such Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Securities or the certificates, and a rating may not remain for any given period of time or may be lowered or withdrawn entirely by a rating agency in the future. See "Ratings" in this Prospectus Supplement and "Risk Factors-Ratings of the Certificates" in the accompanying Prospectus regarding certain considerations applicable to the ratings of the certificates.

         [Describe material terms of Underlying Securities]

         [According to [name such issuer]'s publicly available documents, [name such issuer] is a [identify form of corporation, trust, banking organization or insurance company] whose principal executive offices are located at [specify address]. SOC is not an affiliate of [name such issuer]. [Name such obligor] is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information (including financial information) with the SEC [and makes available to the public upon request certain annual reports containing financial and other information]. You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at (800) SEC-0330 for further information on the operation of the SEC's public reference rooms. In addition, such reports and other information [can be inspected at the offices of the [New York Stock Exchange at 20 Broad Street, New York, New York 10005] [American Stock Exchange, 86 Trinity Place, New York, New York 10013]] [may be obtained from [name such obligor], according to its most recent annual report, upon written or oral request to [name such obligor]].] [Add disclosure, with respect to each Underlying Issuer to include the financial information described in Item 1112(b) of Regulation AB, to the extent required to be disclosed pursuant to such Item.]

[The Federal National Mortgage Association

         The Federal National Mortgage Association ("Fannie Mae") is a federally chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. ss. 1716 et seq. It is the largest investor in home mortgage loans in the United States. Fannie Mae originally was established in 1938, as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market by purchasing mortgage loans from lenders, which replenishes their funds for additional lending. Fannie Mae acquires funds to purchase loans from many capital market investors that ordinarily may not invest in mortgage loans, thereby expands the total amount of funds available for housing. Operating nationwide, Fannie Mae helps to redistribute mortgage funds from capital-surplus to capital-short areas. Fannie Mae also issues mortgaged-backed securities. Fannie Mae receives guaranty fees for its guaranty of timely payment of principal of and interest on mortgaged-backed securities. Fannie Mae issues mortgaged-backed securities primarily in exchange for pools of mortgage loans from lenders. The issuance of mortgaged-backed securities enables Fannie Mae to further its statutory purpose of increasing the liquidity of residential mortgage loans.

         Fannie Mae prepares an information statement annually which describes Fannie Mae, its business and operations and contains Fannie Mae's audited financial statements. From time to time Fannie Mae prepares supplements to its information statement which include certain unaudited financial data and other information concerning the business and operations of Fannie Mae. These documents can be obtained without charge from Paul Paquin, Senior Vice President
- Investor Relations, Fannie Mae, 3900 Wisconsin Avenue, N.W., Washington, D.C. 20016. Fannie Mae is not subject to the periodic reporting requirements of the Exchange Act.]

[The Federal Home Loan Mortgage Corporation

         The Federal Home Loan Mortgage Corporation ("Freddie Mac") is a publicly held government-sponsored enterprise created on July 24, 1970 by the Federal Home Loan Mortgage Corporation Act, Title III of the Emergency Home Finance Act of 1970. Freddie Mac's statutory mission is to provide stability in the secondary market for home mortgages, to respond appropriately to the private capital market and to provide ongoing assistance to the secondary market for home mortgages (including mortgages secured by housing for low-and moderate-income families involving a reasonable economic return to Freddie Mac) by increasing the liquidity of mortgage investments and improving the distribution of investment capital available for home mortgage financing. The principal activity of Freddie Mac consists of the purchase of first lien, conventional, residential mortgages and participation interests in such mortgages from mortgage lending institutions and the resale of the mortgages so purchased in the form of guaranteed mortgage securities. Freddie Mac generally matches and finances its purchases or mortgages with sales of guaranteed securities. Mortgages retained by Freddie Mac are financed with short-and long-term debt, cash temporarily held pending disbursement to security holders, and equity capital.

         Freddie Mac prepares an information statement annually which describes Freddie Mac, its business and operations and contains Freddie Mac's audited financial statements. From time to time Freddie Mac prepares supplements to its information statement which include certain unaudited financial data and other information concerning the business and operations of Freddie Mac. These documents can be obtained from Freddie Mac by writing or calling Freddie Mac's Investor Inquiry Department at 8200 Jones Branch Drive, McLean, Virginia 22102. Freddie Mac is not subject to the periodic reporting requirements of the Exchange Act.]

[The Student Loan Marketing Association

         The Student Loan Marketing Association ("Sallie Mae") is a stockholder-owned corporation established by the 1972 amendments to the Higher Education Act of 1965 to provide liquidity, primarily through secondary market and warehousing activities, for lenders participating in the Federal Family Education Loan program and the Health Education Assistance Loan Program. Under the Higher Education Act, Sallie Mae is authorized to purchase, warehouse, sell and offer participations or pooled interests in, or otherwise deal in, student loans, including, but not limited to, loans insured under the FEEL program, and to make commitments for any of the foregoing. Sallie Mae is also authorized to buy, sell, hold, underwrite and otherwise deal in obligations of eligible lenders, if such obligations are issued by such eligible lender for the purpose of making or purchasing federally guaranteed student loans under the Higher Education Act. As a federally chartered corporation, Sallie Mae's structure and operational authorities are subject to revision by amendments to the Higher Education Act of other federal enactments.

         Sallie Mae prepares an information statement annually which describes Sallie Mae, its business and operations and contains Sallie Mae's audited financial statements. From time to time Sallie Mae prepares supplements to its information statement which include certain unaudited financial data and other information concerning the business and operations of Sallie Mae. These documents can be obtained without charge upon written request to the Corporate and Investor Relations Division of Sallie Mae at 1050 Thomas Jefferson Street, N.W., Washington, D.C. 20007. Sallie Mae is not subject to the periodic reporting requirements of the Exchange Act.]

[The Resolution Funding Corporation

         The Resolution Funding Corporation is a mixed-ownership government corporation established by Title V of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 (the "FIRRE Act"). The sole purpose of the Resolution Funding Corporation is to provide financing for the Resolution Trust Corporation. The Resolution Funding Corporation is to be dissolved, as soon as practicable, after the maturity and full payment of all obligations issued by it. The Resolution Funding Corporation is subject to the general oversight and direction of the Oversight Board, which is comprised of the Secretary of the Treasury, the Chairman of the

Federal Reserve Board of Governors, the Secretary of Housing and Urban Development and two independent members from different political parties to be appointed by the President with the advice and consent of the Senate. The day-to-day operations of the Resolution Funding Corporation are under the management of a three-member Directorate comprised of the Director of the Office of Finance of the Federal Home Loan Banks and two members selected by the Oversight Board from among the presidents of twelve Federal Home Loan Banks.

         [The Resolution Trust Corporation was established by the FIRRE Act to manage and resolve cases involving failed savings and loan institutions in accordance with policies established by the Oversight Board. The Resolution Trust Corporation manages and resolves cases for which a receiver or conservator was appointed between January 1, 1989 through August 9, 1992. The Resolution Trust Corporation is authorized to issue nonvoting capital certificates to Resolution Funding Corporation in exchange for the funds transferred from the
Resolution Funding Corporation to the Resolution Trust Corporation. The Resolution Trust Corporation will terminate on or before December 31, 1996.] The FIRRE Act limits the aggregate principal amount of interest bearing obligations which may be issued by the Resolution Funding Corporation to $30 billion, which amount of obligations was issued in 1989. The FIRRE Act requires that the net proceeds of these obligations are used to purchase nonvoting capital certificates issued by the Resolution Trust Corporation or to retire previously issued Resolution Funding Corporation obligations.

         Information concerning Resolution Funding Corporation may be obtained from the Resolution Funding Corporation, Suite 850, 655 Fifteenth Street, N.W., Washington, D.C. 20005. Resolution Funding Corporation is not subject to the periodic reporting requirements of the Exchange Act.]

[The Federal Home Loan Banks

         The Federal Home Loan Banks constitute a system of twelve federally chartered corporations. The mission of each Federal Home Loan Bank is to enhance the availability of residential mortgage credit by providing a readily available, low-cost source of funds to its member institutions. A primary source of funds for the Federal Home Loan Banks is the proceeds from the sale to the public of debt instruments issued by the Federal Housing Finance Board, which are the joint and several obligations of all of the Federal Home Loan Banks. The Federal Home Loan Banks are supervised and regulated by the Federal Housing Finance Board, which is an independent federal agency in the executive branch of the United States government, but obligations of the Federal Home Loan Banks are not obligations of the United States government.

         The Federal Home Loan Bank System produces annual and quarterly financial reports in connection with the original offering and issuance by the Federal Housing Finance Board of consolidated bonds and consolidated notes of the Federal Home Loan Banks. Questions regarding the Federal Home Loan Banks Combined Financial Statement should be directed to the Deputy Director, Financial Reporting and Operations Divisions, Federal Housing Finance Board,
1.777 F Street, N.W., Washington, D.C. 20006. Copies of the Financial Reports will be furnished upon request to the Capital Markets Divisions, Office of Finance.]

[Tennessee Valley Authority

         TVA is a wholly owned corporate agency and instrumentality of the United States of America established by the Tennessee Valley Authority Act of 1933. TVA's objective is to develop the resources of the Tennessee valley region in order to strengthen the regional and national economy and the national defense. The programs of TVA consist of power and nonpower programs. [For the fiscal year ending September 30, 1994, TVA received $140 million in congressional appropriations from the federal government for the nonpower programs.] The power program is required to be self-supporting from revenues it. produces. The TVA Act authorizes TVA to issue evidences of indebtedness that may only be used to finance its power program.

         TVA prepares an information statement annually which describes TVA, its business and operations and contains TVA's audited financial statements. From time to time TVA prepares supplements to its information statement which include certain unaudited financial data and other information concerning the business and operations of TVA. These documents can be obtained upon written request directed to Tennessee Valley Authority, 400 West Summit Hill Drive, Knoxville, Tennessee 37902, Attention: Vice President and Treasurer.]

[Federal Farm Credit Banks

         The Farm Credit system is a nationwide system of lending institutions and affiliated service and other entities. Through its banks and related associations, the farm Credit System provides credit and related services to farmers, ranchers, producers and harvesters of aquatic products, rural homeowners, certain farm-related businesses, agricultural and aquatic cooperatives and rural utilities. System institutions are federally chartered under the Farm Credit Act of 1971 and are subject to regulation by a Federal agency, the Farm Credit Administration. The Farm Credit Banks and associations are not commonly owned or controlled. They are cooperatively owned, directly or indirectly, by their respective borrowers. Unlike commercial banks and other financial institutions that lead to the agricultural sector in addition to other sectors of the economy, under the Farm Credit Act the Farm Credit System institutions are restricted solely to making loans to qualified borrowers in the agricultural sector and to certain related businesses. Moreover, the Farm Credit System is required to make credit and other services available in all areas of the nation. In order to fulfill its broad statutory mandate, the Farm Credit System maintains lending units in all 50 states and the Commonwealth of Puerto Rico.

         The Farm Credit System obtains funds for its lending operations primarily from the sale of debt securities issued under the Farm Credit Act ("Systemwide Debt Securities"). The Farm Credit Banks are jointly and severally liable on all Systemwide Debt Securities. Systemwide Debt Securities are issued by the Farm Credit Banks through the Federal Farm Credit Banks Funding Corporation, as agent for the Farm Credit Banks. Each Farm Credit Bank determines its participation in each issue of Systemwide Debt Securities based on its funding and operating requirements, subject to the availability of eligible collateral, to determinations by the Funding Corporation as to conditions of participation and terms of each issuance, and to Farm Credit Administration approval.

         Important information regarding the Farm Credit Banks and the Farm Credit System, including combined financial information, is contained in disclosure information made available by the Farm Credit Banks Funding Corporation. This information consists of the most recent Farm Credit System annual information statement and any quarterly information statements issued subsequent to such annual information statement and certain press releases issued from time to time by the Funding Corporation. Such information and the Farm Credit System Annual Report to Investors for the current and two preceding fiscal years are available for inspection at the Federal Farm Credit Banks Funding Corporation, Investment Banking Services Department, 10 Exchange Place, Suite 1401, Jersey City, New Jersey 07302. Upon request, the Farm Credit Banks Funding Corporation will furnish, without charge, copies of the above information.]

[Government Trust Certificates

         Government Trust Certificates ("GTCs") consist of certificates evidencing undivided fractional interests in a trust, the assets of which consist of promissory notes (the "Notes"), payable in U.S. Dollars, of a certain foreign government, backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all payments of principal and interest due on the Notes and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government or agencies of the United States government, sufficient to pay the remaining 10% of all payments of principal and interest due on the Notes.

         Many GTCs have been issued through Title III of the Foreign Operations, Export Financing and Related Programs Appropriations Acts (the "Appropriations Acts"), which permit borrowers to prepay certain eligible high-interest loans made by the Federal Financing Bank under the Foreign Military Sales Credit Program. The Appropriations Acts permit prepayment of the Foreign Military Sales loans with the proceeds of new loans and authorize the issuance of a United States government guaranty covering no more and no less than ninety percent (90%) of the payments due on each such new loan, in accordance with the requirements of the Arms Export Control Act. It is a condition to the issuance of certificates under such program that the Defense Security Assistance Agency approve the refinancing of any such Foreign Military Sales loan.

         Although 90% of all payments of principal and interest on the Notes are guaranteed by the United States government or agencies of the United States government, and 10% of such payments are secured by securities of the United States government or agencies of the United States government, the GTCs themselves are not so guaranteed. In the event of a default on the Notes, the Trustee of the Issuing Entity would be required by the operative documents to make a claim against the United States government or an agency of the United States government or would be required to liquidate the collateral securing the Notes.

         Payments Under the Guaranty. If the borrower under the Notes (the "Borrower") fails to deposit with the related trustee all amounts due on the Notes on any Note payment date (each, a "Note Payment Date"), the Trustee will first notify the Borrower and, one business day thereafter, will send a notice to the Director of the Defense Security Assistance Agency and to the related depositary (the "Depositary") setting forth the amounts due on the Notes on such

Note Payment Date and the amounts, if any, received from the Borrower. On the [11th calendar day; following the Note Payment Date, if any amounts due on a Note remain unpaid, the Trustee will demand payment from the Defense Security Assistance Agency on the applicable Guaranty in accordance with its terms. On the day the Trustee receives such payment, it will instruct the Depositary immediately to deliver sufficient funds to pay the amounts remaining unpaid on the Note.

         On the occurrence of an event of default (as defined in the related loan agreement), the Trustee in its discretion may proceed to protect and enforce the rights of the GTC holders under the Declaration of Trust by a suit, action or other proceeding. As provided in the loan agreement, the Guaranty and the Depositary Agreement, the Trustee has the legal power to exercise all the rights, powers and privileges of a holder of the Note.

         The Trustee is required to take all necessary action, as permitted by the Declaration of Trust and applicable law (i) to enforce payments due from the Defense Security Assistance Agency under the Guaranty and (ii) to take possession of collateral maturing or paying interest on or prior to the Note payment date on which default occurred, and to apply such funds in accordance with the Declaration of Trust for the benefit of holders of GTCs. The Trustee is required to notify the Borrower upon taking the foregoing actions. Neither the
Trust: holding a Note nor the Defense Security Assistance Agency has the right to accelerate payment of the Note, notwithstanding any failure of the Borrower to make payment on the Note or other event of default with respect to the Note.

         The Issuing Entity will have no other significant assets [other than any credit support or those assets referred to below] from which to make distributions of amounts due in respect of the certificates. Consequently, the ability of certificateholders to receive distributions in respect of the certificates will depend [almost] entirely on the Trust's receipt of payments on the foregoing Underlying Securities from [name such obligor]. Prospective purchasers of the certificates should consider carefully [name such obligor]'s financial condition and its ability to make payments in respect of such
Underlying Securities. This Prospectus Supplement relates only to the certificates being offered by this Prospectus Supplement and does not relate to the Underlying Securities of [name such obligor]. All information contained in this Prospectus Supplement regarding [name such obligor] is derived from [describe publicly available documents]. Neither SOC nor [any of] the underwriter[s] has participated in the preparation of such documents, or takes any responsibility for the accuracy or completeness of the information provided in such documents.

         [The Deposited Assets will also include [direct obligations of the United States of America][describe any assets which are ancillary or incidental to the Underlying Securities, including puts, calls, interest rate swaps, currency swaps, floors, caps and collars, and any cash. Credit enhancements are limited to those described in the base prospectus] (such assets, together with the Underlying Securities, the "Deposited Assets".)] [Add financial information relating to the counterparty to the Swap Agreement required by Item 1115 of Regulation AB if significant percentage thresholds are met or exceeded.]

Pending Legal Proceedings

         [There are no legal proceedings pending against the Sponsor, Seller, Depositor, Trustees, Issuing Entity or other transaction parties which would be material to investors.]

         [Describe pending legal proceedings against the S-, S-, D-, T-, I-, E-or transaction parties which are material to investors.]

Affiliations Among Transaction Parties

         [Describe the relationships and affiliations of each of the Sponsor, Seller, Depositor, Trustees, Issuing Entity and other relevant transaction parties.]

         [The Sponsor, which is also the Depositor, and the Advancing Agent are wholly owned subsidiaries of J.P. Morgan Securities Holdings Inc. The Trustee is not affiliated with the Sponsor or the Advancing Agent. The Issuing Entity is a trust established pursuant to a trust agreement between the Trustee and the Sponsor.]

                         [DESCRIPTION OF CREDIT SUPPORT]

         For the benefit [solely] of the [Offered] [class [ ] certificates [and the class [ ] certificates]], credit support will be obtained [and will constitute part of the Issuing Entity to the extent provided below] to support or ensure the [servicing and] [timely] [ultimate] distribution of amounts due with respect to the Deposited Assets, in the form and amount described below. [Provide financial and other information if an entity is liable or contingently liable to provide payments representing 10% or more of the cash flow of any offered class of the certificates pursuant to 1114(b) of Reg. AB.]

[The Letter of Credit

         Simultaneously with the issuance of the certificates, SOC will obtain the letter of credit from [ ] in favor of the Trustee on behalf of the certificateholders. The letter of credit will be irrevocable and will [support the [timely][ultimate] remittance of amounts due with respect to the Deposited Assets]. [The maximum amount that the Trustee may draw under the letter of credit will initially be equal to [$]. The initial amount of the letter of credit will be [$] . Thereafter, the amount of the letter of credit with respect to any Distribution Date will equal [the lesser of (i) ___% of the aggregate certificate Principal Balance outstanding on the preceding Distribution Date (after giving effect to any payment of principal made on such preceding Distribution Date) but in any event not less than [$] , and (ii)] the amount of the letter of credit on the preceding Distribution Date, plus [(a) reimbursement of certain advances under the letter of credit and (b) recoveries on defaulted Deposited Assets] [describe other methods]. The letter of credit expires on _____________, 20__. The Trustee will be obligated, in the event of a drawing on the letter of credit, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the letter of credit bank to the extent of any amounts owing, in the manner and priority specified in "Description of the Certificates--Distributions" in this Prospectus Supplement.]

         [Add language regarding the letter of credit bank with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information concerning the letter of credit bank. In addition, to the extent that the letter of credit will cover payment of 20% or more of the aggregate principal amount of the certificates covered by such letter of credit, provide information of financial and other matters with respect to the letter of credit bank, if necessary.]]

[The Surety Bond

         Simultaneously with SOC's assignment of the Deposited Assets to the Trust, SOC will obtain the surety bond from [ ] in favor of the Trustee on behalf of the certificateholders. The surety bond will guaranty [timely] [ultimate] distributions of the principal of and premium (if any) and interest with respect to the [Offered][class[ ]] certificates. The surety bond expires on ___________, 20__. The Trustee will be obligated, in the event of a drawing on the surety bond, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the surety to the extent of any amounts owing, in the manner and priority specified in "Description of the Certificates--Distributions" in this Prospectus Supplement.

         [Add language regarding the issuer of the surety bond with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information concerning the surety. In addition, to the extent that the surety bond will cover payment of 20% or more of the aggregate principal amount of the certificates covered by such letter of credit, provide information of financial and other matters with respect to the issuer of the surety bond, if necessary.]]

[Reserve Account

         SOC will deposit with trustee on the Closing Date cash, letters of credit and short-term investments acceptable to the Rating Agency initially rating the certificates in the amount of [$] . [Collections with respect to the Deposited Assets not distributed with respect to the certificates shall be deposited in the Reserve Account.] Amounts deposited in the Reserve Account will be used by the Trustee to make payments of principal of and premium (if any) and interest on the certificates to the extent that funds are not otherwise available. Immediately after any Distribution Date, amounts in the Reserve Account in excess of [indicate formula] [may be paid to SOC].]


                            YIELD ON THE CERTIFICATES

         [Describe factors relating to the Deposited Assets, the terms of the Deposited Assets and the manner and priority in which collections thereon are allocated to the certificateholders of each class of the certificates, as described under "Summary of Principal Economic Terms--Distributions" in this Prospectus Supplement.] See "Maturity and Yield Considerations" in the Prospectus.

                         DESCRIPTION OF THE CERTIFICATES

General

         The certificates will consist of [ ] classes of certificates, designated as class [ ] [, ] [and] class [ ] [and class [] certificates. The
certificates  will  be  denominated  and  distributions   with  respect  to  the
Certificates will be payable in the Specified Currency. The certificates represent in the aggregate 100% of the beneficial ownership interest in the related trust. The class [ ] certificates have in the aggregate an initial
[Certificate Principal Balance] [Notional Amount] of [$] ________________ (approximate) and a [___%] [Variable] Pass-Through Rate. The class [ ] certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] ______________ (approximate) and a [____%] [Variable] Pass-Through Rate. [The class [ ] certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] ______________ (approximate) and a [___%] [Variable] Pass-Through Rate.] [The class [ ] certificates, which are not being offered by this Prospectus Supplement, will be transferred by SOC to an affiliate on the Closing Date and may be sold at any time by SOC in accordance with the terms of the trust agreement.]

         The certificates [(other than the class [ ] certificates [and specify others] (the "Definitive Classes"))] will be issued, maintained and transferred on the book-entry records of DTC and its Participants in minimum denominations of [$ ] and [multiples of [$ ] in excess of [$ ]]. [The class [ ] certificates [and specify any others] will be offered in registered, certificated form, in minimum percentage interests corresponding to the initial Notional Amounts or Certificate Principal Balances, as applicable, of [$ ] and integral multiples thereof, except that one certificate of each such class may be issued with an initial Notional Amount or Certificate Principal Balance, as applicable, equal to an integral multiple of [$________] plus the excess of the initial aggregate Notional Amount or Certificate Principal Balance, as applicable, of such class over the greatest integral multiple of [$ ] that is not more than such initial aggregate Notional Amount or Certificate Principal Balance, as applicable.]

         The certificates [(other than the definitive classes of certificates)] will each initially be represented by one or more global certificates registered in the name of the nominee of DTC (together with any successor clearing agency selected by SOC, the "Clearing Agency"), except as provided below. SOC has been informed by DTC that DTC's nominee will be Cede & Co. No holder of any such certificate will be entitled to receive a certificate representing such person's interest, except as set forth below under "-Definitive Certificates." Unless and until definitive certificates are issued under the limited circumstances described below, all references to actions by certificateholders with respect to any such certificates shall refer to actions taken by DTC upon instructions from its Participants. See "-Definitive Certificates" below and "Description of Certificates-Global Securities" in the accompanying Prospectus.

         Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC will take action permitted to be taken by a certificateholder under the trust agreement only at the direction of one or more Participants to whose DTC account such certificates are credited. Additionally, DTC will take such actions with respect to specified Voting Rights only at the direction and on behalf of Participants whose holdings of such certificates evidence such specified Voting Rights. DTC may take conflicting actions with respect to Voting Rights, to the extent that Participants whose holdings of certificates evidence such Voting Rights, authorize conflicting action.

Definitive Certificates

         Definitive certificates will be issued to you or your nominee, respectively, rather than to DTC or its nominee, only if (i) SOC advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as Clearing Agency with respect to each class of certificates [(other than the definitive classes)] and SOC is unable to locate a qualified successor or (ii) SOC, at its option, elects to terminate the book-entry system through DTC.

         Upon the occurrence of any event described in the immediately preceding paragraph, the Trustee is required to notify all Participants of the availability through DTC of definitive certificates. Upon surrender by DTC of the definitive certificates representing the certificates [(other than the definitive classes of certificates)] and receipt of instructions for re-registration, the Trustee will reissue such certificates as definitive certificates issued in the respective principal amounts owned by the individual owners of the certificates. Thereafter the Trustee will recognize the holders of the definitive certificates as certificateholders under the trust agreement.

Distributions

         Collections on the Deposited Assets that are received by the Trustee for a given Collection Period and deposited from time to time into the Certificate Account will be applied by the Trustee on each applicable Distribution Date to the following distributions in the following order of priority, solely to the extent of Available Funds (as defined below) on such Distribution Date:

         o [to the Trustee [and the Advance Agent], all unpaid fees and expenses of [each of] the Trustee [and the Advance Agent] and its respective agents, up to the Allowable Expense Amount (as defined below) for the related Collection Period;]

         o to the [providers of credit support ("Credit Support Providers")] [swap or derivative counterparty], any amounts required to be paid or reimbursed to, or deposited with, any such person;]

         o to the certificateholders of each class of such series, first, to the payment of Required Interest [and on a pro rata basis to the Credit Support Providers for the payment of any Credit Support Payments], second, to the payment of Required Principal and third, to the payment of Required Premium, in each case applicable to such class, commencing with the most highly ranked class and, to the extent Available Funds remain available, to each other class in accordance with the ranking specified under "-Allocation of Losses; Subordination";

         o        [to  the  Credit   Support   Providers,   any  credit  support
                  payments;]

         o [to the Trustee, all its remaining unpaid fees and expenses and those of its respective agents not otherwise paid by clause (i) above;]

         o        [all remaining amounts, if any, to SOC].

         Collections received from the Deposited Assets and any applicable credit support relating to the certificates over a specified period may not be sufficient, after payment of all Allowable Expense Amounts [and payment of all amounts required to be paid to the Credit Support Providers] for such period, to make all required distributions to the certificateholders of the certificates. To the extent Available Funds are insufficient to make any such distributions due to any such series or class, any shortfall will be carried over and will be distributable on the next Distribution Date on which sufficient funds exist to pay the shortfall.

         For purposes of this Prospectus Supplement, the following terms have the following meanings:

                  ["Allowable Expense Amount" means, for any given Collection Period, the sum of (x) [$] __________ and (y) amounts in respect of the Allowable Expense Amount from the preceding Collection Period that have not been applied on the Distribution Date for such preceding Collection Period.]

                  "Available  Funds" for any Distribution  Date means the sum of
         (a) all amounts received on or with respect to the Deposited Assets (including investment income on Eligible Investments) received during the preceding Collection Period[,] [and] (b) amounts available as of such Distribution Date through the credit support described under "Description of Credit Support" in this Prospectus Supplement [and (c) any additional amount that SOC may remit to the Trustee from time to time according to the terms of the trust agreement for application as Available Funds].

                  "Call Premium Percentage" for any given Distribution Date means [a fixed percentage] [a percentage that varies depending on [describe basis for variable formula, such as the applicable date or other factors or indices]].

                  "Eligible Investments" means, with respect to the certificates, those investments acceptable to the Rating Agency as being consistent with the rating of such certificates, as specified in the trust agreement.

                  "Required Interest" for the certificates or any class of the certificates on any given Distribution Date means the accrued and unpaid interest on the outstanding Certificate Principal Balance [or Notional Amount] of such certificates, computed at the applicable Pass-Through Rate.

                  "Required Premium" for the certificates or any class of the certificates for any Distribution Date means an amount equal to the product of (a) the Required Principal for such certificates on such Distribution Date and (b) the Call Premium Percentage for such Distribution Date.

                  "Required Principal" for the certificates or any class of the certificates for any Distribution Date means the amount received on the Deposited Assets attributable to principal payments thereon during the related Collection Period, to the extent allocable to such certificates. The Certificate Principal Balance of a certificate outstanding at any time represents the maximum amount that the holder of the Certificates is entitled to receive as distributions allocable to principal from the cash flow on the Underlying Securities, the other assets in the Issuing Entity and any credit support obtained for the benefit of such holder. The Certificate Principal Balance of any class of certificates [(other than the class [ ] certificates)] as of any date of determination is equal to the initial Certificate Principal Balance of the Certificates, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such certificate and (b) any reductions in the Certificate Principal Balance deemed to have occurred in connection with allocations of (i) Realized Losses allocable to principal on the Deposited Assets and (ii) Extraordinary Trust Expenses, as described under "--Allocation of Losses; Subordination" in this Prospectus Supplement. [The Notional Amount of the class [ ] certificates as of any date of determination is equal to [specify amount].] [Holders of the class [ ] certificates are not entitled to receive any distributions allocable to principal.]

         [Notwithstanding the priorities described above, holders of the class [ ] certificates and the class [ ] certificates will be entitled to receive on any Distribution Date 100% of all principal collections received in the related Collection Period with respect to the Deposited Assets, to be distributed [on a pro rata basis] in reduction of the Certificate Principal Balance of the class [ ] certificates and the class [ ] certificates, if any of the following conditions shall be satisfied: [describe conditions, if any, by which a certain class is given 100% of the principal cash flow other than through subordination that is in effect from the Closing Date].]

[Currency Matters]

         [Distributions on the Deposited Assets are to be made in [identify currency], and distributions on the Certificates are to be made in [identify currency] (the "Specified Currency"). The [administrative agent][trustee] will arrange to convert all payments in respect of [the Deposited Assets][each certificate or class] to [identify currency] in the manner described in the following paragraph. [The certificateholders may elect to receive all distributions in respect of their certificates in [identify currency] by delivery of a written notice to the Trustee [and administrative agent] not later than fifteen calendar days prior to the applicable Distribution Date, except under the circumstances described under "Currency Risks--Payment Currency" below. An election will remain in effect until revoked by written notice to the Trustee [and administrative agent] received by [it] [each of them] not later than fifteen calendar days prior to the applicable Distribution Date.]]

         [The amount of any U.S. dollar distribution in respect of a Certificate will be determined by the Exchange Rate Agent based on the highest firm bid quotation expressed in U.S. dollars received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable Distribution Date (or, if no such rate is quoted on such date, the last date on which such rate was quoted), from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York (one of which may be the Offering Agent and another of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent, for the purchase by the quoting dealer, for settlement on such Distribution Date, of the aggregate amount payable in such Specified Currency on such payment date in respect of all registered certificates. All currency exchange costs will be borne by the certificateholders of such registered certificates by deductions from such distributions. If no such bid quotations are available, such distributions will be made in such Specified Currency, unless such Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond SOC's control, in which case such distributions will be made as described under "Currency Risks--Payment Currency" below. The applicable prospectus supplement will specify such information with respect to bearer certificates.]

[Exchange Rates and Exchange Controls]

         [Revise the following and set forth under "Risk Factors," if appropriate.][An investment in a certificate entails significant risks that are not associated with a similar investment in a security denominated in U.S. dollars. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the U.S. dollar and the Specified Currency and the possibility of the imposition or modification of foreign exchange controls with respect to the Specified Currency. Such risks generally depend on factors over which SOC has no control, such as economic and political events and the supply of and demand for the relevant currencies. In recent years, rates of exchange between the U.S. dollar and certain currencies have been highly volatile, and such volatility may be expected in the future. Fluctuations in any particular exchange rate that have occurred in the past are not necessarily indicative, however, of fluctuations in the rate that may occur during the term of any certificate. Depreciation of the Specified Currency for a certificate against the U.S. dollar would result in a decrease in the effective yield of such certificate below its Pass-Through Rate and, in certain circumstances, could result in a loss to the investor on a U.S. dollar basis.

         Governments have from time to time imposed, and may in the future impose, exchange controls that could affect exchange rates as well as the availability of the Specified Currency for making distributions in respect of certificates denominated in such currency. There can be no assurance that exchange controls will not restrict or prohibit distributions of principal, premium or interest in the Specified Currency. Even if there are no actual exchange controls, it is possible that, on a Distribution Date, the Specified
Currency in which amounts then due to be distributed in respect of such certificate are distributable would not be available. In that event, such payments will be made in the manner set forth above under "Description of Certificates--General".

         [The Underlying Securities are denominated in [ ]. Although payments in respect of principal and interest on the certificates will be made in the Specified Currency, such payments are based [in part] upon receipt by the Issuing Entity of payments in [ ]. An investment in certificates supported by Underlying Securities denominated in a currency other than the Specified Currency entails significant risks not associated with an investment in securities supported by obligations denominated in the same currency as the currency of payment on such securities. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the Specified Currency and [ ] and the possibility of the imposition or modification of foreign exchange controls with respect to either the Specified Currency or [ ].]

         PROSPECTIVE PURCHASERS SHOULD CONSULT THEIR OWN FINANCIAL AND LEGAL ADVISORS AS TO THE RISKS ENTAILED BY AN INVESTMENT IN CERTIFICATES DENOMINATED IN A CURRENCY OTHER THAN U.S. DOLLARS. THE

CERTIFICATES   ARE  NOT  AN   APPROPRIATE   INVESTMENT   FOR   PERSONS  WHO  ARE
UNSOPHISTICATED WITH RESPECT TO FOREIGN CURRENCY TRANSACTIONS.

         [Information concerning historical exchange rates for the Specified Currency against the U.S. dollar.]

         [Describe exchange controls affecting the Specified Currency.]

         [Other required information concerning the Specified Currency.]

[Payment Currency]

         [Except as set forth below, if on any Distribution Date, the Specified Currency is unavailable due to the imposition of exchange controls or other circumstances beyond SOC's control or is no longer used by [the issuing government] or for the settlement of transactions by public institutions of or within the international banking community, then all distributions in respect of such certificate shall be made in U.S. dollars until such currency is again available or so used. The amounts so payable on any date in such currency shall be converted into U.S. dollars on the basis of the most recently available market exchange rate for such currency.]

[Foreign Currency Judgments]

         [Revise the following and set forth under "Risk Factors," if appropriate.] [The certificates will be governed by and construed in accordance with the law of the State of New York. Courts in the United States customarily have not rendered judgments for money damages denominated in any currency other than the U.S. dollar. A 1987 amendment to the Judiciary Law of the State of New York provides, however, that an action based upon an obligation denominated in a currency other than U.S. dollars will be rendered in the foreign currency of the underlying obligation and converted into U.S. dollars at the rate of exchange prevailing on the date of the entry of the judgment or decree.]

[Additional Underlying Securities and Certificates

         From time to time, additional Underlying Securities may be sold to the Trust, in which case additional [Class [__]] Certificates will be issued in a principal amount equal to [describe]. The additional [Class [__]] Certificates will [rank on a parity with] the [Class [__]] Certificates previously issued by the Trust. [The additional Underlying Securities will be subject to the Call Warrants [or describe].]] Any such additional Certificates issued will rank pari passu with the Certificates issued on the Closing Date and such additional Certificates together with the Certificates issued on the Closing Date will be backed by the expanded asset pool consisting of the Underlying Securities [sold to] [deposited with] the Issuing Entity on the Closing Date and any such additional Underlying Securities which are [sold to] [deposited with] the Issuing Entity after the Closing Date [and any such additional Underlying Securities will be subject to additional call [rights] [warrants]]. [Additional Certificates will only be issued in connection with the [deposit] [sale] of additional Underlying Securities [with] [to] the Trust.] [Notice will be given to existing Certificateholders of the [deposit] [sale] of additional Underlying Securities [with] [to] the Issuing Entity not [less] [more] than [___] days [prior to] [after] the date on which such additional Underlying Securities are [deposited with] [sold to] the Trust. Because additional Underlying Securities may be [sold to] [deposited with] the Issuing Entity as described above, the Issuing Entity is a "master trust" within the meaning of Item 1101(c)(3)(i) of Regulation AB.

[Redemption of [Class [__]] Certificates Upon Exercise of a Call Warrant

         The Issuing Entity has issued Call Warrants which entitle the holder of the Call Warrants to purchase the Underlying Securities [on or after] [describe exercise provisions]. If the Call Warrants are exercised, then the [Class [__]] Certificates will be redeemed at a price equal to [the principal amount of] the Certificates redeemed plus accrued distributions to the date of redemption. [Describe partial exercise and redemption of applicable.]]

[Tender Right]

         Upon [__] Business Days prior notice, Certificateholders may tender their Certificates to [__], the liquidity provider, for a price equal to the [Notional Amount] [Certificate Principal Balance] of the Certificates tendered plus accrued distributions thereon to the date of tender. The right of Certificateholders to tender their Certificates will terminate immediately without prior notice upon the occurrence of [describe termination events].

[Optional Exchange]

         [The certificates are an Exchangeable Series, thus a holder may exchange its certificates for a pro rata portion of the Deposited Assets. The right of exchange shall be exercisable only to the extent that such exchange would not be inconsistent with SOC's and such trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940, and all applicable rules, regulations and interpretations. Such terms include, but are not limited to, the following:

                   o a requirement that the exchanging holder tender its certificates to the Trustee;

                   o    a  minimum  [Stated  Amount]  [Notional  Amount],   with
                        respect to each certificate being tendered for exchange;

                   o a requirement that the [Stated Amount] [Notional Amount] of each certificate tendered for exchange be an integral multiple of $[ ];

                   o certificateholders may effect such an exchange only on [ ] (each, an "Optional Exchange Date");

                   o [a limitation on the right of an exchanging holder to receive any benefit upon exchange from [credit support or other non-Underlying Securities deposited in the Trust]]; and

                   o [an adjustment to the value of the proceeds of any exchange based upon the prepayment of future expense allocations and the establishment of the reserve for anticipated Extraordinary Trust Expenses].

         [In order for a certificate to be exchanged by the applicable certificateholder, the Trustee must receive, at least 30 (or such shorter period acceptable to the trustee) but not more than 45 days prior to an Optional Exchange Date (i) such certificate with the form entitled "Option to Elect Exchange" on the reverse of the certificate duly completed, or (ii) in the case of registered certificates, a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., the Depositary (in accordance with its normal procedures) or a commercial bank or trust company in the United States setting forth the name of the holder of such registered certificate, the [Stated Amount] [Notional Amount] of the registered certificate to be exchanged, the certificate number or a description of the tenor and terms of the registration certificate, a statement that the option to elect exchange is being exercised and a guarantee that the registered certificate to be exchanged with the form entitled "Option to Elect Exchange" on the reverse of the registered certificate duly completed will be received by such trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, then such registered certificate and form duly completed must be received by the Trustee by such fifth Business Day. Any tender of a certificate by the holder for exchange shall be irrevocable. The exchange option may be exercised by the holder of a certificate for less than the entire Stated Amount of such certificate provided that the Stated Amount or Notional Amount, as applicable, of such certificate remaining outstanding after redemption is an authorized denomination and all other exchange requirements set forth in the related prospectus supplement are satisfied. Upon such partial exchange, such certificate shall be cancelled and a new certificate or certificates for the remaining Stated Amount of the certificate shall be issued (which, in the case of any registered certificate, shall be in the name of the holder of such exchanged certificate).]

         [Until  definitive  certificates  are issued each  certificate  will be represented by a global security, the Depositary's nominee will be the certificateholder of such certificate and therefore will be the only entity that can exercise a right of exchange. In order to ensure that the Depositary's nominee will timely exercise a right of exchange with respect to a particular certificate, the beneficial owner of such certificate must instruct the broker or other direct or indirect participant through which it holds an interest in such certificate to notify the Depositary of its desire to exercise a right of exchange. Different firms have different cut-off times for accepting instructions from their customers and, accordingly, each beneficial owner should consult the broker or other direct or indirect participant through which it holds an interest in a certificate in order to ascertain the cut-off time by which such an instruction must be given in order for timely notice to be delivered to the Depositary.]

         [Upon the satisfaction of the foregoing conditions, certificateholders will be entitled to receive a distribution of a pro rata share of the Deposited Assets related to the certificate being exchanged or certificateholders, upon satisfaction of such conditions, may direct the related trustee to sell, on behalf of such certificateholders, such pro rata share of the Deposited Assets. In such event the certificateholder will be entitled to receive the net proceeds of such sale, less any costs and expenses incurred by the related trustee in facilitating the sale, subject to adjustments.]

Default on Underlying Securities

         [Describe provisions of trust agreement relating to actions to be taken upon an occurrence of an event of default under the Underlying Securities or if the issuer of the Underlying Securities ceases to file periodic reports under the Exchange Act.] [If Underlying Securities are to be liquidated, then insert:
The Underlying Securities will be sold following a solicitation of bids for the Underlying Securities, which bids may be solicited by JPMorgan Securities Inc., which is an affiliate of the Sponsor. The liquidation proceeds will be used first to pay expenses of the sale, amounts owed to the Advance Agent, amounts owed to the Trustee and any other amounts owed by the issuing entity which are to be paid from the proceeds of the sale, and then will be distributed to certificateholders. A special record date will be established by the Trustee, and the distribution will be made to certificateholders as of the special record date. The special record date will be a date on or about the date of liquidation of the Underlying Securities or on or about the date of distribution of the proceeds.]

[Advances

         Subject to the following limitations, the [Administrative Agent, Advance Agent or the] Trustee will be obligated to advance or cause to be advanced on or before each Distribution Date its own funds, or funds in the Certificate Account that are not included in the Available Funds for the Distribution Date, in an amount equal to the aggregate of payments of principal, premium (if any) and interest, net of that portion of the Available Funds attributable to fees and expenses of the [Administrative Agent, the Advance Agent or the] Trustee, that were due during the related Collection Period and that were delinquent on the related Determination Date (any such advance, an "Advance").

         Advances are required to be made only to the extent they are deemed by the [Administrative Agent, the Advance Agent or the] Trustee to be recoverable from related late collections, insurance proceeds, if any, or Liquidation Proceeds. The purpose of making such Advances is to maintain a regular cash flow to the certificateholders, rather than to guarantee or insure against losses. The [Administrative Agent, the Advance Agent or the] Trustee will not be required to make any Advances with respect to reductions in the amount of the payments on the Deposited Assets due to bankruptcy proceedings with respect to the Deposited Assets.

         All Advances will be reimbursable to the [Administrative Agent, the Advance Agent or the] Trustee from late collections, insurance proceeds, if any, and any proceeds from the liquidation of the Deposited Asset ("Liquidation Proceeds") with respect to which such unreimbursed Advance was made. In addition, any Advances previously made in respect of any Deposited Asset that are deemed by the [Administrative Agent, the Advance Agent or the] Trustee to be nonrecoverable from related late collections, insurance proceeds, if any, or Liquidation Proceeds may be reimbursed to the [Administrative Agent, the Advance Agent or the] Trustee out of any funds in the Certificate Account allocable to any of the Deposited Assets prior to the distributions on the certificates.]

Allocation of Losses; Subordination [specify if necessary]

         [The subordination described under "Summary of Principal Economic Terms--Subordination" in this Prospectus Supplement provided by the class [ ] certificates [and the class [ ] certificates] is designed to protect holders of the remaining classes of certificates from certain losses and other shortfalls with respect to the Deposited Assets. As a result, losses and other shortfalls with respect to the Deposited Assets will be borne by the remaining classes of certificates, to the extent described below, only if such losses and other shortfalls are not so covered, or the coverage in respect of the Deposited Assets has been exhausted.]

         [Realized Losses and Extraordinary Trust Expenses will be allocated on any Distribution Date as follows: [describe allocation among the various classes].]

         [An "Extraordinary Trust Expense" is an expense of a given issuing entity in excess of the Allowable Expense Amount, including certain reimbursements to SOC described in the Prospectus under "Description of Certificates--[Certain Matters Regarding the Administrative Agent and SOC"] and certain reimbursements to the Trustee described under "Description of the trust agreement--The Trustee" in this Prospectus Supplement.]

[Restrictions on Transfer of the Class [ ] Certificates

         Because the class [ ] certificates are subordinate to the class [ ] certificates and the class [ ] certificates to the extent set forth herein, the class [ ] certificates may not be purchased by or transferred to a Plan except upon the delivery of an opinion of counsel as described herein. See "Certain ERISA Considerations."]

                       DESCRIPTION OF THE TRUST AGREEMENT

General

         The certificates will be issued through the trust agreement, a form of which is filed as an exhibit to the registration statement. A Current Report on Form 8-K relating to the certificates containing a copy of the trust agreement as executed will be filed by SOC with the SEC following the issuance and sale of the certificates. The Issuing Entity created under the trust agreement (including the Series [ ] supplement) will consist of:

         o the Deposited Assets (exclusive of any Retained Interest, which is not part of the Trust);

         o all payments on or collections in respect of the Deposited Assets due after the Cut-off Date, together with any proceeds of the Deposited Assets[,] [and];

         o [any credit support in respect of any class or classes of certificates.]

         [In addition, the holders of the certificates may also have the benefit of certain credit support discussed above. See "Description of Credit Support."] Reference is made to the accompanying Prospectus for important information in addition to that set forth in this prospectus supplement regarding the Trust, the terms and conditions of the trust agreement and the certificates. The following summaries of certain provisions of the trust agreement do not purport to be complete and are subject to the detailed provisions contained in the form of trust agreement. Certificateholders should review the form of trust agreement for a full description of its provisions.

The Trustee and the Servicer

         [Trustee to provide trustee and servicer experience for these types of assets pursuant to 1108 and 1109 of Reg. AB.]

         [Insert Name] will act as trustee for the certificates and the Issuing Entity as required by the trust agreement. The Trustee's offices are located at [ ] and its telephone number is [ ].

         [Describe any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the transactions contemplated by the related Trust Agreement, between the Depositor and the Trustee, or any affiliates of such parties, that exist on the closing date for the related Series of Certificates or that existed during the immediately preceding two years and that is material to an investor's understanding of such Series of Certificates.]

         The trust agreement will provide that the Trustee and any director, officer, employee or agent of the Trustee will be indemnified by the Issuing Entity and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the trust agreement or the certificates or the performance of the Trustee's duties under the trust agreement, other than any loss, liability or expense (i) that constitutes a specific liability of the Trustee under the trust agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties under the trust agreement or as a result of a breach, or by reason of reckless disregard, of the Trustee's obligations and duties under the trust agreement.

         [Identify all affiliated and unaffiliated servicers (if they represent 10% or more of the pool assets) or any other material servicer pursuant to 1108(a)(2)(i)-(iv) of Reg. AB.]

Events of Default

         [There are no events of default under the trust agreement; therefore, a breach of a covenant under the trust agreement will not in and of itself result in the acceleration of payments on the Certificates.]

         [An event of default (an "event of default") with respect to any class of certificates under the trust agreement will consist of:

         o a default in the payment of any interest on any Underlying Security after the same becomes due and payable (subject to any applicable grace period);

         o        a  default  in  the  payment  of  the   principal  of  or  any
                  installment of principal of any Underlying Security when the same becomes due and payable; and

         o the occurrence and continuance of such other events specified in the applicable series supplement.]

         [Describe remedies available to certificateholders upon the occurrence and continuance of an event of default, including, as applicable, directing the Trustee to vote the Underlying Securities in favor of declaring the principal balance of and any accrued interest on the Outstanding Debt Securities to be immediately due and payable].

         The trust agreement will provide that, within 30 days after the occurrence of an event of default in respect of the certificates of any class, the Trustee will give to the holders of such certificates notice, transmitted by mail, of all such uncured or unwaived events of default known to it. However, except in the case of an event of default relating to the payment of principal of or premium, if any, or interest on any of the Underlying Securities, the Trustee will be protected in withholding such notice if in good faith it determines that the withholding of such notice is in the interest of the holders of the certificates of such class.

         No holder of any certificate will have the right to institute any proceeding with respect to the trust agreement, unless:

                  o the holder previously has given to the Trustee written notice of a continuing breach,

                  o the holders of certificates of such series evidencing not less than the "Required Percentage--Remedies" specified in the applicable series supplement of the aggregate Voting Rights of such series have requested in writing that the Trustee institute such proceeding in its own name as trustee,

                  o     the  holder  or  holders   have   offered   the  Trustee
                        reasonable indemnity,

                  o the Trustee has for 15 days failed to institute such proceeding and

                  o no direction inconsistent with such written request has been given to the Trustee during such 15-day period by the holders of certificates of such series evidencing not less than the Required Percentage.

         ["Required   Percentage-Remedies"  shall  mean  [___%]  of  the  Voting
Rights.]

Voting Rights

         [At all times,] [Subject to the succeeding paragraph,] [ ]% of all Voting Rights will be allocated among all holders of the class [ ] certificates[,] [and] the class [ ] certificates [and specify other classes] in proportion to the then outstanding Certificate Principal Balances [or Notional Amounts] of their respective certificates and [ ]% of all Voting Rights will be allocated among all holders of the class [ ] certificates in proportion to the then outstanding [Certificate Principal Balances] [Notional Amounts] of their respective certificates. [Specify whether and under what circumstances voting will be class-by-class.]

         [Specify conditions, if any, under which allocation of Voting Rights might change from the foregoing percentages.] ["Required Percentage-Amendment" of Voting Rights necessary to consent to amendment or modification of the Issuing Entity shall be [___%].] ["Required Percentage-Waiver" shall mean [___%] [of the Voting Rights].]

Voting of Underlying Securities, [Modification of Indenture]

         The Trustee, as holder of the Underlying Securities, has the right to vote and give consents and waivers in respect of such Underlying Securities [as permitted by [DTC] [Federal Reserve Bank]] and except as otherwise limited by the trust agreement. In the event that the Trustee receives a request from [[DTC] [Federal Reserve Bank]] the [Underlying Securities trustee] [the fiscal agent] [or the issuer of the Underlying Securities] [or GSE issuer] for its consent to any amendment, modification or waiver of the Underlying Securities, [the indenture] or any other document thereunder or relating to the Underlying Securities, or receives any other solicitation for any action with respect to the Underlying Securities, the Trustee shall mail a notice of such proposed amendment, modification, waiver or solicitation to each certificateholder of record as of such date. The Trustee shall request instructions from the certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation. The Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative Certificate Principal Balances and Notional Amounts of the certificates, as applicable) as the certificates of the Issuing Entity were actually voted or not voted by the certificateholders of the Issuing Entity as of a date determined by the Trustee prior to the date on which such consent or vote is required; provided, however, that, notwithstanding anything to the contrary, the Trustee shall at no time vote or consent to any matter, (i) unless the vote or consent would not, based on an opinion of counsel, alter the status of the issuing entity for federal income tax purposes or cause the issuing entity to be required to register as an investment company under the Investment Company Act of 1940, (ii) that would alter the timing or amount of any payment on the Underlying Securities, except in the event of an [underlying securities event of default] [underlying securities early amortization event] [or an event that with the passage of time or the giving of notice would become an [underlying securities event of default][underlying security early amortization event]] and with the unanimous consent of all outstanding certificates, or (iii) that would result in the exchange or substitution of any of the outstanding Underlying Securities pursuant to a plan for the refunding or refinancing of the Underlying Securities, except with the consent of certificateholders representing 100% of the aggregate voting rights of each outstanding class of the certificates. The Trustee will not be liable for any failure to act resulting from certificateholders' late return of, or failure to return, directions requested by the Trustee from the certificateholders.

         In the event that an offer is made by the [issuer of the Underlying Securities] [or GSE issuer] to issue new obligations in exchange and substitution for any of the Underlying Securities or any other offer is made for the Underlying Securities, the Trustee will notify the certificateholders of such offer as promptly as practicable. The Trustee must reject any such offer unless an event of default under the indenture [Underlying Securities] has occurred, the Trustee is directed by the affirmative vote of all of the certificateholders to accept such offer [and the Trustee has received the tax opinion and investment company act opinion described above].

         [If an event of default under the [indenture] [Underlying Securities] occurs and is continuing and if directed by all the holders of outstanding class [ ] certificates and[, unless the class [ ] certificates are no longer outstanding, by all the holders of outstanding class [ ] certificates,] the Trustee will vote the Underlying Securities in favor of directing, or take such other action as may be appropriate to direct, the Underlying Securities trustee to declare the unpaid principal amount of the Underlying Securities and any accrued and unpaid interest thereon to be due and payable. In connection with a vote concerning whether to declare the acceleration of the Underlying Securities, the certificateholders' interests of each class may differ and the interests of either class may differ from holders of other outstanding debt securities of the Underlying Securities issuer[s].]

[Reports as to Compliance]

         The Trustee will be required to deliver to the Company by not later than [--] of each year, starting in the year following the year of issuance of the related Certificates, an officer's certificate stating that:

                  o a review of the activities of the Trustee during the preceding calendar year and of performance under the Trust Agreement has been made under such officer's supervision; and

                  o to the best of such officer's knowledge, based on such review, the Trustee has fulfilled all of its obligations under the Trust Agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status of such default, including the steps being taken by the trustee to remedy such default.

                  In addition, on or prior to [--] of each year, commencing with the year following the year of issuance of the related Certificates, the Trustee will be required to deliver to the depositor an Assessment of Compliance that contains the following:

                  o a statement of the Trustee's responsibility for assessing compliance with the servicing criteria applicable to it under the Trust Agreement;

                  o a statement that the Trustee used certain of the criteria in
Item 1122(d) of Regulation AB (17 CFR 229.1122) to assess compliance with the applicable servicing criteria under the trust agreement;

                  o the Trustee's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year, setting forth any material instance of noncompliance identified by the Trustee; and

                  o a statement that a registered public accounting firm has issued an attestation report on the Trustee's assessment of compliance with the applicable servicing criteria under the trust agreement during and as of the end of the prior calendar year.

         The Trustee will also be required to simultaneously deliver an attestation report of a registered public accounting firm, prepared in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, that expresses an opinion, or states that an opinion cannot be expressed, concerning the Trustee's assessment of compliance with the applicable servicing criteria under the trust agreement.

         Certificateholders will be able to obtain copies of these statements and reports without charge upon written request to the Trustee.

         The fiscal year of the Issuing Entity will mean each twelve-month period ending on the 30th day of June (commencing with the twelve-month period ending June 30, ). The Company reserves the right to change the timing of the fiscal year but no fiscal year may exceed 12 months.]

[Administrative Agent]

         [[___________,] has been appointed as the administrative agent for the [Class [___]] certificates. The administrative agent is charged with the following duties under the trust agreement: [describe duties of administrative agent].

         The administrative agent may resign from its obligations and duties under the trust agreement only if such resignation, and the appointment of a successor, will not result in a withdrawal or downgrading of the rating of the [Class [___]] certificates, or upon a determination that its duties under the trust agreement are no longer permissible under applicable law. No resignation will become effective until the trustee or a successor has assumed the administrative agent's obligations and duties under the trust agreement.

         The trust agreement provides that neither the administrative agent nor any director, officer, employee, or agent of the administrative agent will incur any liability to the related issuing entity or certificateholders for any action taken, or for refraining from taking any action, in good faith under the trust agreement or for errors in judgment; provided, however, that neither the administrative agent nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties under the trust agreement or by reason of reckless disregard of obligations and duties under the trust agreement. The trust agreement further provides that, the administrative agent and any director, officer, employee or agent of the administrative agent are entitled to indemnification by the Issuing Entity and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the trust agreement or the certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties under the trust agreement or by reason of reckless disregard of obligations and duties under the trust agreement. In addition, the trust agreement provides that the administrative agent will not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its responsibilities under the trust agreement or which in its opinion may cause it to incur any expense or liability. The administrative agent may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the trust agreement and the rights and duties of the parties to the trust agreement and the interests of the certificateholders under the trust agreement. The legal expenses and costs of such action and any liability resulting from such action will be allocated [describe].

         The administrative agent shall have no obligation with respect to the Underlying Securities and is not authorized to proceed against the underlying securities issuer in the event of a default.

         Any person into which the administrative agent may be merged or consolidated, or any person resulting from any merger or consolidation to which the administrative agent is a part, or any person succeeding to the business of the administrative agent, will be the successor of the administrative agent (as the case may be) under the trust agreement with respect to the [Class [___]]]certificates.]

[Administrative Agent Termination Events; Rights Upon Administrative Agent Termination Event]

         ["Administrative Agent Termination Events" under the trust agreement consist of the following:

                  o any failure by an administrative agent to remit to the trustee any funds in respect of collections on the Deposited Assets and credit support, if any, as required under the trust agreement, that continues unremedied for five days after the giving of written notice of such failure to the administrative agent by the trustee or SOC, or to the administrative agent, SOC and the trustee by the holders of the [Class [_____]] certificates evidencing not less than the Required Percentage of the Voting Rights;

                  o any failure by an administrative agent to duly observe or perform in any material respect any of its other covenants or obligations under the trust agreement which continues unremedied for thirty days after the giving of written notice of such failure to the administrative agent by the trustee or SOC, or to the administrative agent, SOC and the trustee by the holders of the [Class [_____]] certificates evidencing not less than the Required Percentage of the Voting Rights[;] [, and]

                  o specified events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of an administrative agent indicating its insolvency or inability to pay its obligations[.] [, and]

                  o     [describe oadditional events.]]

         [So long as an Administrative Agent Termination Event remains unremedied, SOC or the trustee may, and at the direction of holders of the [Class [___]] certificates evidencing not less than the Required Percentage of the Voting Rights, the trustee will, terminate all the rights and obligations of the administrative agent under the trust agreement and in and to the related Deposited Assets (other than any Retained Interest of such administrative agent). The trustee will then succeed to all the responsibilities, duties and liabilities of the administrative agent (except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the trustee will not be so obligated) and will be entitled to similar compensation arrangements. In the event that the trustee is unwilling or unable to act, it may or, at the written request of the holders of such certificates evidencing not less than the Required Percentage of the Voting Rights, it will appoint, or petition a court of competent jurisdiction for the appointment of an administrative agent acceptable to each rating agency rating such certificates at such time with a net worth at the time of such appointment of at least [$15,000,000] to act as successor to such administrative agent. Pending such appointment, the trustee is obligated to act in such capacity (except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the trustee will not be so obligated). The trustee and any such successor may agree upon the compensation to be paid to such successor, which in no event may be greater than the compensation payable to such administrative agent.]

Termination

         The Issuing Entity will terminate in respect of the certificates upon any of the following events: [Describe termination provisions, including the Deposited Assets being distributed, or sold and the proceeds thereof distributed, to certificateholders and the Issuing Entity being terminated upon an issuer of Concentrated Underlying Securities ceasing to file periodic reports.] [SOC will have the right to purchase all remaining Deposited Assets in the Issuing Entity and thus effect early retirement of the certificates on any Distribution Date, [(a)] once the aggregate principal amount of the Deposited Assets at the time of any such purchase is less than [10%] of the aggregate principal amount of the Deposited Assets as of the Cut-off Date, [and (b) at the option of SOC at [specify when and on what terms any such option may be exercised]]; provided, however, that the right to exercise any such option is contingent on such exercise being consistent with the continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder. In the event SOC exercises any such option, the portion of the purchase price allocable to the certificates of each class will be, to the extent of available funds, [100% of their then aggregate outstanding certificate Principal Balance or Notional Amount, as applicable, plus with respect to the certificates [one month's] [three month's] [specify other period] interest thereon at the Fixed Pass-Through Rate or the then applicable Variable Pass-Through Rate, as the case may be, plus, with respect to each class of certificates, any previously accrued but unpaid interest thereon.]] [Specify alternative allocation method if different from above.] [In no event will the Issuing Entity created by the trust agreement for the certificates continue beyond the expiration of 21 years from the death of the survivor of the person or persons named in the trust agreement.] See "Description of trust agreement--Termination" in the Prospectus.

Fees and Expenses

         As compensation for and in payment of trust expenses related to its services under the trust agreement other than extraordinary trust expenses, the trustee will receive [by the Issuing Entity from the interest [and principal]
payments received by the Issuing Entity with respect to the Underlying Securities][by the Depositor pursuant to a separate agreement with the Depositor, but will not have any claim against the Issuing Entity with respect thereto]. The following trustee fees as set out in the table below on each distribution date in an amount equal to [amount]:

                            Party
                            Receiving
Fees and        General     Fee or       Source of      Distribution
Expenses        Purpose     Expense      Funds          Priority       Amount
[insert fee or  [insert      [insert      [insert       [insert        [insert $
expense title]  description  description  description   description    amount]

TOTAL:
                                                                       [insert total
                                                                       amount]

                         FEDERAL INCOME TAX CONSEQUENCES

Scope of Opinion

         In the opinion of Orrick, Herrington & Sutcliffe LLP, Special Tax Counsel, the Issuing Entity will be a grantor trust or a partnership for federal income tax purposes and not an association taxable as a corporation (or publicly traded partnership treated as a corporation).

General

         For tax reporting purposes, the Trustee intends to treat the Issuing Entity as a grantor trust and the balance of this discussion assumes that the Issuing Entity will be so classified. However, for a discussion of the consequences of recharacterization of the Issuing Entity as a partnership for federal income tax purposes, see "--Possible Recharacterization of the Issuing Entity as a Partnership" in "Federal Income Tax Consequences" in the Prospectus.

          [INSERT DISCUSSION OF TAX CHARACTERIZATION OF UNDERLYING SECURITIES AS APPROPRIATE]

         [In general, each certificate will be treated as a synthetic debt instrument issued on the date it is acquired by the holder of such certificate. Each certificateholder will be subject to the original issue discount ("OID") rules of the Code and Treasury Regulations with respect to such certificates. Under those rules, the certificateholder (whether on the cash or accrual method of accounting) will be required to include in income the OID on its certificate as it accrues on a daily basis, under a constant yield method, regardless of when cash payments are received. The amount of OID on the certificates generally will be equal to the excess of all amounts payable on the certificate over the amount paid to acquire the certificate and the constant yield used in accruing OID generally will be the yield to maturity of the certificate as determined by such holder based on that holder's purchase price for the certificate. The amount of OID that is reported in income in any particular year will not necessarily bear any relationship to the amount of distributions, if any, paid to a holder in that year.]

         Payments made on a certificate to a person that is not a U.S. Person and has no connection with the United States other than holding its Certificate generally will be made free of United States federal withholding tax, provided
that       (i)     the     holder      is        not   related   (directly    or
indirectly) to certain other specified persons and (ii) the holder complies with certain identification and certification requirements imposed by the IRS.

         See "Federal Income Tax Consequences"  in the Prospectus.


                          CERTAIN ERISA CONSIDERATIONS

         The Employee  Retirement  Income  Security Act of 1974  ("ERISA"),  and
Section 4975 of the Code impose certain requirements on (a) an employee benefit plan (as defined in Section 3(3) of ERISA), (b) a plan described in Section 4975(e)(1) of the Code, including an individual retirement account ("IRA") or Keogh plan or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Plan").

         ERISA and Section 4975 of the Code prohibit certain transactions involving the assets of a Plan and persons who have specified relationships to the Plan, i.e., "parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code (collectively, "Parties in Interest"). Thus, a Plan fiduciary considering an investment in certificates should consider whether such an investment might constitute or give rise to a prohibited transaction under ERISA or Section 4975 of the Code. The issuer of the Underlying Securities, the Underwriters, the Trustee and their respective affiliates may be Parties in Interest with respect to many Plans. A violation of these prohibited transaction rules may result in an excise tax or other penalties and liabilities under ERISA and/or Section 4975 of the Code for such persons.

         If an investment in certificates by a Plan were to result in the assets of the Issuing Entity being deemed to constitute "plan assets" of such Plan, certain aspects of such investment, including the operations of the Issuing Entity and the deemed extension of credit between the issuer of the Underlying Securities and the holder of a certificate (as a result of the Underlying Securities being deemed to be "plan assets"), as well as subsequent transactions involving the Issuing Entity or its assets, might constitute or result in prohibited transactions under Section 406 of ERISA and Section 4975 of the Code unless exemptive relief were available under an applicable exemption issued by the United States Department of Labor (the "DOL"). In addition, if the assets of the Issuing Entity were deemed to be "plan assets" of any Plan investors, Certificates sold to a Party in Interest with respect to such Plan could constitute or result in a prohibited extension of credit transaction, possibly subjecting the Certificateholder to excise taxes under Section 4975 of the Code. Neither ERISA nor the Code defines the term "plan assets." Under Section 2510.3-101 of the DOL regulation (the "Regulation"), a Plan's assets may include the assets of an entity if the Plan acquires an "equity interest" in such entity. Thus, if a Plan acquires a certificate, for certain purposes (including the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code), the Plan would be considered to own an undivided interest in the underlying assets of the Trust, unless an exception applies under the Regulation.

         The Underwriters expect that the certificates will satisfy the criteria
for  treatment  as   publicly-offered   securities   under  the  Regulation.   A
publicly-offered security is a security that is:

                  o     freely transferable,

                  o part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another at the conclusion of the initial offering, and

                  o either is (A) part of a class of securities registered under Section 12(b) or 12(g) of the exchange Act, or (B) sold to the Plan as part of an offering of securities to the public through an effective registration statement under the Securities Act and the class of securities of which such security is a part is registered under the Exchange Act within 120 days (or such later time as may be allowed by the Commission) after the end of the fiscal year of the issuer during which the offering of such securities to the public occurred.


         The Underwriters will verify that there will be at least 100 separate purchasers (whom the Underwriters have no reason to believe are not independent of the Company or of one another) at the conclusion of the initial offering. There is no assurance that the 100 independent investor requirement of the "public-offered security" exception will, in fact, be satisfied.

         Nothing herein shall be construed as a representation that an investment in the certificates would meet any or all of the relevant legal requirements with respect to investments by, or is appropriate for, Plans generally or any particular Plan. Any Plan or any other entity the assets of which are deemed to be "plan assets," such as an insurance company investing assets of its general account, proposing to acquire certificates should consult with its counsel.

                             METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in the underwriting agreement, dated as of [ ], ___________, SOC has agreed to sell and [insert names of each of the underwriters] [,] has [severally] agreed to purchase, the [certificates] [the principal amount of each class of certificates set forth below opposite its name].

                                 Class [     ]   Class [     ]     Class [     ]
[Name of Underwriter].........  $                $                 $
Total.........................  $                $                 $

         [The several underwriters have] agreed, subject to the terms and conditions set forth in the underwriting agreement, to purchase all certificates offered by this Prospectus Supplement if any of such certificates are purchased. [In the event of default by any underwriter, the underwriting agreement provides that, in certain circumstances, the purchase commitments of non-defaulting underwriters may be increased or the underwriting agreement may be terminated.]

         SOC has been advised by the underwriter[s] that [it][they] propose[s] to offer the certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The underwriter[s] may effect such transactions by selling certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriter[s] and any purchasers of certificates for whom they may act as agents. The underwriter[s] and any dealers that participate with the underwriter[s] in the distribution of certificates may be deemed to be underwriters, and any profit on the resale of certificates by them may be deemed to be underwriting discounts, or commissions under the Securities Act.

         [SOC intends to list the trust certificates on the [name applicable national securities exchange]. If approved for listing, trading is expected to commence within [30] days after the trust certificates are first issued. SOC cannot assure you that the trust certificates, once listed, will continue to be eligible for trading on the [name applicable national securities exchange.]

         The underwriting agreement provides that SOC will indemnify the underwriter[s] against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments the underwriter[s] may be required to make in respect of such civil liabilities.

                                     RATINGS

         It is a condition to the issuance of the certificates that the certificates be rated not lower than [specify ratings applicable to each class] by [Standard & Poor's Ratings Services, a division of the McGraw Hill Companies, Inc. ("Standard & Poor's")][Moody's Investors Service, Inc. ("Moody's")] [and] [Fitch Inc. ("Fitch")] (the "Rating[Agency][Agencies]"). The ratings address the likelihood of the receipt by the certificateholders of payments required under the trust agreement, and are based primarily on the credit quality of the Deposited Assets and any providers of credit support, as well as on the relative priorities of the certificateholders of each class of the certificates with respect to collections and losses with respect to the Deposited Assets. The rating on the certificates does not, however, constitute a statement regarding the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the Deposited Assets, the corresponding effect on yield to investors, or whether investors in the class [ ] certificates [specify class with Notional Amount] may fail to recover fully their initial investment.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. Each security rating should be evaluated independently of any other security rating.

         SOC has not requested a rating on the certificates by any rating agency other than the Rating [Agency] [Agencies]. However, there can be no assurance as to whether any other rating agency will rate the certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the certificates by the Rating [Agency] [Agencies].

                                 LEGAL OPINIONS

         Certain legal matters relating to the certificates will be passed upon for SOC by Orrick, Herrington & Sutcliffe LLP, New York, New York and for the underwriters by [______].

                    INDEX OF TERMS FOR PROSPECTUS SUPPLEMENT


$............................................................................4
[_____]...................................................................S-11
Administrative Agent Termination Events...................................S-42
Advance...................................................................S-35
Allowable Expense Amount..................................................S-29
Appropriations Acts.......................................................S-23
Asset-Backed Agreements.....................................................27
Asset-Backed Securities.....................................................25
Available Funds...........................................................S-29
Base Rate...................................................................16
Borrower..................................................................S-23
Business Day................................................................15
Calculation Agent...........................................................17
Call on Certificates........................................................19
Call on Underlying Securities...............................................19
Call Premium Percentage...................................................S-29
Call Right..................................................................19
CD Rate Certificate.........................................................16
certificate.................................................................14
certificate account.........................................................36
Certificate of Non-U.S. Beneficial Ownership................................46
Clearing Agency...........................................................S-27
Clearstream.................................................................46
Closing Date...............................................................S-2
Code........................................................................47
Commercial Paper Rate Certificate...........................................16
Company...................................................................S-14
Concentrated Underlying Security............................................29
Corporate Securities........................................................25
credit support instruments..................................................37
Credit Support Providers..................................................S-28
Cut-off Date................................................................36
definitive certificate......................................................20
Definitive Classes........................................................S-27
Depositary............................................................S-23, 19
Deposited Assets.............................................S-11, S-24, 2, 33
designated securities.......................................................24
Determination Date..........................................................14
Distribution Date............................................................2
DOL.......................................................................S-45
dollar.......................................................................4
Domestic Corporate Securities...............................................24
Domestic Government Securities..............................................25
Dual Currency Certificates..................................................18
Eligible Investments......................................................S-29
ERISA...............................................................S-12, S-45
Euroclear...................................................................46
event of default..........................................................S-37
Exchangeable Series.........................................................19
extendable securities.......................................................11
Extraordinary Trust Expense...............................................S-36
Fannie Mae................................................................S-19
Federal Funds Rate Certificate..............................................16
FIRRE Act.................................................................S-20
Fitch.....................................................................S-47
Fixed Pass-Through Rate......................................................2
Fixed Rate Certificates.....................................................15
Floating Rate Certificates..................................................16
Foreign Currency Certificates...............................................18
Foreign Government Securities...............................................25
Foreign Private Securities..................................................25
Freddie Mac...............................................................S-19
FSMA.................................................................S-x, S-xi
Government Securities.......................................................25
GSEs..................................................................S-16, 25
GTC Notes...................................................................28
GTCs............................................................S-16, S-23, 25
Initial Pass-Through Rate...................................................16
Interest Reset Date.........................................................17
Interest Reset Period.......................................................17
Investment Company Act.......................................................7
IRA ................................................................S-12, S-45
IRS ........................................................................47
Issuing Entity.............................................................S-1
Keogh.....................................................................S-12
LIBOR Certificate...........................................................16
Liquidation Proceeds......................................................S-35
London Banking Day..........................................................15
Maximum Pass-Through Rate...................................................17
Minimum Pass-Through Rate...................................................17
Moody's...................................................................S-47
Note Payment Date.........................................................S-23
Notes.....................................................................S-23
Notional Amount........................................................S-2, 15
offer of notes to the public...............................................S-x
OID ..................................................................S-44, 48
Optional Exchange Date................................................S-33, 22
Outstanding Debt Securities.................................................30
participants................................................................20
Parties in Interest.......................................................S-45
Pass-Through Rate............................................................2
Plan................................................................S-12, S-45

Private Sector Securities...................................................25
prospectus Directive.......................................................S-x
Rating[Agency][Agencies]..................................................S-47
Realized Losses........................................................S-4, 18
Regulation................................................................S-45
Relevant Implementation Date...............................................S-x
Relevant Persons..........................................................S-xi
Required Interest.........................................................S-29
Required Percentage-Amendment.............................................S-39
Required Percentage-Remedies..............................................S-38
Required Percentage-Waiver................................................S-39
Required Premium..........................................................S-29
Required Principal........................................................S-29
reserve account.............................................................35
Retained Interest.....................................................S-18, 11
Sallie Mae................................................................S-20
Secured Underlying Securities...............................................31
Senior Underlying Securities................................................30
SOC ...................................................................S-1, 10
Special Distribution Date..................................................S-4
Special Tax Counsel.........................................................46
Specified Currency................................................S-3, S-30, 3
Spread......................................................................16
Spread Multiplier...........................................................16
Standard & Poor's.........................................................S-47
Stated Amount...............................................................18
Strip Certificates...........................................................3
Stripped Interest...........................................................15
sub-administrative agent....................................................37
Subordinated Underlying Securities..........................................30
Systemwide Debt Securities................................................S-22
Treasury Rate Certificate...................................................16
Treasury Securities.........................................................25
Trust Indenture Act.........................................................26
Trust Preferred Securities..................................................24
Trustee...................................................................S-11
U.S. dollars.................................................................4
U.S. Person.................................................................46
U.S.$........................................................................4
UCC.........................................................................27
Underlying Securities..............................................S-18, 2, 24
Underlying Securities Currency..............................................32
Underlying Securities Indenture.............................................29
Underlying Securities Interest Accrual Periods..............................32
Underlying Securities Payment Dates.........................................32
Underlying Securities Rate..................................................32
United States...............................................................46
USD..........................................................................4
Variable Pass-Through Rate...................................................2

                       Structured Obligations Corporation
                                Depositor/Sponsor

                               Trust Certificates
                              (Issuable in series)


Each Issuing Entity


o may periodically issue asset-backed certificates in one or more series with one or more classes; and

o        will own

                     o a security or pool of securities, as described in the accompanying prospectus supplement;

                     o   payments due on those securities; and/or

                     o other assets described in both this Prospectus and in the accompanying prospectus supplement.

The Certificates

o will represent beneficial ownership interests in the Issuing Entity and will be paid only from the Issuing Entity assets;

o        will be denominated  and sold for U.S.  dollars  or  for  one  or  more
         foreign   currencies  and  any  payments to  certificateholders  may be payable in U.S. dollars or in one or more foreign currencies; and

o will be issued as part of a designated series which may include one or more classes of certificates and enhancement.

The Certificateholders

o will receive interest, principal and other payments from the assets deposited with the issuing entity.

                -------------------------------------------------
                Consider carefully the risk factors beginning on
                           page 5 of this Prospectus.
                -------------------------------------------------

The certificates are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The certificates will represent interests in the issuing entity only and will not represent interests in or obligations of Structured Obligations Corporation or of the administrative agent of the issuing entity or any of their affiliates.

This Prospectus may be used to offer and sell any series of certificates only if accompanied by the prospectus supplement for that series.

                -------------------------------------------------

Neither the SEC nor any state securities commission has approved these certificates or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.



                                   [ ], 200[ ]

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT

         We provide information to you about the certificates in two separate documents that progressively provide more detail: (a) this Prospectus, which provides general information, some of which may not apply to a particular series of certificates, including your series, and (b) the accompanying prospectus supplement, which will describe the specific terms of your series of certificates, including:

                  o    the series  designation  and  aggregate principal amount,

                  o the number of classes in the series and, with respect to each class, the designation, aggregate principal amount or, if applicable, notional amount and authorized denominations of certificates,

                  o information concerning the type, characteristics and specifications of the securities deposited into the issuing entity (the "Underlying Securities") and any other assets deposited into the issuing entity (together with the Underlying Securities, the "Deposited Assets") and any credit support for the series or a class,

                  o the relative rights and priority of payments of each class (including the method for allocating collections from the Deposited Assets to the certificateholders of each class and the relative ranking of the claims of the certificateholders of each class to the Deposited Assets),

                  o the identity of each issuer of the Underlying Securities and each obligor with respect to any of the other Deposited Assets,

                  o the name of the trustee and the administrative agent, if any, for the series,

                  o whether the certificates of the series or each class within that series are Fixed Rate Certificates or Floating Rate Certificates (each as defined below) and the applicable interest rate (the "Pass-Through Rate") for each class including the applicable rate, if fixed (a "Fixed Pass-Through Rate"), or the terms relating to the particular method of calculation of the interest rate applicable to the series or each class within that series, if variable (a "Variable Pass-Through Rate"); the date or dates from which interest will accrue; the applicable Distribution Dates (as defined below) on which interest, principal and premium, in each case as applicable, on the series or class will be distributable and the related Record Dates (as defined in the related prospectus supplement), if any, the time and place of distribution (a "Distribution Date") of any interest, premium (if any) and/or principal (if any),

                  o    the date of issue,

                  o    the final scheduled distribution date, if applicable,

                  o    the offering price,

                  o the option, if any, of any specified third party (which may include Structured Obligations Corporation or any of its affiliates) to purchase the Underlying Securities or the certificates held by a certificateholder and the periods within which or the dates on which, and the terms and conditions upon which any such option may be exercised, in whole or in part,

                  o any exchange terms, whether mandatory or optional, and any redemption terms of certificates of each series or class,

                  o the rating of each series of certificates or each class within that series of certificates,

                  o the denominations in which the series or class within that series will be issuable,

                  o whether the certificates of any class within a given series are to be entitled to (1) principal distributions, with disproportionate, nominal or no interest distributions, or (2) interest distributions, with disproportionate, nominal or no principal distributions ("Strip Certificates"), and the applicable terms of those certificates,

                  o whether the certificates of the series or of any class within that series are to be issued as registered certificates or bearer certificates or both and, if bearer certificates are to be issued, whether coupons will be attached to such bearer certificates; whether bearer certificates of that series or class may be exchanged for registered certificates of that series or class and the circumstances under which and the place or places at which any exchanges, if permitted, may be made,

                  o whether the certificates of the series or of any class within that series are to be issued in the form of one or more global securities and, if so, the identity of the Depositary, if other than The Depository Trust Company, for such global security or securities,

                  o if other than U.S. dollars, the currency applicable to the certificates of the series or class for purposes of denominations and distributions on that series or each class within that series (the "Specified Currency") and the circumstances and conditions, if any, when such currency may be changed, at the election of Structured Obligations Corporation or a certificateholder, and the currency or currencies in which any principal or interest will be paid,

                  o all applicable Required Percentages and Voting Rights (each as defined below) relating to the manner and percentage of votes of certificateholders of the series and each class within that series required with respect to certain actions by Structured Obligations Corporation or the applicable administrative agent, if any, or trustee under the trust agreement or with respect to the applicable trust,

                  o remedies upon, or consequences of, the occurrence of a payment default on the Underlying Securities, an acceleration of the Underlying Securities or the cessation by the issuer of the Underlying Securities of filing periodic reports under the Exchange Act, and

                  o    any other terms of the series or class within that series
                       of   certificates   which  are  considered   material  by
                       Structured Obligations Corporation.

         References in this Prospectus to "U.S. dollars," "U.S.$," "USD," "dollar" or "$" are to the lawful currency of the United States. Purchasers are required to pay for each certificate in the currency in which the certificate is denominated. Currently, there are limited facilities in the United States for conversion of U.S. dollars into foreign currencies and vice versa, and banks do not currently offer non-U.S. dollar checking or savings account facilities in the United States.

         You should rely only on the information provided in this Prospectus and the accompanying prospectus supplement including the information incorporated by reference. We have not authorized anyone to provide you with different information. We are not offering the certificates in any state where the offer is not permitted. We do not claim the accuracy of the information in this Prospectus or the accompanying prospectus supplement as of any date other than the dates stated on their respective covers.

         We include cross-references in this Prospectus and in the accompanying prospectus supplement to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus supplement provide the pages on which these captions are located.

                                  RISK FACTORS

         In connection with your investment in the certificates of any series, you should consider, among other things, the following risk factors and all risk factors set forth in the applicable prospectus supplement.

         Risk of the Certificates having Limited Liquidity. Prior to the issuance of any series (or class within such series) of certificates there will not be a public market for those certificates. We cannot predict the extent to which a trading market will develop or how liquid that market might become or for how long it may continue. If an active public market for the certificates does not develop or continue, the market prices and liquidity of the certificates may be adversely affected.

         Risk Associated with the Certificateholders having Limited Recourse against SOC or its Affiliates. The certificates will not represent a recourse obligation of or interest in SOC or any of its affiliates. The certificates of each series will not be insured or guaranteed by any government agency or instrumentality, SOC, any person affiliated with SOC or the trust, or any other person. The issuing entity has no significant assets other than the Underlying Securities and any other Deposited Assets. No other assets are available to make payments or distributions with respect to your certificates. SOC does not have, and is not expected in the future to have, any significant assets with which to satisfy any claims arising from a breach of any representation or warranty.

         Risk Associated with Certificateholders' Reliance for Payment on the Limited Assets of the Issuing Entity and any Credit Support. The issuing entity for any series (or class of that series) of certificates may include assets that are designed to support the payment or ensure the servicing or distribution with respect to the Deposited Assets. However, the certificates do not represent obligations of SOC, the trustee, any administrative agent or any of their affiliates and are not insured or guaranteed by any person or entity. Accordingly, certificateholders' receipt of distributions will depend entirely on the trust's receipt of payments with respect to the Deposited Assets and any credit support identified in the related prospectus supplement. If the Underlying Securities or any other Deposited Assets are insufficient to make payments or distributions on the certificates, no other assets will be available for payment of the deficiency. See "Description of Deposited Assets and Credit Support."

         Risk Associated with Payments on the Underlying Securities being Subordinated to other Obligations of the Underlying Securities Issuer. Payments on the Underlying Securities are subordinate to other obligations of the Underlying Securities Issuer, and the Underlying Securities Issuer will not be permitted to make payments on the Underlying Securities unless it has paid amounts due on its obligations which are senior to the Underlying Securities. Investors in the Certificates may suffer a greater loss than if payments on the Underlying Securities were not subordinated.

         Risk of Negative Performance of the Underlying Securities Affecting the Value of Your Investment. Neither SOC, the trustee, any administrative agent nor any of their affiliates is obligated to make any payments in respect of your certificates. Consequently, if losses are experienced on the Underlying Securities and any other Deposited Assets (including in connection with the bankruptcy or similar event relating to the issuer of the Underlying Securities), you may experience a loss on your investment. Accordingly, you are strongly
encouraged  to    obtain    as    much    information    about  the   Underlying
Securities as you would if you were investing directly in the Underlying Securities.

         Risk of Extended Maturity or Early Redemption altering timing of Distributions to Certificateholders. The timing of any distribution with respect to any series (or of any class within that series) of certificates and the yield that you realize on your investment in the certificates may be affected by a number of factors, including:

                  o    the purchase price of your certificates,

                  o    the performance of the related Deposited Assets,

                  o the extent of any early redemption, repurchase, repayment or extension of maturity of the related Underlying Securities (including acceleration resulting from any default or rescheduling resulting from the bankruptcy or similar proceeding with respect to the issuer of the Underlying Securities) or any early redemption, repurchase or repayment of your certificates, and

                  o the manner and priority in which collections from the Underlying Securities and any other Deposited Assets are allocated to each class of that series.

         These factors may be influenced by a variety of accounting, tax, economic, social and other factors. The related prospectus supplement will discuss any calls, puts or other redemption or repurchase options, any extension of maturity provisions and other terms applicable to the certificates and the Underlying Securities and any other Deposited Assets. Neither SOC nor the trustee can predict if or when a redemption, repurchase or other repayment of the Underlying Securities will occur. If the certificates are prepaid, your investment in the certificates and the Underlying Securities will have a shorter average maturity. If the certificates are prepaid when prevailing market interest rates are lower than the yield on your certificates, you may be unable to realize a comparable yield when you reinvest the funds that you receive from the prepayment of your certificates. See "Maturity and Yield Considerations."

         Risk of  Underlying  Issuer  Ceasing  to  Make  Information  About  Its
Financial Condition and Business Publicly Available. In deciding whether to invest in or to sell certificates, you should obtain and evaluate information about each issuer of the Underlying Securities as if you were investing directly in that issuer and its securities. The information that each underlying issuer makes available to the public is important in considering whether to invest in or sell certificates.

         If provided in the applicable prospectus supplement, if the issuer of Concentrated Underlying Securities (as defined below) ceases to file periodic reports under the Exchange Act, the trust agreement may provide that the issuing entity will sell or distribute the Underlying Securities notwithstanding market conditions at the time, and the trustee will not have discretion to do otherwise. This sale or distribution may result in greater losses than might occur if the issuing entity continued to hold the Underlying Securities. SOC, the trustee, the underwriters and their affiliates (a) have not verified, and have not undertaken to verify, the accuracy, completeness or continued availability of any information by any issuer of the Underlying Securities (whether or not filed with the SEC), (b) have made no due diligence investigation of the financial condition or creditworthiness of any issuer of the Underlying Securities, and (c) assume no responsibility for any information
considered      by       any        purchaser     or     potential     purchaser
of the certificates that is not contained in this Prospectus or the applicable prospectus supplement.

         You should not construe the issuance of the certificates as an endorsement of the financial condition or business prospects of any issuer of the Underlying Securities by SOC, the trustee, the underwriters or any of their affiliates.

         Risk of the Trustee not Managing the Underlying Securities to Avoid Adverse Events. The remedies available to a trustee of a relevant issuing entity are predetermined and therefore an investor in the certificates has less discretion over the exercise of remedies than if such investor directly invested in the Underlying Securities. Except as described in this Prospectus and the applicable prospectus supplement, the issuing entity will not dispose of any
Underlying  Securities  or any other  Deposited  Assets,  regardless  of adverse events, financial or otherwise, that may affect the value of the Underlying Securities or the issuer of the Underlying Securities. If there is a payment default on any Underlying Security or any other default that may result in the acceleration of the Underlying Security, the issuing entity will only dispose of or otherwise deal with the defaulted Underlying Security in the manner provided in the trust agreement. If provided in the applicable prospectus supplement, if a payment default on or an acceleration of an Underlying Security occurs, or the issuer of Concentrated Underlying Securities (as defined below) ceases to file periodic reports under the Exchange Act, the trust agreement may provide that the issuing entity will sell or distribute the Underlying Securities notwithstanding market conditions at the time, and the trustee will not have discretion to do otherwise. This sale or distribution may result in greater losses than might occur if the issuing entity continued to hold the Underlying Securities.

         Risk of the Certificates having Adverse Tax Consequences to Certificateholders. The United States federal income tax consequences of the purchase, ownership and disposition of the certificates and the tax treatment of the issuing entity will depend on the specific terms of the certificates, the trust, any credit support and the Deposited Assets. See the description under "Federal Income Tax Consequences" in the related prospectus supplement. If the Deposited Assets include securities issued by one or more government agencies or instrumentalities, purchasers of the certificates may also be affected by the tax treatment of the Underlying Securities by the relevant issuing government.

         Risk of the Company not Exempted from Registration Requirements of the Investment Company Act of 1940. The Investment Company Act of 1940, as amended ("Investment Company Act") defines as an "investment company" companies engaged in the business of investing, reinvesting, owning, holding, or trading in securities. Unless an exclusion or safe harbor applies, a company is considered an investment company if it owns "investment securities" with a value exceeding forty percent (40%) of the value of its total assets on an unconsolidated basis, excluding government securities and cash items. One exclusion from the definition of "investment company" is provided to certain issuers of asset backed securities that comply with Rule 3a-7 of the Investment Company Act. The Company believes, based on opinion of counsel, that each Issuer formed for the issuance of securities is and will remain exempt from the registration requirements of the Investment Company Act based on Rule 3a-7 of the Investment Company Act. Registration under the Investment Company Act or a determination that an Issuer failed to register likely would have a material adverse impact on the Company or that Issuer, and distributions to holders of the Certificates of that Issuer could be seriously impaired.

         Risk of Ratings of the Certificates being Downgraded or Withdrawn. At the time of issuance, the certificates of any given series (or each class of that series) will be rated in one of the investment grade categories recognized by one or more nationally recognized rating agencies. The rating of any series or class of certificates is based primarily on the related Deposited Assets and any credit support and the relative priorities of the certificateholders of such series or class to receive collections from, and to assert claims against, the trust. A rating does not comment as to market price or suitability for a particular investor and is not a recommendation to purchase, hold or sell certificates. We cannot be certain that the rating will remain for any given period of time or that the rating will not be lowered or withdrawn entirely by the rating agency in the future. A revision or withdrawal of such rating may have an adverse effect on the market price of your certificates.

         Risk of Loss of Rights Associated with Ownership of the Certificates in Global Form and not in Definitive Physical Form. The certificates of each series (or each class of that series) will initially be represented by one or more global securities deposited with a Depositary (as defined below) and purchasers will not receive individual certificates. Consequently, unless and until individual definitive certificates of a particular series or class are issued, purchasers will not be recognized as certificateholders under the applicable trust agreement. Until such time, purchasers will only be able to exercise the rights of certificateholders indirectly through the Depositary and its respective participating organizations. The ability of any purchaser to pledge a certificate to persons or entities that do not participate in the Depositary's system, or to otherwise act with respect to a certificate, may be limited. See "Description of Certificates--Global Securities" and "Limitations on Issuance of Bearer Certificates" in this Prospectus and any further description contained in the related prospectus supplement.

         Risks Associated with Ownership of Certificates Secured by Underlying Securities Issued by Foreign Issuers. The Underlying Securities may include obligations of foreign issuers. Consequently, it may be difficult for the applicable issuing entity as a holder of the Underlying Securities to obtain or realize upon judgments in the United States against the obligor. Even if an issuer is amenable to suit in the United States, the enforceability of any judgment obtained may be limited by a lack of substantial assets that can be levied upon in the United States or the inability to obtain recognition and enforcement of the judgment in the issuer's country. Because the Underlying Securities may represent direct or indirect obligations of foreign issuers, certificateholders should consider the political, economic and other risks related to holding the obligations of a foreign issuer, which are not typically associated with an investment in securities of a domestic issuer. Such risks include:

             o   future political and economic developments,

             o   moratorium on payment or rescheduling of external debts,

             o   confiscatory taxation,

             o   imposition of any withholding tax,

             o   exchange rate fluctuations,

             o   political or social instability or diplomatic developments, and

             o   the imposition of additional governmental laws or restrictions.

         In addition, the prospectus supplement for each series of certificates will set forth information regarding additional risk factors, applicable to that series (and each class within that series).

                       WHERE YOU CAN FIND MORE INFORMATION

         The Company filed a registration statement relating to the Certificates with the Securities and Exchange Commission. This prospectus is a part of the registration statement, but the registration statement includes additional information.

         The Company will file with the SEC all required annual reports on Form 10-K, periodic reports on Form 10-D and current reports on Form 8-K. The Company does not intend to send any financial reports to Certificateholders.

         You may read and copy any reports, statements or other information the Company files at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference rooms. The Company's SEC filings are also available to the public on the SEC internet web site (http://www.sec.gov). The Company's SEC filings may be located by using the SEC Central Index Key (CIK) for [_______], [______]. For purposes of any electronic version of this prospectus, the preceding uniform resource locator, or URL, is an inactive textual reference only. The Company has taken steps to ensure that this URL was inactive at the time the electronic version of this prospectus was created.

         [Reports that are filed with the SEC by the Company pursuant to the Exchange Act may be accessed by any investor, free of charge, through an internet web site at http://[_____]. In the event this internet web site is temporarily unavailable, the Company will provide to investors electronic or paper copies of such reports free of charge upon request. For purposes of any electronic version of this prospectus, the URL in this paragraph is an inactive textual reference only. The Company has taken steps to ensure that the URL in this paragraph was inactive at the time it created any electronic version of this prospectus.]

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The Company "incorporates by reference" information it files with the SEC, which means that it can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus. Information that the Company files later with the SEC will automatically update the information in this prospectus. In all cases, you should rely on the later information over different information included in this prospectus or the related prospectus supplement. The Company incorporates by reference any future annual, monthly and special SEC reports and proxy materials filed by or on behalf of the issuing entity until the Company terminates its offering of the Certificates.

         As a recipient of this Prospectus, you may request a copy of any document we incorporate by reference, except exhibits to the documents (unless the exhibits are specifically incorporated by reference), at no cost, by writing or calling: Chad S. Parson, SOC, 270 Park Avenue, New York, New York 10017, (212) [_________].

                          REPORTS TO CERTIFICATEHOLDERS

         Unless and until definitive certificates are issued, on each Distribution Date unaudited reports containing information concerning each issuing entity will be prepared by the trustee and sent on behalf of each issuing entity only to Cede & Co., as nominee of The Depository Trust Company and as the registered holder of the certificates. See "Description of the Certificates--Global Securities" and "Description of the Trust
Agreement--Reports to Certificateholders; Notice." These reports will not constitute financial statements prepared in accordance with generally accepted accounting principles.

         For so long as the Company is subject to the reporting requirements of the Exchange Act, the Company will file distribution reports on Form 10-D in relation to each issuing entity following each distribution date for the Certificates issued by such Trust, will file an annual report of Form 10-K in relation to such Certificates, and may file additional public reports in relation to each issuing entity and the Certificates related to such issuing entity from time to time. The Prospectus Supplement for each issuing entity shall specify the name and CIK number of the Issuing Entity for purposes of obtaining reports on the EDGAR system. The public may read and copy any materials filed with the Commission at the Commission's Public Reference Room at 100 F Street, NE, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Commission maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission at http://www.sec.gov. [The Trustee [will][may] make reports available with respect to each issuing entity through its website at [______]. [Given the limited nature of reporting in relation to each Trust, reports will not be separately made available through any website of the Company [or the Trustee].]

                       STRUCTURED OBLIGATIONS CORPORATION

         Structured Obligations Corporation ("SOC") was incorporated in the State of Delaware on October 13, 1993, as a wholly-owned, limited-purpose subsidiary of J.P. Morgan Securities Holdings Inc. The principal office of SOC is located at 270 Park Avenue, New York, New York 10017.

                                 USE OF PROCEEDS

         The net proceeds to be received from the sale of each series or class of certificates will be used to purchase the related Deposited Assets and to arrange for credit support including, if specified in the related prospectus supplement, making required deposits into any reserve account or the applicable certificate account for the benefit of the certificateholders of that series or class. See "Plan of Distribution" in this Prospectus.

                             FORMATION OF THE TRUSTS

         A separate issuing entity will be created to issue each series of trust certificates. The trustee named in the applicable prospectus supplement, in its capacity as trustee, will acquire the related Deposited Assets for the benefit of the certificateholders of such series. See "Description of the Trust Agreement--Acquisition of Deposited Assets." The trustee named in the applicable prospectus supplement will hold the Deposited Assets pursuant to the terms of the trust agreement and will receive a fee for these services. The Trustee Fee shall be paid either by the Issuing Entity from the interest [and principal] payments received by the Issuing Entity with respect to the Underlying Securities or by the Depositor pursuant to a separate
agreement  with  the Depositor,   as  specified  in  the  applicable  Prospectus
Supplement. Any administrative agent named in the applicable prospectus supplement will perform the tasks as are specified in the prospectus supplement pursuant to the terms of the trust agreement and will receive a fee for these services. See "Description of the Trust Agreement--Collection and Other Administrative Procedures."

         If the Deposited Assets are acquired by the trustee from SOC, then the acquisition will be without recourse to SOC.

         The trust assets of each issuing entity will consist of:

                  o the Deposited Assets, or interests in the Deposited Assets, exclusive of any interest in such assets (the "Retained Interest") retained by SOC or any previous owner of the Deposited Assets, as from time to time are specified in the trust agreement;

                  o such assets as from time to time are identified as deposited in the related certificate account;

                  o    property,    if    any,    acquired     on    behalf   of
                       certificateholders   by   foreclosure    or  repossession
                       and any revenues received on the property; and

                  o those elements of credit support, if any, provided with respect to any class within such series that are specified as being part of the related issuing entity in the applicable prospectus supplement, as described in the applicable prospectus supplement and under "Description of Deposited Assets and Credit Support---Credit Support".

                        MATURITY AND YIELD CONSIDERATIONS

         Each prospectus supplement will contain any applicable information with respect to the type and maturities of the related Underlying Securities and the terms, if any, upon which the Underlying Securities or the related series of certificates may be subject to early redemption (either by the applicable obligor or by a third-party call option), repayment (at the option of the holders of the Underlying Securities) or extension of maturity. The provisions of the Underlying Securities with respect to redemption, repayment or extension of maturity will in the applicable prospectus supplement, affect the weighted average life of the related series of certificates.

         The effective yield to holders of the certificates of any series (and class within that series) may be affected by aspects of the Deposited Assets or any credit support or the manner and priorities of allocations of collections with respect to the Deposited Assets between the classes of a given series. With respect to any series of certificates the Underlying Securities of which consist of one or more redeemable securities, "extendable securities" (i.e. fixed income securities which have a maturity date that may be extended to a later date by the issuer of the security, such extendable security will set forth the maximum
length      of       extension)         or      securities    subject   to     a
third-party call option, the yield to maturity of such series (or class within such series) may be affected by any optional or mandatory redemption or repayment or extension of the related Underlying Securities prior to the stated maturity of the Underlying Securities. A variety of tax, accounting, economic, and other factors will influence whether an issuer exercises any right of redemption in respect of its securities. The rate of redemption may also be influenced by prepayments on the obligations a government sponsored entity issuer holds for its own account. All else remaining equal, if prevailing interest rates fall significantly below the interest rates on the related Underlying Securities, the likelihood of redemption would be expected to increase. There can be no certainty as to whether any Underlying Security redeemable at the option of its issuer will be repaid prior to its stated maturity.

         Underlying Securities may be subject to acceleration upon the occurrence of specified Underlying Security Events of Default (as defined below). The maturity and yield on the certificates will be affected by any early repayment of the Underlying Securities as a result of an acceleration. See "Description of the Deposited Assets--Underlying Securities Indenture." If an issuer of Underlying Securities becomes subject to a bankruptcy proceeding, the timing and amount of payments with respect to both interest and principal may be materially and adversely affected. A variety of factors influence the ability of an issuer of Underlying Securities to satisfy its obligations under the Underlying Securities, including the issuer's operating and financial condition, leverage, and social, geographic, legal and economic factors. In addition, if the Underlying Securities are issued by a foreign government and the foreign government issuer or guarantor repudiates or places any limitation or moratorium on the payment of external indebtedness or imposes any confiscatory or withholding tax, the timing and amount of payments on the certificates may be materially and adversely affected. A variety of factors could influence a foreign government's willingness or ability to satisfy its obligations under the related Underlying Securities. We cannot predict the probability of a moratorium or other action affecting any Underlying Security.

         The extent to which the yield to maturity of such certificates may vary from the anticipated yield due to the rate and timing of payments on the Deposited Assets will depend upon the degree to which they are purchased at a discount or premium and the degree to which the timing of payments on the certificates is sensitive to the rate and timing of payments on the Deposited Assets.

         The yield to maturity of any series (or class) of certificates will also be affected by variations in the interest rates applicable to, and the corresponding payments in respect of, such certificates, to the extent that the Pass-Through Rate (as defined below) for such series (or class) is based on variable or adjustable interest rates. With respect to any series of certificates representing an interest in a pool of securities, disproportionate principal payments (whether resulting from differences in amortization schedules, payments due on scheduled maturity or upon early redemption) on the related Underlying Securities having interest rates higher or lower than the then applicable Pass-Through Rates applicable to such certificates may affect the yield on the certificates.

         A variety of economic, social, political, tax, accounting and other factors may affect the degree to which any of the Underlying Securities are redeemed or called (whether by the applicable obligor or by a third-party call option) or the maturity of such Underlying Securities is extended, as specified in the related prospectus supplement. There can be no assurance as to the rate or likelihood of redemption, third-party call or extension of maturity of any Underlying

Securities and, therefore, the likelihood of redemption or repayment of the related series of certificates. The applicable prospectus supplement will, to the extent available, provide further information with respect to any such experience applicable to the related Underlying Securities. In addition, the prospectus supplement for each series of certificates will set forth additional information regarding yield and maturity considerations applicable to such series (and each class within that series) and the related Deposited Assets, including the applicable Underlying Securities.

                         DESCRIPTION OF THE CERTIFICATES

General

         SOC will arrange for the offering of the certificates by each trust, and will either sell the trust assets to the issuing entity or will arrange for the issuing entity to acquire the trust assets directly. As to each series of certificates, only those classes rated in one of the investment grade rating categories by a rating agency will be offered by this Prospectus.

         An issuing entity may be the beneficiary of a guarantee, letter of credit or other instrument that is intended to protect the holders of certificates from some or all of any losses that may be experienced on the Underlying Securities. An issuing entity may also enter into swaps, options or other derivatives that result in the issuing entity paying or receiving a fixed or floating interest rate, payments linked to changes in the value of different types of securities, or other payments. SOC will arrange for the issuing entity to enter into any of these contractual arrangements.

         The certificates are not debt instruments. The issuing entity will pass through to the holder of a certificate whatever portion of proceeds of the Deposited Assets, including any credit support, that the holder is entitled to receive under his or her certificate. If losses are experienced on the Deposited Assets - for example, if the issuer of an Underlying Security does not pay what it owes to the trust, or a provider of contractual credit support does not make any payment it is required to make - then the issuing entity will not be able to pass through the relevant payments to the holders.

         Because the certificates represent equity ownership interests in the trust, and not debt instruments that are obligations of the trust, they technically do not have a principal amount or bear interest. However, because the distributions on the certificates primarily represent distributions of principal and interest on trust assets that are debt instruments, for convenience, this Prospectus and the related prospectus supplement will refer to distributions that represent a return of a certificateholder's initial investment as "principal," and will refer to distributions that represent the yield on a certificateholder's investment as "interest," in accordance with customary market practice.

         Each series (or, if more than one class exists, the classes within that series) of certificates will be issued pursuant to the terms of a trust agreement and a separate series supplement, which supplements such trust agreement, among SOC, the administrative agent, if any, and the trustee named in the related prospectus supplement, forms of which trust agreement and series supplement are included as an exhibit to the registration statement of which this Prospectus is a part. The provisions of the trust agreement (as so supplemented with respect to a particular series of certificates) may vary depending upon the nature of the certificates to be issued under the trust agreement and the nature of the Deposited Assets and any credit support.

         The following summaries describe certain provisions of the trust agreement that may be applicable to each series of certificates. The applicable prospectus supplement for a series of certificates will describe any provision of the trust agreement that materially differs from the description of the trust agreement contained in this Prospectus. The following summaries are not complete and are subject to the detailed provisions of the form of trust agreement for a full description of such provisions, including the definition of certain terms used, and for other information regarding the certificates. As used in this Prospectus with respect to any series, the term "certificate" refers to all the certificates of that series, whether or not we are offering those certificates, unless the context otherwise requires.

         A copy of the applicable series supplement to the trust agreement relating to each series of certificates issued from time to time will be filed with the SEC by SOC as an exhibit to a Current Report on Form 8-K following the issuance of the series.

         There is no limit on the  amount  of  certificates  that may be  issued
under  the  trust   agreement,   and  the  trust  agreement  will  provide  that
certificates of the applicable series may be issued in multiple classes. The series (or classes within that series) of certificates to be issued under the trust agreement will represent beneficial ownership interests in the issuing entity for the series created by the terms of the trust agreement and each class will be allocated certain relative priorities to receive specified collections from, and a certain percentage ownership interest of the assets deposited in, such trust, all as identified and described in the applicable prospectus supplement. See "Description of Deposited Assets and Credit Support--Collections."

         Registered certificates may be transferred or exchanged for like certificates of the same series and class at the corporate trust office or agency of the applicable trustee in the City and State of New York, subject to the limitations provided in the trust agreement, without the payment of any service charge, other than any tax or governmental charge payable in connection the transfer. Bearer certificates will be transferable by delivery. Provisions with respect to the exchange of bearer certificates will be described in the applicable prospectus supplement. Registered certificates may not be exchanged for bearer certificates. SOC may at any time purchase certificates at any price in the open market or otherwise. Certificates so purchased by SOC may, at the discretion of SOC, be held or resold or surrendered to the trustee for cancellation of such certificates.

Distributions

         Distributions allocable to principal, premium (if any) and interest on the certificates of each series (and class within that series) will be made in the Specified Currency for those certificates by or on behalf of the trustee on each Distribution Date as specified in the related prospectus supplement and the amount of each distribution will be determined as of the close of business on the date specified in the related prospectus supplement (the "Determination Date"). If distributions on a series of on certificates are to be made in a Specified Currency other than U.S. dollars, additional provisions concerning these distributions will be provided in the applicable prospectus supplement.

         Distributions with respect to certificates will be made (in the case of registered certificates) at the corporate trust office or agency of the trustee specified in the applicable prospectus supplement in The City of New York or (in the case of bearer certificates) at the principal London office of the applicable Trustee or its designee; provided, however, that any such amounts distributable on the final Distribution Date of a certificate will be distributed only upon surrender of such certificate at the applicable location set forth above. No distribution on a bearer certificate will be made by mail to an address in the United States or by wire transfer to an account maintained by the holder of the bearer certificate in the United States.

         Distributions on registered certificates in U.S. dollars will be made, except as provided below, by check mailed to the registered certificateholders of such certificates (which, in the case of global securities, will be a nominee of the Depositary); provided, however, that, in the case of a series or class of registered certificates issued between a Record Date and the related Distribution Date, interest for the period beginning on the issue date for such series or class and ending on the last day of the interest accrual period ending immediately prior to or coincident with such Distribution Date will be distributed on the next succeeding Distribution Date to the registered certificateholders of the registered certificates of such series or class on the related Record Date. A certificateholder of $10,000,000 or more in aggregate principal amount of registered certificates of a given series shall be entitled to receive such U.S. dollar distributions by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the trustee for such series not later than fifteen calendar days prior to the applicable Distribution Date.

         "Business Day" with respect to any certificate means any day, other than a Saturday or Sunday, that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York or (b) if the Specified Currency for such certificate is other than U.S. dollars, the financial center of the country issuing such Specified Currency and (ii) if the Pass-Through Rate for such certificate is based on LIBOR, a London Banking Day. "London Banking Day" with respect to any certificate means any day on which dealings in deposits in the Specified Currency of such certificate are transacted in the London interbank market. The Record Date with respect to any Distribution Date for a series or class of registered certificates shall be specified as such in the applicable prospectus supplement.

Interest on the Certificates

         General. Each class of certificates (other than certain classes of Strip Certificates) of a given series may have a different Pass-Through Rate, which may be a Fixed or Variable Pass-Through Rate, as described below. In the case of Strip Certificates with no or, in certain cases, a nominal Stated Amount, such distributions of interest will be in an amount (as to any Distribution Date, "Stripped Interest") described in the related prospectus supplement. For purposes of this Prospectus, "Notional Amount" means the notional principal amount specified in the applicable prospectus supplement on which interest on Strip Certificates with no or, in certain cases, a nominal Stated Amount will be made on each Distribution Date. Reference to the Notional Amount of a class of Strip Certificates in this Prospectus or in a prospectus supplement does not indicate that such certificates represent the right to receive any distribution in respect of principal in such amount, but rather the term "Notional Amount" is used solely as a basis for calculating the amount of required distributions and, in certain cases, determining certain relative voting rights, all as specified in the related prospectus supplement.

         Fixed Rate Certificates. Each series (or, if more than one class exists, each class within that series) of certificates with a Fixed Pass-Through Rate ("Fixed Rate Certificates") will bear interest, on the outstanding Stated Amount (as defined below) (or Notional Amount, if applicable), from its Original Issue Date, or from the last date to which interest has been paid, at the Fixed Pass-Through Rate set forth on the face of the Fixed Rate Certificate and in the applicable prospectus supplement until the principal amount of the certificate is distributed or made available for repayment (or in the case of Fixed Rate Certificates with no or a nominal principal amount, until the Notional Amount of the Fixed Rate Certificate is reduced to zero), except that, if so specified in the applicable prospectus supplement, the Pass-Through Rate for such series or any such class or classes may be subject to adjustment from time to time in response to designated changes in the rating assigned to such certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such prospectus supplement. Interest on each series or class of Fixed Rate Certificates will be distributable in arrears on each Distribution Date specified in such prospectus supplement. Each such distribution of interest shall include interest accrued through the day specified in the applicable prospectus supplement. Interest on Fixed Rate Certificates will be computed on the basis of a 360-day year of twelve 30-day months.

         Floating Rate Certificates. Each series (or, if more than one class exists, each class within that series) of certificates with a Variable Pass-Through Rate ("Floating Rate Certificates") will bear interest, on the outstanding Stated Amount (or Notional Amount, if applicable), from its Original Issue Date to the first Interest Reset Date (as defined below) for such series or class at the initial Pass-Through Rate set forth on the face of the Floating Rate Certificate and in the applicable prospectus supplement ("Initial Pass-Through Rate"). Thereafter, the Pass-Through Rate on such series or class for each Interest Reset Period (as defined below) will be determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) that may be specified in the applicable prospectus supplement as being applicable to such series or class, and the "Spread Multiplier" is the percentage that may be specified in the applicable prospectus supplement as being applicable to such series or class, except that if so specified in the applicable prospectus supplement, the Spread or Spread Multiplier on such series or any such class or classes of Floating Rate Certificates may be subject to adjustment from time to time in response to designated changes in the rating assigned to such certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such prospectus supplement. The applicable prospectus supplement will designate one of the following Base Rates as applicable to a Floating Rate Certificate, and will set forth additional information concerning that Base Rate:

                  o    LIBOR (a "LIBOR Certificate"),

                  o    the Commercial  Paper  Rate  (a "Commercial  Paper   Rate
                       Certificate"),

                  o    the Treasury Rate (a "Treasury Rate Certificate"),

                  o    the   Federal   Funds   Rate  (a "Federal   Funds    Rate
                       Certificate"),

                  o    the CD Rate (a "CD Rate Certificate") or

                  o such other Base Rate (which may be based on, among other things, one or more market indices or the interest and/or other payments (whether scheduled or otherwise) paid, accrued or available with respect to a designated asset, pool of assets or type of asset) as is set forth in the related prospectus supplement and in such certificate.

         As specified in the applicable prospectus supplement, Floating Rate Certificates of a given series or class may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest accrual period specified in the applicable prospectus supplement ("Maximum Pass-Through Rate") and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any such interest accrual period ("Minimum Pass-Through Rate"). In addition to any Maximum Pass-Through Rate that may be applicable to any series or class of Floating Rate Certificates, the Pass-Through Rate applicable to any series or class of Floating Rate Certificates will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

         SOC will appoint, and enter into agreements with, agents, including J.P. Morgan Securities, Inc. (each, a "Calculation Agent") to calculate Pass-Through Rates on each series or class of Floating Rate Certificates. The applicable prospectus supplement will set forth the identity of the Calculation Agent for each series or class of Floating Rate Certificates. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Certificates of a given series or class.

         The Pass-Through Rate on each class of Floating Rate Certificates will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" for that class, and the first day of each Interest Reset Period being an "Interest Reset Date"), as specified in the applicable prospectus supplement. Interest Reset Dates with respect to each series, and any class within that series of Floating Rate Certificates, will be specified in the applicable prospectus supplement. If an Interest Reset Date for any class of Floating Rate Certificates would otherwise be a day that is not a Business Day, such Interest Reset Date will occur on a prior or succeeding Business Day, as specified in the applicable prospectus supplement.

         Interest payable in respect of Floating Rate Certificates shall be the accrued interest from and including the Original Issue Date of such series or class or the last Interest Reset Date to which interest has accrued and been distributed, as the case may be, to but excluding the immediately following Distribution Date.

         With respect to a Floating Rate Certificate, accrued interest shall be calculated by multiplying the Stated Amount of such certificate (or, in the case of a Strip Certificate with no or a nominal Stated Amount, the Notional Amount specified in the applicable prospectus supplement) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed by dividing the Pass-Through Rate in effect on such day by 360 in the case of LIBOR Certificates, Commercial Paper Rate Certificates, Federal Funds Rate Certificates and CD Rate Certificates or by the actual number of days in the year, in the case of Treasury Rate Certificates. For purposes of making the foregoing calculation, the variable Pass-Through Rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

         All percentages resulting from any calculation of the Pass-Through Rate on a Floating Rate Certificate will be rounded, if necessary, to the nearest 1/100 of 1% (.001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from this calculation on Floating Rate Certificates will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

         Interest on any series (or class within that series) of Floating Rate Certificates will be distributable on the Distribution Dates and for the interest accrual periods as and to the extent set forth in the applicable prospectus supplement.

Principal of the Certificates

         Each certificate (other than certain classes of Strip Certificates) will have a "Stated Amount" which, at any time, will equal the maximum amount that the holder of the certificate will be entitled to receive in respect of principal out of the future cash flow on the Deposited Assets and other assets included in the related trust. Distributions generally will be applied to undistributed accrued interest on, then to principal of, and then to premium (if any) on, each such certificate of the class or classes entitled to interest (in the manner and priority specified in such prospectus supplement) until the aggregate Stated Amount of such class or classes has been reduced to zero. The outstanding Stated Amount of a certificate will be reduced to the extent of distributions of principal on the certificate, and, if applicable by the terms of the related series, by the amount of any net losses realized on any Deposited Asset ("Realized Losses") allocated to the certificate. The initial aggregate Stated Amount of all classes of certificates of a series will equal the outstanding aggregate principal balance of the related Deposited Assets as of the applicable Cut-off Date. The initial aggregate Stated Amount of a series and each class of the series will be specified in the related prospectus supplement. Distributions of principal of any class of certificates will be made on a pro rata basis among all the certificates of such class. Strip Certificates with no Stated Amount will not receive distributions of principal.

Foreign Currency Certificates

         If the  Specified  Currency  of any  certificate  is not  U.S.  dollars
("Foreign Currency Certificates"), certain provisions with respect to the certificate will be set forth in the related prospectus supplement which will specify the denominations, the currency or currencies in which the principal and interest with respect to such certificate are to be paid and any other terms and conditions relating to the non-U.S. dollar denominations or otherwise applicable to the certificates.

Dual Currency Certificates

         Certificates may be issued as dual currency certificates ("Dual Currency Certificates"), in which case payments of principal and/or interest in respect of Dual Currency Certificates will be made in such currencies, and rates of exchange will be calculated upon such bases, as indicated in the certificates and described in the related prospectus supplement. Other material terms and conditions relating to Dual Currency Certificates will be set forth in the certificates and the related prospectus supplement.

Optional Exchange

         If a holder may exchange certificates of any given series for a pro rata portion of the Deposited Assets (an "Exchangeable Series"), the terms upon which a holder may exchange certificates of any Exchangeable Series for a pro rata portion of the Deposited Assets of the related issuing entity will be specified in the related prospectus supplement and the related trust agreement.

Default on Underlying Securities and Remedies

         If so provided in the related prospectus supplement, if there is a payment default on or acceleration of amounts due on the Underlying Securities, or an issuer of Concentrated Underlying Securities ceases to file periodic reports under the Exchange Act, then the trustee (i) will sell all of the Underlying Securities and a pro rata portion of the other Deposited Assets and distribute the proceeds from the sale to the certificateholders in accordance with the provisions set forth in the related prospectus supplement (any sale may result in a loss to the certificateholders of the relevant series if the sale price is less than the purchase price for such Underlying Securities), or (ii) will distribute the Underlying Securities and a pro rata portion of the other Deposited Assets in kind to the certificateholders in accordance with the provisions set forth in the related prospectus supplement. The choice of remedies will be set forth for a given series in the applicable prospectus supplement. Further, the prospectus supplement will provide that the proceeds from the sale of the Underlying Assets or Deposited Assets be used to pay any costs incurred in the liquidation, to repay amounts owed to the Advance Agent and the Trustee and to pay any other expenses of the issuing entity prior to making any distributions to certificateholders. If the Underlying Assets or Deposited Assets are distributed in kind to certificateholders, then Underlying Assets or Deposited Assets will be distributed (or sold and the proceeds distributed) to pay the costs of the distribution, to repay amounts owed to the Advance Agent and the Trustee and to pay other creditors of the issuing entity prior to making any distributions to certificateholders.

Call Right

         SOC, one or more of its affiliates or an unrelated third party investor may hold the right to purchase all or some of the certificates of a given series or class from the holders thereof (the "Call on Certificates") or all or some of the Underlying Securities related to a given series of certificates from the issuing entity (the "Call on Underlying Securities" and, together with the Call on Certificates, the "Call Right"). The terms upon which any such specified person or entity may exercise a Call Right, including the exercise dates and the exercise price, will be specified in the applicable prospectus supplement.

Global Securities

         All certificates of a given series (or, if more than one class exists, any given class within that series) will, upon issuance, be represented by one or more global securities. The global securities will be deposited with, or on behalf of, The Depository Trust Company, New York, New York (for registered certificates denominated and payable in U.S. dollars), or such other depositary identified in the related prospectus supplement (the "Depositary"), and registered in the name of a nominee of the Depositary. Global securities may be issued in either registered or bearer form and in either temporary or permanent form. See "Limitations on Issuance of Bearer Certificates" for provisions applicable to certificates issued in bearer form. Unless and until it is exchanged in whole or in part for individual certificates (each a "definitive certificate"), a global security may not be transferred except as a whole by the Depositary for such global security to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor of such Depositary or a nominee of such successor.

         The Depository Trust Company has advised SOC as follows: The Depository Trust Company is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered under the provisions of Section 17A of the Exchange Act. The Depository Trust Company was created to hold securities of its participating organizations and to facilitate the clearance and settlement of securities transactions among the institutions that have accounts with the Depositary ("participants") in such securities through electronic book-entry changes in the accounts of the Depositary participants, thereby eliminating the need for physical movement of securities certificates. The Depositary's participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own the Depositary. Access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The Depository Trust Company has confirmed to SOC that it intends to follow such procedures.

         Upon the issuance of a global security, the Depositary for the global security will credit, on its book-entry registration and transfer system, the respective principal amounts or notional amounts, if applicable, of the individual certificates represented by such global security to the accounts of its participants. The accounts to be credited shall be designated by the underwriters of such certificates, or, if such certificates are offered and sold directly through one or more agents, by SOC or such agent or agents. Ownership of beneficial interests in a Global Security will be limited to participants or persons that may hold beneficial interests through participants. Ownership of beneficial interests in a global security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depositary for such global security or by participants or persons that hold through participants. The laws of some states require that certain purchasers of securities take physical delivery of such securities. Such limits and such laws may limit the market for beneficial interests in a global security.

         So long as the Depositary for a global security, or its nominee, is the owner of the global security, the Depositary or the nominee, as the case may be, will be considered the sole certificateholder of the individual certificates represented by such global security for all purposes under the trust agreement governing the certificates. Except as set forth below, owners of beneficial interests in a global security will not be entitled to have any of the individual certificates represented by the global security registered in their names, will not receive or be entitled to receive physical delivery of any certificates and will not be considered the certificateholder of the global security under the trust agreement governing the certificates. Because the Depositary can only act on behalf of its participants, the ability of a holder of any certificate to pledge that certificate to persons or entities that do not participate in the Depositary's system, or to otherwise act with respect to the certificate, may be limited due to the lack of a physical certificate for the certificate.

         Subject to the restrictions discussed under "Limitations on Issuance of Bearer Certificates" below, distributions of principal of (and premium, if any) and any interest on individual certificates represented by a global security will be made to the Depositary or its nominee, as the case may be, as the certificateholder of the global security. None of SOC, the administrative agent, if any, the trustee for the certificates, any underwriters or agents, any paying agent or the certificate registrar for the certificates will have responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in a global security or for maintaining, supervising or reviewing any records relating to such beneficial interests.

         SOC expects that the Depositary for certificates of a given class and series, upon receipt of any distribution of principal, premium or interest in respect of a definitive global security representing any certificates, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of the global security as shown on the records of such Depositary. SOC also expects that payments by participants to owners of beneficial interests in a global security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants. Receipt by owners of beneficial interests in a temporary global security of payments of principal, premium or interest in respect of the global security will be subject to the restrictions discussed below under "Limitations on Issuance of Bearer Certificates" below.

         If the Depositary for certificates of a given class of any series is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by SOC within ninety days, SOC will issue individual definitive certificates in exchange for the global security or securities representing such certificates. In addition, SOC may at any time and in its sole discretion determine not to have any certificates of a given class represented by one or more global securities and, in such event, will issue individual definitive certificates of such class in exchange for the global security or securities representing such certificates. Further, if SOC so specifies with respect to the certificates of a given class, an owner of a beneficial interest in a global security representing certificates of such class may, on terms acceptable to SOC and the Depositary of the global security, receive individual definitive certificates in exchange for such beneficial interest. In any such instance, an owner of a beneficial interest in a global security will be entitled to physical delivery of individual definitive certificates of the class represented by the global security equal in principal amount or notional amount, if applicable, to such beneficial interest and to have definitive certificates registered in its name (if the certificates of such class are issuable as registered certificates). Individual definitive certificates of such class so issued will be issued:

              as registered certificates in denominations set forth in the related prospectus supplement,

              as bearer certificates in the denomination or denominations specified by SOC or as specified in the related prospectus supplement if the certificates of such class are issuable as bearer certificates, or as either registered or bearer certificates, if the certificates of such class are issuable in either form.

         See, however, "Limitations on Issuance of Bearer Certificates" below for a description of certain restrictions on the issuance of individual bearer certificates in exchange for beneficial interests in a global security.

         The applicable prospectus supplement will set forth any specific terms of the depositary arrangement with respect to any class or series of certificates being offered by the applicable prospectus supplement to the extent not set forth or different from the description set forth above.

Redemption of [Class [__]] Certificates Upon Exercise of a Call Warrant

         The Issuing Entity has issued Call Warrants which entitle the holder of the Call Warrants to purchase the Underlying Securities [on or after] [describe exercise provisions]. If the Call Warrants are exercised, then the [Class [__]] Certificates will be redeemed at a price equal to [the principal amount of] the Certificates redeemed plus accrued distributions to the date of redemption. [Describe partial exercise and redemption of applicable.]]

[Tender Right]

         Upon [__] Business Days prior notice, Certificateholders may tender their Certificates to [__], the liquidity provider, for a price equal to the [Notional Amount] [Certificate Principal Balance] of the Certificates tendered plus accrued distributions thereon to the date of tender. The right of Certificateholders to tender their Certificates will terminate immediately without prior notice upon the occurrence of [describe termination events].

[Optional Exchange]

         [The certificates are an Exchangeable Series, thus a holder may exchange its certificates for a pro rata portion of the Deposited Assets. The right of exchange shall be exercisable only to the extent that such exchange would not be inconsistent with SOC's and such trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940, and all applicable rules, regulations and interpretations. Such terms include, but are not limited to, the following:

                  o    a requirement that  the  exchanging   holder  tender  its
                       certificates to the Trustee;

                  o    a minimum   [Stated  Amount]   [Notional   Amount],  with
                       respect to each certificate  being tendered for exchange;

                  o a requirement that the [Stated Amount] [Notional Amount] of each certificate tendered for exchange be an integral
                       multiple of $[            ];

                  o    certificateholders  may  effect such an exchange only  on
                       [  ]  (each,   an   "Optional   Exchange Date");

                  o [a limitation on the right of an exchanging holder to receive any benefit upon exchange from [credit support or other non-Underlying Securities deposited in the Trust]]; and

                  o [an adjustment to the value of the proceeds of any exchange based upon the prepayment of future expense allocations and the establishment of the reserve for anticipated Extraordinary Trust Expenses].

         [In order for a certificate to be exchanged by the applicable certificateholder, the Trustee must receive, at least 30 (or such shorter period acceptable to the trustee) but not more than 45 days prior to an Optional Exchange Date (i) such certificate with the form entitled "Option to Elect Exchange" on the reverse of the certificate duly completed, or (ii) in the case of registered certificates, a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., the Depositary (in accordance with its normal procedures) or a commercial bank or trust company in the United States setting forth the name of the holder of such registered certificate, the [Stated Amount] [Notional Amount] of the registered certificate to be exchanged, the certificate number or a description of the tenor and terms of the registration certificate, a statement that the option to elect exchange is being exercised and a guarantee that the registered certificate to be exchanged with the form entitled "Option to Elect Exchange" on the reverse of the registered certificate duly completed will be received by such trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, then such registered certificate and form duly completed must be received by the Trustee by such fifth Business Day. Any tender of a certificate by the holder for exchange shall be irrevocable. The exchange option may be exercised by the holder of a certificate for less than the entire Stated Amount of such certificate provided that the Stated Amount or Notional Amount, as applicable, of such certificate remaining outstanding after redemption is an authorized denomination and all other exchange requirements set forth in the related prospectus supplement are satisfied. Upon such partial exchange, such certificate shall be cancelled and a new certificate or certificates for the remaining Stated Amount of the certificate shall be issued (which, in the case of any registered certificate, shall be in the name of the holder of such exchanged certificate).]

         [Until  definitive  certificates  are issued each  certificate  will be represented by a global security, the Depositary's nominee will be the certificateholder of such certificate and therefore will be the only entity that can exercise a right of exchange. In order to ensure that the Depositary's nominee will timely exercise a right of exchange with respect to a particular certificate, the beneficial owner of such certificate must instruct the broker or other direct or indirect participant through which it holds an interest in such certificate to notify the Depositary of its desire to exercise a right of exchange. Different firms have different cut-off times for accepting instructions from their customers and, accordingly, each beneficial owner should consult the broker or other direct or indirect participant through which it holds an interest in a certificate in order to ascertain the cut-off time by which such an instruction must be given in order for timely notice to be delivered to the Depositary.]

         [Upon the satisfaction of the foregoing conditions, certificateholders will be entitled to receive a distribution of a pro rata share of the Deposited Assets related to the certificate being exchanged or certificateholders, upon satisfaction of such conditions, may direct the related trustee to sell, on behalf of such certificateholders, such pro rata share of the Deposited Assets. In such event the certificateholder will be entitled to receive the net proceeds of such sale, less any costs and expenses incurred by the related trustee in facilitating the sale, subject to adjustments.]

               DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT

General

         Each certificate of each series (or if more than one class exists, each class within that series) will represent an ownership interest specified for that series (or class) of certificates in a designated security ( i.e. certain assets of the issuing entity which may be beneficially owned solely by or deposited solely for the benefit of one class or a group of classes, and with respect to which other classes will not possess any beneficial ownership interest in, or be cross-collateralized by such "designated securities") or a pool of securities (the "Underlying Securities") that are purchased by, or otherwise deposited with, the issuing entity as described in the applicable prospectus supplement. The Underlying Securities will represent one or more of the following:

                  o debt or asset-backed securities or a pool of debt or asset-backed securities issued by one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities) organized under the laws of the United States or any state, the District of Columbia or the Commonwealth of Puerto Rico, which in each case are subject to the informational requirements of the Exchange Act and which, in accordance with the Exchange Act, file reports and other
                       information  with  the SEC or  (for  certain   depository
                       institutions) with a federal bank or thrift regulatory agency (unless in the case of a security guaranteed by a parent company, the parent guarantor files such reports) ("Domestic Corporate Securities") and, if these securities are Concentrated Underlying Securities, that SOC reasonably believes (based on publicly available information) meet the market capitalization and other requirements for a primary offering of common stock on Form S-3 at the time of offering of the trust certificates (or, in the case of a guaranteed security, SOC reasonably believes the parent
                       guarantor   meets  these requirements);

                  o preferred securities issued by one or more trusts or other special purpose entities that hold obligations of issuers that are subject, or are wholly-owned subsidiaries of companies that are subject (in which case such parent companies have fully and unconditionally guaranteed such obligations on a subordinate or non-subordinate basis), to the informational requirements of the Exchange Act and which, in accordance with the Exchange Act, file reports and other information with the SEC ("Trust Preferred Securities") and, if these securities are Concentrated Underlying Securities, that SOC reasonably believes (based on publicly available information) are eligible for a primary offering of common stock on Form S-3 or
                       Form   F-3  at  the  time  of  offering  of   the   trust
                       certificates;

                  o asset-backed securities issued by one or more trusts or other special purpose entities (having outstanding at least $75,000,000 in securities held by non-affiliates) which (unless the depositor is a GSE described below) are subject at the time of issuance of the asset-backed securities to the informational requirements of the Exchange Act and which, in accordance with the

                       Exchange Act, file reports and other information with the SEC ("Asset-Backed Securities" and, together with Corporate Securities (as defined below) and Trust Preferred Securities, "Private Sector Securities");

                  o obligations issued or guaranteed by the United States of America or any agency of the United States of America for the payment of which the full faith and credit of the United States of America is pledged ("Treasury Securities");

                  o    obligations  issued  by  one  or  more  U.S.   government
                       sponsored   entities  ("GSEs")   described   below  under
                       "Underlying Securities-Government Securities-GSEs";

                  o    Government Trust Certificates  ("GTCs" and, together with
                       Treasury  Securities  and  GSEs,   "Domestic   Government
                       Securities") described below;

                  o obligations issued or guaranteed by a foreign government or any political subdivision or agency or instrumentality thereof ("Foreign Government Securities" and, together with Domestic Government Securities, "Government Securities"); or

                  o    debt securities or a pool of debt  securities  issued  by
                       one or more foreign private issuers (as such term is defined in rule 405 under the Securities Act) subject to the informational requirements of the Exchange Act and which, in accordance with the Exchange Act, file reports and other information with the SEC (unless in the case of a security guaranteed by a parent company, the parent guarantor files such reports) ("Foreign Private
                       Securities" and, together with Domestic Corporate Securities, "Corporate Securities") and, if these securities are Concentrated Underlying Securities, that SOC reasonably believes (based on publicly available information) are eligible for a primary offering of common stock on Form F-3 at the time of offering of the trust certificates (or, in the case of a guaranteed security, SOC reasonably believes the parent guarantor meets these requirements).

         Notwithstanding any requirement stated or incorporated in this Prospectus relating to reporting under the Exchange Act, it should be noted that the issuers of the Underlying Securities will not be participating in any offering of trust certificates and that neither SOC, nor any underwriters or agents with respect to the trust certificates, will perform the analysis and review of such issuers that an underwriter of the Underlying Securities would customarily perform.

         This Prospectus relates only to the certificates offered by this Prospectus and does not relate to the Underlying Securities. The following description of the Underlying Securities is intended only to summarize certain characteristics of the Underlying Securities SOC is permitted to deposit in an issuing entity and is not a complete description of any prospectus relating to any Underlying Security, and, if applicable, any Underlying Securities Indenture (as defined below) and as qualified by the applicable prospectus supplement, prospectus relating to any Underlying Security, if any, and to the extent applicable, the statement of terms or similar document with respect to any Underlying Security, and if applicable, the Underlying Securities Indenture.

         If the offering of the Underlying Securities is not registered as a primary offering of the Underlying Securities which meets all of the conditions set forth in paragraph (b) of Rule 190 under the Securities Act, all of the following conditions will be met: (i) neither the Underlying Securities Issuer nor any of its affiliates will have a direct or indirect agreement, arrangement, relationship or understanding, written or otherwise, relating to the Underlying Securities and certificates, (ii) neither the Underlying Securities Issuer nor any of its affiliates will be an affiliate of the Depositor or the Trust, and
(iii) the Depositor would be free to publicly resell the Underlying Securities without registration under the Securities Act.

         [Add disclosure relating to foreign private issuers as required by 1100
         (e) of Reg. AB.]

Underlying Securities

Private Sector Securities

         Private Sector Securities will be either:

                  o    Corporate Securities,

                  o    Trust Preferred Securities, or

                  o    Asset-Backed Securities.

         Corporate Securities. Corporate Securities may consist of senior or subordinated debt obligations issued by domestic or foreign issuers, as described above. With respect to senior or subordinated debt obligations, the related prospectus supplement will specify whether each Corporate Security will have been issued pursuant to an indenture between the issuer of the Underlying Securities and a trustee. If so specified in the related prospectus supplement, the indenture, if any, and the trustee, if any, will be qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the indenture will contain certain provisions required by the Trust Indenture Act.

         Trust Preferred Securities. As specified in the related prospectus supplement, an issuing entity may include Trust Preferred Securities. Trust Preferred Securities are preferred equity securities issued by a trust, such as a Delaware statutory business trust, established for the purpose of issuing common and preferred equity securities and investing the proceeds in certain subordinated debt obligations. Trust Preferred Securities generally have economic characteristics that mirror those of the subordinated debt obligations that are the trusts' principal assets. Specifically, the Trust Preferred
Securities generally have a liquidation preference equal to the principal balance of the subordinated debt obligations and are subject to mandatory redemption on the maturity date of the subordinated debt obligations, or such earlier date as the issuer optionally prepays the subordinated debt. The Trust Preferred Securities generally pay distributions at a rate approximately equal to the interest rate on the subordinated debt obligations, and these and interest payments generally are due on or about the same date.

         The trusts that issue Trust Preferred Securities generally have no assets other than the subordinated debt obligations issued by the trusts' affiliates. Such subordinated debt obligations are subordinated to all other unsubordinated debt of the affiliates, including debt issued subsequent to issuance of the subordinated debt obligations.

         Asset-Backed Securities. As specified in the related prospectus supplement, an issuing entity may include one or more Asset-Backed Securities. Asset-Backed Securities may be asset-backed notes or pass-through certificates, in each case issued by a trust or other special-purpose entity. Asset-backed notes are secured by, and pass-through certificates represent an interest in, a fixed or revolving pool of financial assets. Such financial assets may consist of secured or unsecured consumer or other receivables, such as automobile loans or contracts, automobile leases, credit card receivables, home equity or other mortgage loans, trade receivables, floor plan (inventory) loans, automobile leases and equipment leases. Asset-backed notes generally are issued pursuant to indentures and pass-through certificates generally are issued pursuant to pooling and servicing agreements. A separate servicing agreement typically is executed in connection with asset-backed notes (such servicing agreements, indentures and pooling and servicing agreements, the "Asset-Backed Agreements").

         The Asset-Backed Agreements provide for the appointment of a trustee and the segregation of the transferred pool of assets from the other assets of the transferor. Such segregation generally is only required to the extent necessary to perfect the interest of the trustee in the assets against claims of unsecured creditors of the transferor of the assets. Where so required by the Uniform Commercial Code (the "UCC") (for instance, home equity loan notes) certain of the documents evidencing the underlying receivables are delivered to the possession of the trustee or other custodian for the holders of the Asset-Backed Securities. In the case of most assets, either no documents evidence the receivables (for instance, credit card receivables) or documents exist, but the UCC does not require their possession to perfect a transfer (for instance, automobile installment sales contracts). In these cases, the transferor segregates the assets only on its own books and records, such as by marking its computer files, and perfects the trustee's interest by filing a financing statement under the UCC. This method of segregation and perfection presents the risk that the trustee's interest in the assets could be lost as a result of negligence or fraud, such that the trustee and the Asset-Backed Security holders become unsecured creditors of the transferor of the assets.

         [Add 1104-1115 and 1117 and 1119 of Reg. AB disclosure for any asset-backed issuer representing 10% or more of the asset pool pursuant to 1112 of Reg. AB and Section III.B.7 of the Adopting Release for Reg. AB.]

Government Securities

         Government Securities will be either:

                  o    Treasury Securities,

                  o    GSEs,

                  o    GTCs, or

                  o    Foreign Government Securities.

         Treasury Securities. Treasury Securities are securities issued or guaranteed by the United States of America or by any of its agencies if the full faith and credit of the United States of America is pledged for their payment.

         GSEs. General. As specified in the applicable prospectus supplement, the obligations of GSEs may be included in a trust. GSEs include, but are not limited to, the following: Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Resolution Funding Corporation, Federal Home Loan Banks (to the extent such obligations represent the joint and several obligations of the twelve Federal Home Loan Banks), Tennessee Valley Authority and Federal Farm Credit Banks. GSE debt securities generally are exempt from registration under Section 3(a)(2) of the Securities Act (or are deemed by statute to be so exempt) and are not required to be registered under the Exchange Act. The securities of any GSE will be included in a trust only to the extent the organization makes publicly available its annual report, which shall include financial statements or similar financial information with respect to the organization. Based on information contained in the offering document by which any GSE issuer's securities were originally offered, the applicable prospectus supplement will set forth information with respect to the public availability of information with respect to any GSE issuer the debt securities of which constitute more than ten percent (10%) of the Underlying Securities for any series of certificates as of the date of the prospectus supplement. The specific terms and conditions of the Underlying Securities will be set forth in the related prospectus supplement.

         In the case of a GSE issuer, there will generally be a fiscal agent with respect to any related Underlying Security whose actions will be governed by a fiscal agency agreement. A fiscal agent is not a trustee for the holders of the Underlying Securities and does not have the same responsibilities or duties to act for the holders of a GSE's securities as would a trustee. The Underlying Securities with respect to any GSE issuer will not be guaranteed by the United States and do not constitute a debt or obligation of the United States or of any agency or instrumentality of the United States other than the related GSE.

         Contractual and Statutory Restrictions. A GSE issuer and the related Underlying Securities may be subject to contractual and statutory restrictions which may provide some protection to securityholders against the occurrence or effects of specified events. Each GSE is limited to the activities as will promote its statutory purposes as set forth in the publicly available information with respect to the issuer. A GSE's promotion of its statutory purposes, as well as its statutory, structural and regulatory relationships with the federal government may cause or require the GSE to conduct its business in a manner that differs from the manner that an enterprise which is not a GSE might employ.

         Neither the United States nor any agency of the United States is obligated to finance any GSE issuer's operations or to assist a GSE issuer in any manner. Prospective purchasers should consult the publicly available information with respect to each GSE issuer for a more detailed description of the regulatory and statutory restrictions on the related GSE's activities.

         GTCs. As specified in the related prospectus supplement, a trust may include one or more GTCs. GTCs are certificates evidencing undivided fractional interests in a trust, the assets of which consist of promissory notes (the "GTC Notes"), payable in U.S. dollars, of a certain foreign government, backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all payments of principal and interest due on the GTC Notes and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government, sufficient to pay the remaining 10% of all payments of principal and interest due on the GTC Notes.

         Foreign Government Securities. As specified in the applicable prospectus supplement, Foreign Government Securities are obligations guaranteed or issued by one or more foreign governments or any political subdivision or agency or instrumentality thereof.

General Terms of the Underlying Securities

         Covenants. If specified in the related prospectus supplement, the Underlying Securities that consist of senior or subordinated debt obligations will be issued pursuant to an indenture (the "Underlying Securities Indenture"). Underlying Securities Indentures generally contain covenants intended to protect security holders against the occurrence or effects of certain specified events, including restrictions limiting the issuer's, and in some cases any of its subsidiary's, ability to:

                  o    consolidate, merge, or transfer or lease assets;

                  o incur or permit to exist any lien, charge, or encumbrance upon any of its property or assets;

                  o    incur,   assume,    guarantee  or  permit  to  exist  any
                       indebtedness for borrowed money if the payment of such indebtedness is secured by the grant of such a lien; or

                  o declare or pay any cash dividends, or make any distributions on or in respect of, or purchase, redeem, exchange or otherwise acquire or retire for value any capital stock or subordinated indebtedness of the issuer or its subsidiaries, if any.

         An indenture may also contain financial covenants which, among other things, require the maintenance of certain financial ratios or the creation or maintenance of reserves. Subject to specified exceptions, indentures typically may be amended or supplemented and past defaults may be waived with the consent of the indenture trustee, the consent of the holders of not less than a specified percentage of the outstanding securities, or both.

         The Underlying Securities Indenture related to one or more Underlying Securities included in a trust may include some, all or none of the foregoing provisions or variations thereof or additional covenants not discussed herein. There can be no assurance that any of these provisions will protect the issuing entity as a holder of the Underlying Securities against losses.

         The prospectus supplement used to offer any series of certificates will describe material covenants in relation to any Underlying Securities that represents ten percent or more of the total Underlying Securities with respect to any series of certificates (a "Concentrated Underlying Security") and, as applicable, will describe material covenants which are common to any pool of Underlying Securities.

         Events of Default. Indentures for the Underlying Securities will generally provide that any one of a number of specified events will constitute an event of default with respect to the securities issued thereunder. Such events of default typically include the following or variations thereof:

                  o failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period);

                  o failure by the issuer to observe or perform any covenant, agreement or condition contained in the securities or the indenture, as the case may be, which failure is materially adverse to security holders and continues for a specified period after notice thereof is given to the issuer by the indenture trustee or the holders of not less than a specified percentage of the outstanding securities; or

                  o failure by the issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer or the acceleration by or on behalf of the holders thereof of such securities.

         Remedies. Indentures for Underlying Securities generally provide that upon the occurrence of an event of default, the indenture trustee may, and upon the written request of the holders of not less than a specified percentage of the outstanding securities must, take such action as it may deem appropriate to protect and enforce the rights of the security holders. Certain indentures provide that the indenture trustee or a specified percentage of the holders of the outstanding securities have the right to declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable upon the occurrence of certain events of default, subject to the issuer's right to cure, if applicable. Generally, an indenture will contain a provision entitling the indenture trustee thereunder to be indemnified by the security holders prior to proceeding to exercise any right or power under such indenture with respect to such securities at the request of such security holders. An indenture is also likely to limit a security holder's right to institute certain actions or proceedings to pursue any remedy under the indenture unless certain conditions are satisfied, including consent of the indenture trustee, that the proceeding be brought for the ratable benefit of all holders of the security, and/or the indenture trustee, after being requested to institute a proceeding by the owners of at least a specified minimum percentage of the securities, shall have refused or neglected to comply with such request within a reasonable time.

         Each Underlying Securities Indenture or Underlying Security may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. There can be no assurance that any of these provisions will protect the trust, as a holder of the Underlying Securities, against losses. If an event of default occurs and the indenture trustee as a holder of the Underlying Securities is entitled to vote or take such other action to declare the principal amount of an Underlying Security and any accrued and unpaid interest thereon to be due and payable, the certificateholders' objectives may differ from those of holders of other securities of the same series and class as any Underlying Security ("Outstanding Debt Securities") in determining whether to declare the acceleration of the Underlying Securities.

         Subordination. As set forth in the applicable prospectus supplement, certain of the Underlying Securities with respect to any trust may be either senior ("Senior Underlying Securities") or subordinated ("Subordinated Underlying Securities") in right to payment to other existing or future indebtedness of the issuer of the Underlying Securities. With respect to

Subordinated Underlying Securities, to the extent of the subordination provisions of such securities, and after the occurrence of certain events, security holders and direct creditors whose claims are senior to Subordinated Underlying Securities, if any, may be entitled to receive payment of the full amount due thereon before the holders of any subordinated debt securities are entitled to receive payment on account of the principal (and premium, if any) or any interest on such securities. Consequently, the issuing entity as a holder of subordinated debt may suffer a greater loss than if it held unsubordinated debt of the issuer of the Underlying Securities. There can be no assurance, however, that in the event of a bankruptcy or similar proceeding the issuing entity as a holder of Senior Underlying Securities would receive all payments in respect of such securities even if holders of subordinated securities receive amounts in respect of such securities. Reference is made to the prospectus supplement used to offer any series of certificates for a description of any subordination provisions with respect to any Concentrated Underlying Securities and the percentage of Senior Underlying Securities and Subordinated Underlying Securities, if any, in a trust comprised of a pool of securities.

         Secured Obligations. Certain of the Underlying Securities with respect to any trust may represent secured obligations of the issuer of the Underlying Securities ("Secured Underlying Securities"). Generally, unless an event of default shall have occurred and is continuing, or with respect to certain collateral or as otherwise set forth in the indenture pursuant to which such securities were offered and sold, an issuer of secured obligations has the right to remain in possession and retain exclusive control of the collateral securing a security and to collect, invest and dispose of any income related to the collateral. The indenture pursuant to which any secured indebtedness is issued may also contain provisions for release, substitution or disposition of collateral under specified circumstances with or without the consent of the indenture trustee or upon the direction of not less than a specified percentage of the security holders. The indenture pursuant to which any secured indebtedness is issued will also provide for the disposition of the collateral upon the occurrence of specified events of default with respect thereto. In the event of a default in respect of any secured obligation, security holders may experience a delay in payments on account of principal (and premium, if any) or any interest on such securities pending the sale of any collateral and prior to or during such period the related collateral may decline in value. If proceeds of the sale of collateral following an indenture event of default are insufficient to repay all amounts due in respect of any secured obligations, the holders of such securities (to the extent not repaid from the proceeds of the sale of the collateral) would have only an unsecured claim ranking pari passu with the claims of all other general unsecured creditors.

         The Underlying Securities Indenture with respect to any Secured Underlying Security may include, some, all or none of the foregoing provisions or variations thereof. The prospectus supplement used to offer any series of certificates which includes Concentrated Underlying Securities which are Secured Underlying Securities, will describe the security provisions of the Underlying Securities and the related collateral. With respect to any trust comprised of a pool of securities, a substantial portion of which are Secured Underlying Securities, the applicable prospectus supplement will disclose general information with respect to such security provisions and the collateral.

Principal Economic Terms of Concentrated Underlying Securities

         The applicable prospectus supplement will include a description of the following terms, as applicable, of any Concentrated Underlying Securities:

                  o   the identity of the issuer of the Underlying   Securities;

                  o   the title and series of  the  Underlying   Securities  and
                      their aggregate principal amount,  denomination and  form;

                  o   whether the   Underlying    Securities   are   senior   or
                      subordinated   to any other  obligations of the issuer  of
                      the Underlying Securities;

                  o whether any of the obligations are secured or unsecured and, if secured, the nature of any collateral;

                  o the limit, if any, upon the aggregate principal amount of the Underlying Securities;

                  o   the dates on which,  or the range of dates within   which,
                      the    principal   of (and premium,  if   any,  on)    the
                      Underlying Securities will be payable;

                  o the rate or rates or the method of determination of the rates, at which the Underlying Securities will bear interest, if any ("Underlying Securities Rate"); the date or dates from which interest will accrue ("Underlying Securities Interest Accrual Periods"); and the dates on which interest will be payable ("Underlying Securities Payment Dates"); [provided that under no circumstance will the rate at which the Underlying Securities bear interest be an index which is not an index of interest rates for debt];

                  o the obligation, if any, of the issuer of the Underlying Securities to redeem the Underlying Securities as required by any sinking fund or analogous provisions, or at the option of a holder, and the periods within which or the dates on which, the prices at which and the terms and conditions upon which the Underlying Securities may be redeemed or repurchased, in whole or in part;

                  o the periods within which (or the dates on which), the prices at which and the terms and conditions upon which the Underlying Securities may be redeemed, if any, in whole or in part, at the option of the issuer of the Underlying Securities;

                  o whether the Underlying Securities were issued at a price lower than their principal amount;

                  o if other than United States dollars, the foreign currency in which the Underlying Securities are denominated, or in which payment of the principal of (and premium, if any) or any interest on the Underlying Securities will be made (the "Underlying Securities Currency"), and the circumstances, if any, when such currency of payment may be changed;

                  o   material  events  of  default  or  restrictive   covenants
                      provided for with  respect  to the  Underlying Securities;
                      and

                  o   the rating of the Underlying Securities, if any.

         With respect to a trust comprised of a pool of Underlying Securities, the related prospectus supplement will, to the extent applicable, describe the composition of the Underlying Securities pool as of the Cut-off Date that is specified in the applicable prospectus supplement, certain material events of default or restrictive covenants common to the Underlying Securities, and, on an aggregate, percentage or weighted average basis, as applicable, the characteristics of the pool with respect to the applicable terms set forth above and any other material terms regarding such pool of securities.

Publicly Available Information

         In addition to the foregoing, the applicable Prospectus Supplement will disclose, with respect to each Underlying Issuer, the financial information described in Item 1112(b) of Regulation AB, to the extent required to be disclosed pursuant to such Item.

Other Deposited Assets

         In addition to the Underlying Securities, SOC may also deposit into a given trust, or the trustee on behalf of the certificateholders of a trust may enter into an agreement constituting or providing for the purchase of, to the extent described in the related prospectus supplement, certain assets related or incidental to one or more of such Underlying Securities including puts, calls, interest rate swaps, currency swaps, floors, caps and collars, cash and assets ancillary or incidental to the foregoing or to the Underlying Securities (including assets obtained through foreclosure or in settlement of claims with respect to the Underlying Securities) (such other deposited assets will be limited to the assets described below under the caption "Credit Support") and direct obligations of the United States (all such assets for any given series, together with the related Underlying Securities, the "Deposited Assets"). The applicable prospectus supplement will, to the extent appropriate, contain analogous disclosure with respect to the foregoing assets as referred to above with respect to the Underlying Securities.

         The Deposited Assets for a given series of certificates and the related trust will not constitute Deposited Assets for any other series of certificates and the related trust and the certificates of each class of a given series possess an equal and ratable undivided ownership interest in such Deposited Assets. The applicable prospectus supplement may, however, specify that certain assets constituting a part of the Deposited Assets relating to any given series may be beneficially owned solely by or deposited solely for the benefit of one class or a group of classes within such series. In such event, the other classes of such series will not possess any beneficial ownership interest in those specified assets constituting a part of the Deposited Assets.

Credit Support

         As specified in the applicable prospectus supplement for a given series of certificates, the issuing entity for any series of certificates may include, or the certificateholders of such series (or any class or group of classes within such series) may have the benefit of, credit support for any class or group of classes within such series. Credit support may be provided by any combination of the following means described below. The applicable prospectus supplement will set forth whether the issuing entity for any class or group of classes of certificates contains, or the certificateholders of such certificates have the benefit of, credit support and, if so, the amount, type and other relevant terms of each element of credit support with respect to any such class or classes and certain information with respect to the obligors of each such element, including financial information with respect to any obligor providing credit support for 20% or more of the aggregate principal amount of such class or classes unless such obligor is subject to the informational requirements of the Exchange Act.

         If so provided in the related prospectus supplement, the credit support for any series or class of certificates may include, in addition to the subordination of certain classes of such series and the establishment of a reserve account, any of the other forms of credit support described below. Any such other forms of credit support that are solely for the benefit of a given class will be limited to the extent necessary to make required distributions to the certificateholders of such class. In addition, if so provided in the applicable prospectus supplement, the obligor of any other forms of credit support may be reimbursed for amounts paid by such credit support out of amounts otherwise payable to one or more of the classes of the certificates of such series.

         Subordination. As discussed below under "--Collections," the rights of the certificateholders of any given class within a series of certificates to receive collections from the Issuing Entity for such series and any credit support obtained for the benefit of the certificateholders of such series (or
classes  within  such  series)  may  be   subordinated  to  the  rights  of  the
certificateholders of one or more other classes of such series to the extent described in the related prospectus supplement. Such subordination accordingly provides some additional credit support to those certificateholders of those other classes. For example, if losses are realized during a given period on the Deposited Assets relating to a series of certificates such that the collections received on the Deposited Assets are insufficient to make all distributions on the certificates of such series, those realized losses would be allocated to the certificateholders of any class of any such series that is subordinated to another class, to the extent and in the manner provided in the related prospectus supplement. In addition, if so provided in the applicable prospectus supplement, certain amounts otherwise payable to certificateholders of any class that is subordinated to another class may be required to be deposited into a reserve account. Amounts held in any reserve account may be applied as described below under "--Reserve Accounts" and in the related prospectus supplement.

         Letter of Credit; Surety Bond. The certificateholders of any series (or class or group of classes of certificates within such series) may, if specified in the applicable prospectus supplement, have the benefit of a letter or letters of credit issued by a bank or a surety bond or bonds issued by a surety company. In either case, the trustee or such other person specified in the applicable prospectus supplement will use its reasonable efforts to cause the letter of credit or the surety bond, as the case may be, to be obtained, to be kept in full force and effect (unless coverage under the letter of credit or surety bond has been exhausted through payment of claims) and to pay timely the fees or premiums for the letter of credit or surety bond unless, as described in the related prospectus supplement, the payment of such fees or premiums is otherwise provided for. The trustee or such other person specified in the applicable prospectus supplement will make or cause to be made draws under the letter of credit or the surety bond, as the case may be, under the circumstances and to cover the amounts specified in the applicable prospectus supplement. Any amounts otherwise available under the letter of credit or the surety bond will be reduced to the extent of any prior unreimbursed draws under the letter of credit or surety bond. The applicable prospectus supplement will provide the manner, priority and source of funds by which any such draws are to be repaid.

         In the event that the letter of credit bank or the surety, as applicable, ceases to satisfy any credit rating or other applicable requirements specified in the related prospectus supplement, the trustee or such other person specified in the applicable prospectus supplement will use its reasonable efforts to obtain or cause to be obtained a substitute letter of credit or surety bond, as applicable, or other form of credit enhancement providing similar protection, that meets such requirements and provides the same coverage to the extent available for the same cost. There can be no assurance that any letter of credit bank or any surety, as applicable, will continue to satisfy such requirements or that any such substitute letter, of credit, surety bond or similar credit enhancement will be available providing equivalent coverage for the same cost. To the extent not so available, the credit support otherwise provided by the letter of credit or the surety bond (or similar credit enhancement) may be reduced to the level otherwise available for the same cost as the original letter of credit or surety bond.

         The applicable Prospectus Supplement shall include a description of the Letter of Credit Bank or Surety with respect to its [credit/debt/insurance strength] ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information concerning the Letter of Credit Bank or Surety. In addition, to the extent that the Letter of Credit or Surety Bond will cover payment of 20% or more of the aggregate principal amount of the Certificates covered thereby, the applicable Prospectus Supplement will provide or incorporate by reference financial statements and other information with respect to the Letter of Credit Bank or Surety.

         Reserve Accounts. If so provided in the related prospectus supplement, the trustee or such other person specified in the prospectus supplement will deposit or cause to be deposited into an account maintained with an eligible institution (which may be the trustee) (a "reserve account") any combination of cash or permitted investments in specified amounts, which will be applied and maintained in the manner and under the conditions specified in such prospectus supplement. In the alternative or in addition to such deposit, a reserve account may be funded through application of a portion of collections received on the Deposited Assets for a given series of certificates, in the manner and priority specified in the applicable prospectus supplement. Amounts deposited in such reserve account may be distributed to certificateholders of such class or group of classes within such series, or may be used for other purposes, in the manner and to the extent provided in the related prospectus supplement. Amounts deposited in any reserve account will be invested in certain permitted investments by, or at the direction of, the trustee, SOC or such other person named in the related prospectus supplement.

         [Other Credit Support. The issuing entity may include, or the Certificateholders of any Series (or any Class or group of Classes within such Series) may have the benefit of, one or more interest rate or currency swaps, interest rate swaps, caps, floors, collars puts or calls. Any put or call will be designed to assure the servicing or timely distribution of proceeds to Certificateholders and will thus be an "eligible asset" within the meaning of Rule 3a-7(b)(1) under the Investment Company Act. The Prospectus Supplement will identify the counterparty to any such instrument and will provide a description of the material terms thereof.]

Collections

         The trust agreement will establish procedures by which the trustee or such other person specified in the prospectus supplement is obligated to administer the related Deposited Assets.

This will include making collections of all payments made on the Deposited Assets and depositing the collections from time to time prior to
any       applicable     Distribution    Date    into    a   segregated  account
maintained or controlled by the trustee for the benefit of such series (each a "certificate account"). The trustee (or an administrative agent, if provided for in the related prospectus supplement) will make all determinations, as to the appropriate application of such collections and other amounts available for distribution to the payment of any administrative or collection expenses (such as the administrative fee) and credit support-related ongoing fees (such as insurance premiums, letter of credit fees or any required account deposits) and to the payment of amounts then due and owing on the certificates of such series (and classes within such series), all in the manner and priorities described in the related prospectus supplement. The applicable prospectus supplement will specify the collection periods, if applicable, and Distribution Dates for a given series of certificates and the particular requirements relating to the segregation and investment of collections received on the Deposited Assets during a given collection period or on or by certain specified dates. Amounts received from the Deposited Assets and any credit support obtained for the benefit of certificateholders for a particular series or class of certificates over a specified period may not be sufficient, after payment of all prior expenses and fees for such period, to pay amounts then due and owing to holders of such certificates. The applicable prospectus supplement will also set forth the manner and priority by which any Realized Losses will be allocated among the classes of any series of certificates, if applicable.

         The relative priorities of distributions with respect to collections from the assets of the issuing entity assigned to classes of a given series of certificates may permanently or temporarily change over time upon the occurrence of certain circumstances specified in the applicable prospectus supplement. Moreover, the applicable prospectus supplement may specify that the relative distribution priority assigned to each class of a given series for purposes of payments of certain amounts, such as principal, may be different from the relative distribution priority assigned to each such class for payments of other amounts, such as interest or premium.

                       DESCRIPTION OF THE TRUST AGREEMENT

         The following summary of certain provisions of the trust agreement and the certificates is not complete and is qualified in its entirety by reference to the detailed provisions of the form of trust agreement filed as an exhibit to the registration statement. The applicable prospectus supplement for a series of certificates will describe any material provision of the trust agreement or the certificates that is not described in this Prospectus.

Acquisition of Deposited Assets

         At the time of issuance of any series of certificates SOC will cause the Underlying Securities and any other Deposited Assets to be included in the related trust, and any other Deposited Asset specified in the prospectus supplement, to be acquired by the related trustee or otherwise included in the trust, together with all principal, premium (if any) and interest received by or on behalf of SOC on or with respect to such Deposited Assets after the cut-off date specified in the prospectus supplement (the "Cut-off Date"), other than principal, premium (if any) and interest due on or before the Cut-off Date and other than any Retained Interest. Information concerning each Deposited Asset will be set forth in the trust agreement and in the applicable prospectus supplement.

         In addition, SOC will, with respect to each Deposited Asset, deliver or cause to be delivered to the trustee (or to the custodian) all documents necessary to transfer ownership of such Deposited Asset to the trustee. The trustee (or such custodian) will hold these documents in trust for the benefit of the certificateholders.

Collection and Other Administrative Procedures

         General. With respect to any series of certificates the trustee, administrative agent, if any, or such other person specified in the applicable prospectus supplement directly or through sub-administrative agents, will make reasonable efforts to collect all scheduled payments under the Deposited Assets. The trustee or administrative agent will follow the collection procedures, as it would follow with respect to comparable financial assets that it held for its own account, provided that such procedures are consistent with the trust agreement and any related instrument governing any credit support (collectively, the "credit support instruments") and provided that, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability. The administrative agent or the trustee will have no obligation to make any advances with respect to collections on the Deposited Assets or in favor of the certificateholders of the related series of certificates.

         Sub-Administration. Any trustee or administrative agent may delegate its obligations in respect of the Deposited Assets to third parties they deem qualified to perform such obligations (each, a "sub-administrative agent"). However, the trustee or administrative agent will remain obligated with respect to such obligations under the trust agreement. Information concerning any sub-administrative agent will be set forth in the related prospectus supplement. The administrative agent or trustee may require any sub-administrative agent to agree to indemnify the administrative agent or trustee, as applicable, for any liability or obligation sustained in connection with any act or failure to act by the sub-administrative agent.

         Realization upon Defaulted Deposited Assets. The trustee, on behalf of the certificateholders of a given series (or any class or classes within such series), will present claims under each applicable credit support instrument, and will take reasonable steps as are necessary to receive payment or to permit recovery with respect to defaulted Deposited Assets. As set forth above, all collections by or on behalf of the trustee or administrative agent under any credit support instrument are to be deposited in the certificate account for the related trust, subject to withdrawal as described above.

         If recovery on a defaulted Deposited Asset under any related credit support instrument is not available, the trustee will be obligated to follow or cause to be followed normal practices and procedures as it deems necessary or advisable to recover upon the defaulted Deposited Asset. However, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability. If the proceeds of any liquidation of the defaulted Deposited Asset are less than the sum of (i) the outstanding principal balance of the defaulted Deposited Asset, (ii) interest accrued but unpaid on the Deposited Assets at the applicable interest rate and (iii) the aggregate amount of expenses incurred by the administrative agent and the trustee in connection with such proceedings to the extent reimbursable from the assets of the issuing entity under the trust agreement, the issuing entity will realize a loss in the amount of such difference. Only if and to the extent provided in the applicable prospectus supplement, the administrative agent or trustee, as so provided, will be entitled to withdraw or cause to be withdrawn from the related Certificate Account out of the net proceeds recovered on any defaulted Deposited Asset, prior to the distribution of such proceeds to certificateholders, amounts representing its normal administrative compensation on the Deposited Asset, unreimbursed administrative expenses incurred with respect to the Deposited Asset and any unreimbursed advances of delinquent payments made with respect to the Deposited Asset.

Retained Interest

         The Prospectus Supplement for a Series of Certificates will specify whether there will be any Retained Interest in the Deposited Assets, and, if so, the owner thereof. If so provided, the Retained Interest will be established on an asset-by-asset basis and will be specified in an exhibit to the applicable series supplement to the Trust Agreement. A Retained Interest in a Deposited Asset is represented by the ownership of an interest in the issuing entity which entitles the holder thereof to any residual or excess cash flow generated by the issuing entity to the extent available for distribution after all other required payments and distributions have been made by the Trust.

Trustee and Administrative Agent Compensation and Payment of Expenses

         If compensation of the trustee or an administrative agent, if any, is payable from assets of the related trust, then the applicable prospectus supplement will specify the trustee's and the administrative agent's compensation, and the source, manner and priority of payment of the compensation, with respect to a given series of certificates.

         If and to the extent specified in the applicable prospectus supplement, in addition to amounts payable to the trustee or the administrative agent, if any, the trustee or an administrative agent, if any, may be permitted to pay from its compensation certain expenses incurred in connection with its carrying out its duties and obligations with respect to a given series of certificates, including, without limitation, payment of the expenses incurred by the trustee, the administrative agent or any independent accountants, payment of expenses incurred in connection with distributions and reports to certificateholders, and payment of any other expenses described in the related prospectus supplement.

Certain Matters Regarding the Trustee, the Administrative Agent and SOC

         An administrative agent, if any, for each series of certificates under the trust agreement will be named in the related prospectus supplement. The entity serving as administrative agent for any such series may be the trustee, SOC, an affiliate of either or any third party and may have other normal business relationships with the trustee, SOC, or their respective affiliates.

         The trust agreement will provide that an administrative agent may resign from its obligations and duties under the trust agreement with respect to any series of certificates only if such resignation, and the appointment of a successor, will not result in a withdrawal or downgrading of the rating of any class of certificates of such series, or upon a determination that its duties under the trust agreement with respect to such series are no longer permissible under applicable law. No resignation will become effective until the trustee or a successor has assumed the administrative agent's obligations and duties under the trust agreement with respect to such series.

         The trust agreement may also provide for the termination of the administrative agent upon the occurrence of certain administrative agent termination events, which events will be set forth in the related prospectus supplement as applicable.

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


         The trust agreement will further provide that neither an administrative agent, SOC, the trustee nor any director, officer, employee, or agent of the administrative agent, the trustee or SOC will incur any liability to the related trust or certificateholders for any action taken, or for refraining from taking any action, in good faith under the trust agreement or for errors in judgment; provided, however, that none of the trustee, the administrative agent, SOC nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties under the trust agreement or by reason of reckless disregard of obligations and duties under the trust agreement. The trust agreement will further provide that the trustee, an administrative agent, SOC and any director, officer, employee or agent of the trustee, the administrative agent or SOC will be entitled to indemnification by the related trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the trust agreement or the certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties under the trust agreement or by reason of reckless disregard of obligations and duties under the trust agreement. In addition, the trust agreement will provide that neither the trustee, an administrative agent nor SOC will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to their respective responsibilities under the trust agreement or which in its opinion may cause it to incur any expense or liability. Each of the trustee, the administrative agent or SOC may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the trust agreement and the rights and duties of the parties to the trust agreement and the interests of the certificateholders under the trust agreement. The applicable prospectus supplement will describe how the legal expenses and costs of such action and any liability resulting from such action will be allocated.

         The trustee, SOC and any administrative agent shall have no obligation with respect to the Underlying Securities. SOC is not authorized to proceed against the issuer of the Underlying Securities in the event of a default. Except as expressly provided in the trust agreement, the trustee is not authorized to proceed against the issuer of the Underlying Securities or to assert the rights and privileges of certificateholders.

         Any person into which the trustee or an administrative agent may be merged or consolidated, or any person resulting from any merger or consolidation to which the trustee or an administrative agent is a part, or any person succeeding to the business of the trustee or an administrative agent, will be the successor of the trustee or the administrative agent (as the case may be) under the trust agreement with respect to the certificates of any given series.

Remedies of Certificateholders

         No certificateholder will have the right under the trust agreement to institute any proceeding with respect to the trust agreement unless the holder previously has given to the trustee written notice of breach and unless the holders of certificates evidencing not less than the Required Percentage of the Voting Rights have made written request upon the trustee to institute such proceeding in its own name as trustee under the trust agreement and have offered to the trustee reasonable indemnity, and the trustee for fifteen days has neglected or refused to institute any such proceeding. The trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by the trust agreement or to make any investigation of matters arising under the trust agreement or to institute, conduct or defend any litigation under the trust agreement  or in  relation  to the  trust  agreement  at the  request,  order or
direction          of         any         of        the        holders        of
certificates covered by the trust agreement, unless the certificateholders have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by the trustee.

Modification and Waiver

         The trust agreement for each series of certificates may be amended by SOC and the trustee with respect to such series, without notice to or consent of the certificateholders, for specified purposes including:

                  o    to cure any ambiguity,

                  o    to correct or supplement  any provision  of   the   trust
                       agreement  that  may  be  inconsistent   with  any  other
                       provision of the trust agreement or in the applicable prospectus supplement,

                  o to add or supplement any credit support for the benefit of any certificateholders (provided that if any such addition affects any series or class of certificateholders differently than any other series or class of certificateholders, then such addition will not, as evidenced by an opinion of counsel, have a material adverse effect on the interests of any affected series or class of certificateholders),

                  o to add to the covenants, restrictions or obligations of SOC, the administrative agent, if any, or the trustee for the benefit of the certificateholders,

                  o to add, change or eliminate any other provisions with respect to matters or questions arising under such trust agreement so long as (x) any such addition, change or elimination will not, as evidenced by an opinion of counsel, affect the tax status of the trust or result in a sale or exchange of any certificate for tax purposes and (y) the trustee has received written confirmation from each rating agency rating such certificates that such amendment will not cause such rating agency to qualify, reduce or withdraw the then current rating of the certificates, or

                  o to comply with any requirements imposed by the Internal Revenue Code.

         Without limiting the generality of the foregoing the trust agreement may also be modified or amended from time to time by SOC and the trustee, with the consent of the holders of certificates evidencing not less than the Required Percentage of the Voting Rights of those certificates that are materially adversely affected by such modification or amendment, for the purpose of adding any provision to or changing or eliminating any provision of the trust agreement or of modifying in any manner the rights of such certificateholders; provided, however, that in the event modification or amendment would materially adversely affect the rating of any series or class by each rating agency rating the certificates, the Required Percentage specified in the related series supplement to the trust agreement shall include an additional specified percentage of the certificates of such series or class.

         No such modification or amendment may, however, (i) reduce in any manner the amount of, or alter the timing of, distributions or payments which are required to be made on any certificate without the consent of the holder of such certificate or (ii) reduce the aforesaid Required Percentage of Voting Rights required for the consent to any amendment without the consent of the holders of all related certificates then outstanding.

         Holders of certificates evidencing not less than the Required Percentage of the Voting Rights of a given series may, on behalf of all certificateholders of that series, (i) waive, insofar as that series is concerned, compliance by SOC, the trustee or the administrative agent, if any, with certain restrictive provisions, if any, of the trust agreement before the time for such compliance and (ii) waive any past default under the trust agreement with respect to certificates of that series, except a default in the failure to distribute amounts received as principal of (and premium, if any) or any interest on any such certificate and except a default in respect of a covenant or provision the modification or amendment of which would require the consent of the holder of each outstanding certificate affected by the modification or amendment.

Reports to Certificateholders; Notices

         Reports to Certificateholders. With each distribution to certificateholders of any class of certificates of a given series, the administrative agent or the trustee, as provided in the related prospectus supplement, will forward or cause to be forwarded to each such certificateholder, to SOC and to such other parties as may be specified in the trust agreement, a statement setting forth:

                  o the amount of such distribution to certificateholders of such class allocable to principal of or interest or premium, if any, on the certificates of such class; and the amount of aggregate unpaid interest as of such Distribution Date;

                  o in the case of certificates with a variable Pass-Through Rate, the Pass-Through Rate applicable to such
                       Distribution Date, as calculated in accordance with the method specified in this Prospectus and in the related prospectus supplement;

                  o the amount of compensation received by the administrative agent, if any, and the trustee for the period relating to such Distribution Date, and such other customary information as the administrative agent, if any, or otherwise the trustee deems necessary or desirable to enable certificateholders to prepare their tax returns;

                  o if the prospectus supplement provides for advances, the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

                  o the aggregate Stated Amount or, if applicable, Notional Amount of the Deposited Assets and the current interest rate on the Deposited Assets at the close of business on such Distribution Date;

                  o the aggregate Stated Amount or aggregate Notional Amount, if applicable, of each class of certificates at the close of business on such Distribution Date, separately identifying any reduction in such aggregate Stated Amount or aggregate Notional Amount due to the allocation of any Realized Losses or otherwise; and

                  o as to any series (or class within such series) for which credit support has been obtained, the amount of coverage of each element of credit support included in the series (or class within such series) as of the close of business on such Distribution Date.

         In the case of information furnished with respect to the amounts of distributions or the amounts of compensation of the administrative agent and the trustee, the amounts shall be expressed as a U.S. dollar amount (or equivalent U.S. dollar amount in any other Specified Currency) per minimum denomination of certificates or for such other specified portion of the certificates. Within a reasonable period of time after the end of each calendar year, the administrative agent or the trustee, as provided in the related prospectus supplement, shall furnish to each person who at any time during the calendar year was a certificateholder a statement containing the information set forth above with respect to the amounts of distributions or the amounts of compensation of the administrative agent and the trustee, aggregated for such calendar year or the applicable portion of the calendar year during which such person was a certificateholder. Such obligation of the administrative agent or the trustee, as applicable, will be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the administrative agent or the trustee, as applicable, under any requirements of the Internal Revenue Code as are from time to time in effect.

         In addition, the trustee shall after the close of each calendar year, deliver to each Certificateholder, as may be required by the Code or otherwise, such information for such year as may be required to enable each Certificateholder to prepare its federal income taxes.

         Notices. Any notice required to be given to a holder of a registered certificate will be mailed to the last address of such holder set forth in the applicable certificate register. Any notice required to be given to a holder of a bearer certificate will be published in a daily morning newspaper of general circulation in the city or cities specified in the prospectus supplement relating to such bearer certificate.

Evidence as to Compliance

         The Trust Agreement will provide that commencing on a certain date and on or before a specified date in each following year, a firm of independent public accountants will furnish an annual statement to the Trustee to the effect that such firm has examined specified documents and records relating to the administration of the Deposited Assets and other issuing entity property during the related 12-month period (or, in the case of the first such report, the period ending on or before the date specified in the Prospectus Supplement, which date shall not be more than one year after the related Original Issue
Date), and that, on the basis of specified agreed procedures considered appropriate under the circumstances, they are of the opinion that such administration was conducted in compliance with the terms of the Trust Agreement, except for any exceptions as they believe to be immaterial and any other exceptions and qualifications as are identified in the report.

         If so specified in the applicable Prospectus Supplement, the Trust Agreement will also provide for delivery to the Company, the Administrative Agent, if any, and the Trustee on behalf of the Certificateholders, on or before a specified date in each year, of an annual statement signed by two officers of the Trustee to the effect that the Trustee has fulfilled its obligations under the Trust Agreement throughout the preceding year with respect to any Series of Certificates.

         Copies of the annual accountants' statement and the statement of officers of the Trustee, if any, may be obtained by Certificateholders without charge upon written request to either the Administrative Agent or the Trustee, as applicable, at the address set forth in the related Prospectus Supplement.

Replacement Certificates

         If a certificate is mutilated, destroyed, lost or stolen, it may be replaced at the corporate trust office or agency of the applicable trustee in the City and State of New York (in the case of registered certificates) or at the principal London office of the applicable trustee (in the case of bearer certificates) or its designee, or such other location as may be specified in the applicable prospectus supplement, upon payment by the holder of such expenses as may be incurred by the applicable trustee in connection with the replacement of the certificate and the furnishing of such evidence and indemnity as such trustee may require. Mutilated certificates must be surrendered before new certificates will be issued.

Termination

         The obligations created by the trust agreement for each series of certificates will terminate upon the events described in the related prospectus supplement.

Call [Rights] [Warrants]

         If  specified  in the  applicable  Prospectus  Supplement,  the Issuing
Entity may issue call [rights] [warrants] which entitle the holder thereof to [call the Certificates for redemption] [purchase the Deposited Assets] [on or after a date specified in the Prospectus Supplement] at a price specified and calculated in the manner set forth in the Prospectus Supplement. [The Prospectus Supplement shall also describe other events which may [allow][require] the holder of the call [rights][warrants] to [call the Certificates for redemption][purchase the Underlying Securities].

Duties of the Trustee

         The trustee makes no representations as to the validity or sufficiency of the trust agreement, the certificates of any series or any Deposited Asset or related document. The trustee is not accountable for the use or application by or on behalf of any administrative agent of any funds paid to the administrative agent or its designee in respect of such certificates or the Deposited Assets, or deposited into or withdrawn from the related certificate account or any other account by or on behalf of the administrative agent. The trustee is required to perform only those duties specifically required under the trust agreement with respect to such series.

The Trustee

         The trustee for any given series of certificates under the trust agreement will be named in the related prospectus supplement. The commercial bank, national banking association or trust company serving as trustee will be unaffiliated with, but may have normal banking relationships with, SOC, any administrative agent and their respective affiliates.

         On the closing date for each Series of Certificates, the Depositor will provide the Trustee with certain information relating to the Underlying Issuer and the Underlying Securities. Based on this information, the Trustee will calculate the amount of interest to be paid with respect to the Certificates on each distribution date. In addition, the Trustee will perform distribution calculations, remit distributions on the distribution dates to Certificateholders and prepare semi-annual statements to Certificateholders detailing the payments received and the activity on the Underlying Securities during the relevant collection period. [The Trustee shall make a distribution date statement available to the Certificateholders on each distribution date via the Trustee's internet website at [_______]. Certificateholders with questions may direct them to the Trustee at [________]. In performing these obligations, the Trustee will be able to conclusively rely on the information provided to it by the Depositor at closing, and the Trustee will not be required to recompute, recalculate or verify the information provided to it by the Company.

         In addition to having express duties under the trust agreement, the Trustee, as a fiduciary, also has certain duties unique to fiduciaries under applicable law. In general, the Trustee will be subject to certain federal laws and, because the trust agreement is governed by New York law, certain New York state laws. [As a national bank acting in a fiduciary capacity, the Trustee will, in the administration of its duties under the trust agreement, be subject to certain regulations promulgated by the Office of the Comptroller of the Currency, specifically those set forth in Chapter 12, Part 9 of the Code of Federal Regulations.] [Or set forth other regulatory requirements.] New York common law has required fiduciaries of common law trusts formed in New York to perform their duties in accordance with the "prudent person" standard, which requires the Trustee to exercise such diligence and care in the administration of the Issuing Entity as a person of ordinary prudence would employ in managing his own property.

         [Describe any other duties and responsibilities of the Trustee set forth in the Trust Agreement and under applicable law as required by Item 1109(c) of Regulation AB]

Removal and Replacement of Trustee

         The Trustee for any given series of Certificates, may at any time resign and be discharged from such series by giving written notice thereof to the Depositor, the Administrative Agent, if any, the Rating Agency and to all Certificateholders of such series. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee for such series. If a successor Trustee is not appointed by the Depositor or does not accepted appointment within 30 days after the resigning Trustee gave its notice of resignation, the resigning Trustee may petition a court of competent jurisdiction for the appointment of a successor Trustee.

         If at any time the Trustee shall cease to be eligible to act as such and shall fail to resign after written request by the Depositor, or if at any time the Trustee shall become incapable of acting, or certain bankruptcy related events shall occur with respect to the Trustee, then the Depositor may remove the Trustee and appoint a successor Trustee. Notice of such appointment shall be delivered to the Certificateholders and the Administrative Agent, if any, by the Depositor.

         The Holders of Certificates of any series representing the Required Percentage--Removal of Trustee of the aggregate Voting Rights may at any time remove the Trustee and appoint a successor Trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact and duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor trustee so appointed. A copy of such instrument shall be delivered to the Certificateholders and the Administrative Agent, if any, by the Depositor.

         Any resignation or removal of the Trustee and appointment of a successor trustee shall not become effective until acceptance of appointment by the successor trustee.

         Expenses associated with changing from a Trustee to successor Trustee will be paid [by the Issuing Entity from the interest [and principal] payments received by the Issuing Entity with respect to the Underlying Securities] [by the Depositor pursuant to a separate agreement with the Depositor] [or specify other source of payment].

Bankruptcy Remoteness

         The applicable Prospectus Supplement shall describe any provisions in the Trust Agreement for the related Series of Certificates which address whether declaration of bankruptcy, receivership or similar proceeding with respect to the Issuing Entity can occur.

Additional Underlying Securities; Issuance of Additional Certificates


         If so provided in a Prospectus Supplement, from time to time after the closing date for the related Series of Certificates, additional Underlying Securities in the same mixture as the original Underlying Securities may be sold to or deposited with the Issuing Entity without the consent of Certificateholders, in which case additional Certificates will be issued in a principal amount equal to such percentage of the principal amount of Underlying Securities so sold to or deposited with the Issuing Entity as is specified in the Prospectus Supplement. Any such additional Certificates issued will rank pari passu with the Certificates issued on the closing date and such additional Certificates together with the Certificates issued on the Closing Date shall be backed by the expanded asset pool consisting of the Underlying Securities which are sold to or deposited with the Issuing Entity on the Closing Date and any such additional Underlying Securities which are sold to or deposited with the Issuing Entity after the Closing Date and, to the extent provided in the Prospectus Supplement, any such additional Underlying Securities will be subject to additional call rights or warrants. Any additional Underlying Securities sold to or deposited with the Issuing Entity will be the same securities, in the same proportions, as the Underlying Securities originally sold to or deposited with the Issuing Entity so that following such sale or deposit of additional Underlying Securities, the expanded asset pool will be made up of the same securities, in the same proportions, as the original asset pool.


  Notice  shall be given to  existing
Certificateholders of the deposit or sale of additional Underlying Securities with or to the Issuing Entity at the time specified in the Prospectus Supplement.

         Because additional Underlying Securities may be sold to or deposited with the Issuing Entity as described above, the Issuing Entity is a "master trust" within the meaning of Item 1101(c)(3)(i) of Regulation AB.

                 LIMITATIONS ON ISSUANCE OF BEARER CERTIFICATES

         In compliance with United States federal income tax laws and regulations, SOC and any underwriter, agent or dealer participating in the offering of any bearer certificate will agree that, in connection with the original issuance of such bearer certificate and during the period ending 40 days after the issue of such bearer certificate, they will not offer, sell or deliver such bearer certificate, directly or indirectly, to a U.S. Person (as defined below) or to any person within the United States, except to the extent permitted under U.S. Treasury regulations.

         Bearer certificates will bear a legend to the following effect: "Any United States person who holds this obligation will be subject to limitations under the United States income tax laws, including the limitations provided in Sections 165(j) and 1287(a) of the Internal Revenue Code." The sections referred to in the legend provide that, with certain exceptions, a United States person that holds bearer certificates will not be allowed to deduct any loss with respect to, and will not be eligible for capital gain treatment with respect to any gain realized on a sale, exchange, redemption or other disposition of, such bearer certificates.

         As used in this Prospectus, "United States" means the United States of America and its possessions, and "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source.

         Pending the availability of a definitive global security or individual bearer certificates, as the case may be, certificates that are issuable as bearer certificates may initially be represented by a single temporary global security, without interest coupons, to be deposited with a common depositary in London for Morgan Guaranty Trust Company of New York, Brussels Office, as
operator  of  the  Euroclear  System  ("Euroclear"),  and  Clearstream  Banking,
Luxembourg, societe anonyme ("Clearstream") for credit to the accounts designated by or on behalf of the purchasers of such certificates. Following the availability of a definitive global security in bearer form, without coupons attached, or individual bearer certificates and subject to any further limitations described in the applicable prospectus supplement, the temporary global security will be exchangeable for interests in such definitive global security or for such individual bearer certificates, respectively, only upon receipt of a "Certificate of Non-U.S. Beneficial Ownership." A "Certificate of Non-U.S. Beneficial Ownership" is a certificate to the effect that a beneficial interest in a temporary global security is owned by a person that is not a U.S. Person or is owned by or through a financial institution in compliance with applicable U.S. Treasury regulations. No bearer certificate will be delivered in or to the United States. If so specified in the applicable prospectus supplement, interest on a temporary global security will be distributed to each of Euroclear and Clearstream with respect to that portion of such temporary global security held for its account, but only upon receipt as of the relevant Distribution Date of a Certificate of Non-U.S. Beneficial Ownership.

                         FEDERAL INCOME TAX CONSEQUENCES

Scope of Opinion

         In the opinion of Orrick, Herrington & Sutcliffe LLP, special tax counsel ("Special Tax Counsel") (i) the Issuing Entity will be a grantor trust or partnership for federal income tax purposes and not an association taxable as a corporation (or publicly traded partnership treated as an association) and
(ii) each certificateholder will be treated, for federal income tax purposes, as a holder of an equity interest in the Trust. Special Tax Counsel has not delivered (and does not intend to deliver) any other opinions regarding the Issuing Entity or the certificates. If in connection with the issuance of any Certificates, Special Tax Counsel renders an opinion with regard to the characterization of the Issuing Entity that is materially different from the opinion contained in clause (i) above, such opinion will be filed with the Commission in a Current Report on Form 8-K.

         Prospective investors should be aware that no rulings have been sought from the Internal Revenue Service (the "IRS"), and that legal opinions are not binding on the IRS or the courts. Accordingly, there can be no assurance that the IRS or the courts will agree with Special Tax Counsel's opinions. If, contrary to Special Tax Counsel's opinion, the Issuing Entity is characterized or treated as a corporation for United States federal income tax purposes, among other consequences, the Issuing Entity would be subject to United States federal income tax (and similar state income or franchise taxes) on its income and distributions to certificateholders would be impaired. In light of Special Tax Counsel's opinion, however, the balance of this discussion assumes that the Issuing Entity will not be characterized or treated as a corporation.

General

         The following summary of the material United States income tax consequences of the ownership of the certificates is based on the Internal Revenue Code of 1986 (the "Code") as well as Treasury regulations and administrative and judicial rulings and practice. Legislative, judicial and administrative changes may occur, possibly with retroactive effect, that could alter or modify the continued validity of the statements and conclusions set forth in this Prospectus. This summary is intended as an explanatory discussion of the consequences of holding the certificates generally and does not purport to furnish information in the level of detail or with the investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, it is strongly recommended that each prospective investor consult with its own tax advisor regarding the application of United States federal income tax laws, as well as any state, local, foreign or other tax laws, to its particular situation.

         Except with respect to certain withholding tax matters discussed below under "Withholding Taxes," the discussion is limited to consequences to U.S. Persons. For purposes of this discussion, a U.S. Person is:

                  o    a citizen or resident of the United States,

                  o a corporation or partnership organized in or under the laws of the United States, any state of the United States or the District of Columbia, or

                  o an estate or trust that is a United States person within the meaning of Section 7701(a)(30) of the Code.

         For the purposes of this discussion, SOC and Special Tax Counsel have assumed, without inquiry, that the Underlying Securities will be characterized as indebtedness for United States federal income tax purposes. The related prospectus supplement may contain additional information about the United States federal income tax characterization of the Deposited Assets.

Tax Status of the Trust

         The Issuing Entity shall be treated as a grantor trust for tax reporting purposes. Prospective investors should be aware, however, that certain of the terms of the certificates (for example, the allocation of the proceeds of a disposition of the Underlying Securities) may be viewed by the IRS as inconsistent with the grantor trust rules and, accordingly, the Issuing Entity may be viewed by the IRS as a partnership for federal income tax purposes. Nonetheless, because treating the Issuing Entity as a grantor trust is the more appropriate approach for tax reporting purposes, the Trustee currently intends to treat the trust as a grantor trust and, except as specifically indicated otherwise under "Possible Recharacterization of the Issuing Entity as a Partnership" below, the balance of this discussion assumes that the Issuing Entity will be so classified. (The applicable trust agreement will prohibit the Issuing Entity from electing to be taxed as a corporation.)

         Each certificateholder will be treated, for United States federal income tax purposes, as a holder of an equity interest in the Issuing Entity and, accordingly, (i) as if it had purchased its pro rata interest of the Trust's underlying assets and (ii) as if it were the obligor on its pro rata portion of the Trust's obligations. Thus, for example, if the certificates or the Underlying Securities are subject to call warrants, each certificateholder will be treated as if it had sold call warrants with respect to the Underlying Securities in an amount representing its pro rata interest in the Trust. Further, if the income of the Issuing Entity is used (directly or indirectly) to pay expenses of the Trust, the holders will be treated as if each had first earned its pro rata share of that income and then paid its share of the expense. Prospective investors should be aware that expenses of the Issuing Entity may be subject to limitations on deductibility, which may depend on each particular investor's circumstances, but would include, in the case of an individual (or entity treated as an individual) Section 67 of the Code, which allows miscellaneous itemized deductions only to the extent that in the aggregate they exceed 2 percent of adjusted gross income.

         The Issuing Entity will identify the Underlying Securities and any call warrants as part of an integrated transaction within the meaning of Treasury Regulation ss. 1.1275-6. Among other consequences of such identification is the treatment generally of each certificate as a synthetic debt instrument issued on the date it is acquired by the holder of the certificate. Similar treatment will also generally apply to certificates representing "stripped coupons" and/or "stripped bonds," which generally will be the case when certificates are issued in multiple classes and the different classes represent the ownership of differing percentage ownership interests of the right to interest and principal on the Underlying Securities. It is also possible that each certificate will be treated as an actual debt instrument issued on the Closing Date. In that case, the certificates would be taxed like conventional debt instruments and the discussion under "Income of Certificateholders" would not apply. If a series of certificates has more than one class and some but not all classes are treated as actual debt instruments issued on the Closing Date, income on the classes not so treated may be treated as unrelated business taxable income (and thus subject to tax) in the hands of pension plans, individual retirement accounts and other tax-exempt investors.

Income of Certificateholders

         Original Issue Discount. Each certificateholder will be subject to the original issue discount ("OID") rules of the Code and Treasury Regulations with respect to such certificates. Under those rules, the certificateholder (whether on the cash or accrual method of accounting) will be required to include in income the OID on the certificates as it accrues on a daily basis, under a constant yield method, regardless of when cash payments are received. The amount of OID on a certificate generally will be equal to the excess of all amounts payable on the certificate over the amount paid to acquire the certificate and the constant yield used in accruing OID generally will be the yield to maturity of a certificate as determined by each holder based on that holder's purchase price for the certificate. It is unclear whether the holder of a certificate should, in calculating OID, assume that the Underlying Securities will, or will not, be called under any Call Warrant. Further, it is not clear how actual and expected future prepayments or losses on the Underlying Securities are to be taken into account.

         The Trustee intends for information reporting purposes to account for OID, if any, reportable by certificateholders by reference to the price paid for a certificate by an initial purchaser at an assumed issue price, although the amount of OID will differ for other purchasers. Such purchasers should consult their tax advisers regarding the proper calculation of OID.

         The amount of OID that is reported in income in any particular year will not necessarily bear any relationship to the amount of distributions, if any, paid to a holder in that year.

         Purchase and Sale of a Certificate. A certificateholder's adjusted tax basis in a certificate generally will equal the cost of the certificates, increased by any amounts includible in income as OID, and reduced by any payments made on the certificates. If a certificate is sold or redeemed, capital gain or loss will be recognized equal to the difference between the proceeds of the sale or redemption and the certificateholder's adjusted tax basis in the certificates.

Possible Recharacterization of the Issuing Entity as a Partnership

         As indicated above, it is possible that the IRS will seek to recharacterize the Issuing Entity as a partnership. If the IRS were to successfully recharacterize the Issuing Entity as a partnership, the Issuing Entity would not be subject to federal income tax. Under Treasury Regulation ss. 1.761-2, certain partnerships may "elect out" of subchapter K of the Code (partnership tax accounting). Although subject to uncertainty, if the Issuing Entity is characterized as a partnership, it is likely to be eligible to make this election. Assuming that it is so eligible, each certificateholder will be required to report its respective share of the items of income, deductions, and credits of the organization on their respective returns (making such elections as to individual items as may be appropriate) in a manner consistent with the exclusion of the Issuing Entity from partnership tax accounting. Such reporting should be substantially similar to the income tax reporting that would be required under the grantor trust rules. In mutual consideration for each holder's purchase of a certificate, each such holder is deemed to consent to the Trust's making of a protective election out of subchapter K of the Code.

         If the election to be excluded from the partnership tax accounting provisions of the Code is not effective, among other consequences, (i) the Issuing Entity would be required to account for its income and deductions at the Issuing Entity level (not necessarily taking into account any particular holder's circumstances, including any difference between the holder's basis in its certificates and the Trust's basis in its assets) and to utilize a taxable year for reporting purposes and (ii) each holder would be required to separately take into account such holder's distributive share of income and deductions of the Trust. A holder would take into account its distributive share of Issuing Entity income and deductions for each taxable year of the Issuing Entity in the holder's taxable year which ends with or within the Trust's taxable year. A holder's share of the income of the Issuing Entity computed at the Issuing Entity level would not necessarily be the same as if computed under the OID rules described above under "Income of Certificateholders" and, in particular, may not take account of any difference in the yield on the certificate to the holder based on the certificateholder's purchase price and the yield on the Underlying Securities determined at the Issuing Entity level.

Withholding Taxes with Respect to Non-U.S. Persons

         Payments made on a certificate to a person that is not a U.S. Person and has no connection with the United States other than holding its certificates generally will be made free of United States federal withholding tax, provided that (i) the holder is not related (directly or indirectly) to the obligor, guarantor, if any, or sponsor of the Underlying Securities, SOC, the holder of any other class of certificates (if such series provides for multiple classes of certificates), the holder of any Call Warrant or the counterparty on any notion principal contract or other derivative contract of which the Issuing Entity is a party and (ii) the holder complies with certain identification and certification requirements imposed by the IRS.

State and Other Tax Consequences

         In addition to the federal income tax consequences described above, potential investors should consider the state, local and foreign tax consequences of the acquisition, ownership and disposition of the certificates. State, local and foreign tax law may differ substantially from federal tax law, and this discussion does not purport to describe any aspect of the tax law of a state or other jurisdiction (including whether the Trust, if treated as a partnership for federal income tax purposes, would be treated as a partnership under any state or local jurisdiction). Therefore, it is strongly recommended that prospective purchasers consult their own tax advisers with respect to such matters.

                              PLAN OF DISTRIBUTION

         Certificates may be offered in any of three ways:

                  o    through underwriters or dealers;

                  o    directly to one or more purchasers; or

                  o    through agents.

         The applicable prospectus supplement will set forth the terms of the offering of any series of certificates, which may include the names of any underwriters or initial purchasers, the purchase price of the certificates and the proceeds to SOC from the sale, any underwriting discounts and other items constituting underwriters' compensation, any initial public offering price, any discounts or concessions allowed or reallowed or paid to dealers, any securities exchanges on which the certificates may be listed, any restrictions on the sale and delivery of certificates in bearer form and the place and time of delivery of the certificates to be offered by the applicable prospectus supplement.

         If underwriters are used in the sale, certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Certificates may be offered to the public either through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. The managing underwriters or underwriters in the United States may include an affiliate of SOC. The obligations of the underwriters to purchase the certificates will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all of the certificates if any certificates are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

         Certificates may also be sold through agents designated by SOC from time to time. Any agent involved in the offer or sale of certificates will be named, and any commissions payable by SOC to such agent will be set forth, in the applicable prospectus supplement. Any agent will act on a best efforts basis for the period of its appointment.

         If so indicated in the applicable prospectus supplement, SOC will authorize agents, underwriters or dealers to solicit offers by certain specified institutions to purchase certificates at the public offering price described in such prospectus supplement as required by delayed delivery contracts providing for payment and delivery on a future date specified in such prospectus supplement. Such contracts will be subject only to those conditions set forth in the applicable prospectus supplement and such prospectus supplement will set forth the commissions payable for solicitation of such contracts.

         Any underwriters, dealers or agents participating in the distribution of certificates may be deemed to be underwriters and any discounts or commissions received by them on the sale or resale of certificates may be deemed to be underwriting discounts and commissions under the Securities Act. Agents and underwriters may be entitled under agreements entered into with SOC to indemnification by SOC against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the agents or underwriters may be required to make in respect of those liabilities. Agents and underwriters may be customers of, engage in transactions with, or perform services for, SOC or its affiliates in the ordinary course of business.

         The underwriters involved in the offering of any series of certificates may include J.P. Morgan Securities Inc., an affiliate of SOC, and may include other affiliates of SOC, J.P. Morgan Securities Inc. or other affiliates may be involved in any series as an underwriter or an agent.

                                 LEGAL OPINIONS

         Certain legal matters with respect to the certificates will be passed upon by Orrick, Herrington & Sutcliffe LLP, New York, New York, or other counsel identified in the applicable prospectus supplement.

                                 INDEX OF TERMS


$............................................................................4
[_____]...................................................................S-11
Administrative Agent Termination Events...................................S-42
Advance...................................................................S-35
Allowable Expense Amount..................................................S-29
Appropriations Acts.......................................................S-23
Asset-Backed Agreements.....................................................27
Asset-Backed Securities.....................................................25
Available Funds...........................................................S-29
Base Rate...................................................................16
Borrower..................................................................S-23
Business Day................................................................15
Calculation Agent...........................................................17
Call on Certificates........................................................19
Call on Underlying Securities...............................................19
Call Premium Percentage...................................................S-29
Call Right..................................................................19
CD Rate Certificate.........................................................16
certificate.................................................................14
certificate account.........................................................36
Certificate of Non-U.S. Beneficial Ownership................................46
Clearing Agency...........................................................S-27
Clearstream.................................................................46
Closing Date...............................................................S-2
Code........................................................................47
Commercial Paper Rate Certificate...........................................16
Company...................................................................S-14
Concentrated Underlying Security............................................29
Corporate Securities........................................................25
credit support instruments..................................................37
Credit Support Providers..................................................S-28
Cut-off Date................................................................36
definitive certificate......................................................20
Definitive Classes........................................................S-27
Depositary............................................................S-23, 19
Deposited Assets.............................................S-11, S-24, 2, 33
designated securities.......................................................24
Determination Date..........................................................14
Distribution Date............................................................2
DOL.......................................................................S-45
dollar.......................................................................4
Domestic Corporate Securities...............................................24
Domestic Government Securities..............................................25
Dual Currency Certificates..................................................18
Eligible Investments......................................................S-29
ERISA...............................................................S-12, S-45
Euroclear...................................................................46
event of default..........................................................S-37
Exchangeable Series.........................................................19
extendable securities.......................................................11
Extraordinary Trust Expense...............................................S-36
Fannie Mae................................................................S-19
Federal Funds Rate Certificate..............................................16
FIRRE Act.................................................................S-20
Fitch.....................................................................S-47
Fixed Pass-Through Rate......................................................2
Fixed Rate Certificates.....................................................15
Floating Rate Certificates..................................................16
Foreign Currency Certificates...............................................18
Foreign Government Securities...............................................25
Foreign Private Securities..................................................25
Freddie Mac...............................................................S-19
FSMA.................................................................S-x, S-xi
Government Securities.......................................................25
GSEs..................................................................S-16, 25
GTC Notes...................................................................28
GTCs............................................................S-16, S-23, 25
Initial Pass-Through Rate...................................................16
Interest Reset Date.........................................................17
Interest Reset Period.......................................................17
Investment Company Act.......................................................7
IRA ................................................................S-12, S-45
IRS ........................................................................47
Issuing Entity.............................................................S-1
Keogh.....................................................................S-12
LIBOR Certificate...........................................................16
Liquidation Proceeds......................................................S-35
London Banking Day..........................................................15
Maximum Pass-Through Rate...................................................17
Minimum Pass-Through Rate...................................................17
Moody's...................................................................S-47
Note Payment Date.........................................................S-23
Notes.....................................................................S-23
Notional Amount........................................................S-2, 15
offer of notes to the public...............................................S-x
OID ..................................................................S-44, 48
Optional Exchange Date................................................S-33, 22
Outstanding Debt Securities.................................................30
participants................................................................20

Parties in Interest.......................................................S-45
Pass-Through Rate............................................................2
Plan................................................................S-12, S-45
Private Sector Securities...................................................25
prospectus Directive.......................................................S-x
Rating[Agency][Agencies]..................................................S-47
Realized Losses........................................................S-4, 18
Regulation................................................................S-45
Relevant Implementation Date...............................................S-x
Relevant Persons..........................................................S-xi
Required Interest.........................................................S-29
Required Percentage-Amendment.............................................S-39
Required Percentage-Remedies..............................................S-38
Required Percentage-Waiver................................................S-39
Required Premium..........................................................S-29
Required Principal........................................................S-29
reserve account.............................................................35
Retained Interest.....................................................S-18, 11
Sallie Mae................................................................S-20
Secured Underlying Securities...............................................31
Senior Underlying Securities................................................30
SOC ...................................................................S-1, 10
Special Distribution Date..................................................S-4
Special Tax Counsel.........................................................46
Specified Currency................................................S-3, S-30, 3
Spread......................................................................16
Spread Multiplier...........................................................16
Standard & Poor's.........................................................S-47
Stated Amount...............................................................18
Strip Certificates...........................................................3
Stripped Interest...........................................................15
sub-administrative agent....................................................37
Subordinated Underlying Securities..........................................30
Systemwide Debt Securities................................................S-22
Treasury Rate Certificate...................................................16
Treasury Securities.........................................................25
Trust Indenture Act.........................................................26
Trust Preferred Securities..................................................24
Trustee...................................................................S-11
U.S. dollars.................................................................4
U.S. Person.................................................................46
U.S.$........................................................................4
UCC.........................................................................27
Underlying Securities..............................................S-18, 2, 24
Underlying Securities Currency..............................................32
Underlying Securities Indenture.............................................29
Underlying Securities Interest Accrual Periods..............................32
Underlying Securities Payment Dates.........................................32
Underlying Securities Rate..................................................32
United States...............................................................46
USD..........................................................................4
Variable Pass-Through Rate...................................................2

                                     PART II

Item 14. Other Expenses of Issuance and Distribution
         The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.


             Registration Fee.............................................     *
             Printing and Engraving Expenses..............................     *
             Trustee's Fees...............................................     *
             Legal Fees and Expenses......................................     *
             Securities Exchange Listing Fees, Blue Sky Fees and Expenses.     *
             Accountants' Fees and Expenses...............................     *
             Rating Agency Fees...........................................     *
             Miscellaneous................................................     *

                       Total..............................................     *

*  To Be Filed By Amendment

Item 15. Indemnification of Directors and Officers

         Pursuant to the Delaware General Corporation Law (the "DGCL"), a corporation may indemnify any person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a derivative action by or in the right of such corporation) who is or was a director, officer, employee or agent of such corporation, or serving at the request of such corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

         The DGCL also permits indemnification by a corporation under similar circumstances for expenses (including attorneys' fees) actually and reasonably incurred by such persons in connection with the defense or settlement of a derivative action, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to such corporation unless the Court of Chancery or the court in which such action or suit was brought shall determine upon application that such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

         The DGCL provides that the indemnification described above shall not be deemed exclusive of other indemnification that may be granted by a corporation pursuant to its By-laws, disinterested directors' vote, stockholders' vote, agreement or otherwise.

         The DGCL also provides that corporations with the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation in a similar capacity for another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability as described above.

         The Certificate of Incorporation of Structured Obligations Corporation (the "Registrant") the Registrant provides that, to the fullest extent that the DGCL as from time to time in effect permits the limitation or elimination of the liability of directors, no director of the Registrant shall be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director.

         The   Registrant's    Certificate   of   Incorporation   provides   for
indemnification of directors and officers of the Registrant to the fullest extent permitted by Delaware law.

         Reference is made to the Underwriting Agreement, the form of which is filed as Exhibit 1.1 to this Registration Statement.

         Under the Trust Agreement, the Registrant will agree to indemnify each of the Trustees of the issuer or any predecessor Trustee for the issuer, and to hold the Trustees harmless against, any loss, damage, claims, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the Trust Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under the Trust Agreement.


Item 16. Exhibits

         1.1    Form of proposed Underwriting Agreement for Trust Certificates.*

         3.1    Certificate   of   Incorporation   of   Structured   Obligations
                Corporation   (formerly   J.P.  Morgan  Structured   Obligations
                Corporation).*

         3.2 By-laws of Structured Obligations Corporation (formerly J.P. Morgan Structured Obligations Corporation).*


         4.1    Form of Trust Agreement.**


         4.2    Form of  Series Supplement to the Trust Agreement.*

         5.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

         8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.

         23.1 Consents of Orrick, Herrington & Sutcliffe LLP (included in its opinions filed as Exhibits 5.1 and 8.1).


* Incorporated by reference from the Registration Statement on Form S-3 (File No. 333-67188)


** Previously filed

Item 17. Undertakings

(a) Rule 415 Offering.

The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided , however, that:

(A) Paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the registration statement is on Form S-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this registration statement; and

(B) Provided further, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if this Registration Statement is for an offering of asset-backed securities on Form S-3 and the information required to be included in a post-effective amendment is provided pursuant to Item 1100(c) of Regulation AB.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

If the registrant is relying on Rule 430B:

(A) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2),  (b)(5), or
(b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus  relating to the offering
containing  material  information  about  the  undersigned   registrant  or  its
securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) Filings Incorporating Subsequent Exchange Act Documents by Reference.

The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Request for Acceleration of Effective Date.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d)  Filings  Regarding  Asset-Backed  Securities   Incorporating  by  Reference
Subsequent Exchange Act Documents by Third Parties

The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 of a third party that is incorporated by reference in the registration statement in accordance with Item 1100(c)(1) of Regulation AB shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(e) Filings Regarding Asset-Backed Securities That Provide Certain Information Through an Internet Web Site

The undersigned registrant hereby undertakes that, except as otherwise provided by Item 1105 of Regulation AB, information provided in response to that Item pursuant to Rule 312 of Regulation S-T through the specified Internet address in the prospectus is deemed to be a part of the prospectus included in the registration statement. In addition, the undersigned registrant hereby undertakes to provide to any person without charge, upon request, a copy of the information provided in response to Item 1105 of Regulation AB pursuant to Rule 312 of Regulation S-T through the specified Internet address as of the date of the prospectus included in the registration statement if a subsequent update or change is made to the information.

SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5. of Form S-3 will be met by the time of the sale of the securities registered hereunder and has duly caused this Amendment No. 4 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 15th day of February, 2007.


                                    STRUCTURED OBLIGATIONS CORPORATION

                                    By: /s/ Kelly Absher
                                        -------------------------------------
                                         Name: Kelly Absher
                                         Title: Vice President and Controller


                  Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.


February 15, 2007                   By:                *
                                       -----------------------------------------
Date                                     Name: Patrick T. O'Brien
                                         Title: Chief Finance Officer, Treasurer
                                                and Director


February 15, 2007                   By:  /s/ Kelly Absher
                                       -----------------------------------------
Date                                     Name: Kelly Absher
                                         Title: Vice President, Controller
                                                and Director


February 15, 2007                   By:                *
                                        ----------------------------------------
Date                                     Name: Thomas J. Benison
                                         Title: Vice President and Director


February 15, 2007                   By:                *
                                       -----------------------------------------
Date                                     Name: Michael A. Magaldi
                                         Title: Vice President and Director


February 15, 2007                   By:                *
                                       -----------------------------------------
Date                                     Name:  Alan S. Trager
                                         Title: Secretary and Director

February 15, 2007                   By:                *
                                       -----------------------------------------
Date                                     Name: James C.P. Berry
                                         Title: Assistant Secretary and Director


February 15, 2007                   By:                *
                                       -----------------------------------------
Date                                     Name: Timothy H. Samson
                                         Title: Assistant Secretary and Director


February 15, 2007                   By:                *
                                        ----------------------------------------
Date                                     Name: Euisun Lisa Lee
                                         Title: Assistant Secretary and Director


February 15, 2007                   By:                *
                                        ----------------------------------------
Date                                     Name: Chad S. Parson
                                         Title: President and Director
                                                (Principal Executive Officer)

* The undersigned, by signing his name hereto, does hereby sign this Amendment No. 4 on behalf of each of the persons indicated above pursuant to the power of attorney filed with the Registration Statement on Form S-3 (File No. 333-134429) on May 24, 2006.


                                      By: /s/ Kelly Absher
February 15, 2007                        --------------------------------
Date                                     Name: Kelly Absher
                                         Title: Vice President, Controller
                                                and Director

                                  EXHIBIT INDEX

      Exhibit           Description of Exhibit
        No.

        1.1     Form of proposed Underwriting Agreement for
                Trust Certificates.*

        3.1     Certificate of Incorporation of Structured
                Obligations Corporation (formerly J.P.
                Morgan Structured Obligations Corporation).*

        3.2     By-laws of Structured Obligations
                Corporation formerly J.P. Morgan Structured
                Obligations Corporation).*


        4.1     Form of Trust Agreement, with form of Trust
                Certificates attached thereto.**


        4.2     Form of Series Supplement to the Trust
                Agreement.*

        5.1     Opinion of Orrick, Herrington & Sutcliffe
                LLP with respect to legality.

        8.1     Opinion of Orrick, Herrington & Sutcliffe
                LLP with respect to tax matters.

        23.1    Consents of Orrick, Herrington & Sutcliffe
                LLP (included in its opinions filed as
                Exhibits 5.1 and 8.1).


----------------------
* Incorporated by reference from the Registration Statement on Form S-3 (File No. 333-67188)


**    Previously filed